UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

SCHEDULE 14A
__________________________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐          Preliminary Proxy Statement
☐          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒          Definitive Proxy Statement
☐          Definitive Additional Materials
☐          Soliciting Material Under Rule 14a-12

ReWalk Robotics Ltd.
(Name of the Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in Exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

REWALK ROBOTICS LTD.
3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel
Tel: (+972-4) 959-0123

 Dear Shareholder,

You are cordially invited to attend the 2022 Annual Meeting of Shareholders (the “Meeting”) of ReWalk Robotics Ltd. (“we,” the “Company” or “ReWalk”) to be held at 10:00 a.m. (Eastern Time) on Wednesday, July 27, 2022, at the Hyatt Place Marlborough / Apex Center Hotel, 169 Apex Drive, Marlborough, MA 01752. The health and well-being of our employees and shareholders are paramount, and we are closely monitoring developments related to the ongoing COVID-19 pandemic. Although we intend to hold the Meeting in person, we are sensitive to the public health and travel concerns our shareholders may have and the protocols that governments may impose. We reserve the right to convert to a virtual only meeting format. If we convert to a virtual only online meeting, we will announce the decision to do so in advance in a Form 8-K filed with the United States Securities and Exchange Commission. As always, we encourage you to vote your shares prior to the Meeting.

The agenda for the Meeting is set forth in the accompanying Notice of 2022 Annual Meeting of Shareholders and Proxy Statement.

As described further in the accompanying Proxy Statement, we have received notice from Creative Value Capital Limited Partnership (“CVC”), which claims to hold approximately 3% of our outstanding ordinary shares, that it is nominating two candidates for election to our Board of Directors and submitting two additional proposals for consideration at the Meeting.  CVC’s proposals are included as Proposals 7 – 9 in the accompanying Proxy Statement.

For the reasons set forth in the accompanying Proxy Statement, our Board of Directors recommends that you vote ‘‘FOR’’ Proposals 1 – 6 and “AGAINST” Proposals 7 – 9 on the agenda for the Meeting.

We look forward to greeting personally those of you who are able to be present at the Meeting. However, whether or not you plan to attend the Meeting, it is important that your shares be represented. Accordingly, you are kindly requested to mark, sign, date and promptly mail the enclosed proxy card at your earliest convenience so that it will be received no later than 10:00 a.m. (Eastern Time) on Tuesday, July 26, 2022, to be validly included in the tally of ordinary shares voted at the Meeting. Detailed proxy voting instructions are provided both in the Proxy Statement and on the proxy card.

If shareholders have questions or need assistance in voting their shares for the Meeting, please contact the Company’s proxy solicitor, Morrow Sodali LLC. They can be reached by calling +1 (800) 662-5200 or banks and brokers can call toll-free within the United States at +1 (203) 658-9400, or by emailing RWLK@investor.morrowsodali.com.

If your ordinary shares are held in “street name,” that is, in a brokerage account or by a trustee or nominee, you should complete the voting instruction card that will be sent to you in order to direct your broker, trustee or nominee how to vote your shares. You may also be able to provide such voting instructions via the Internet.

Thank you for your continued cooperation.

Very truly yours, Jeff Dykan Chairman of the Board of Directors Yokneam Ilit, Israel June 23, 2022

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MAILED TO SHAREHOLDERS ON OR ABOUT JUNE 23, 2022.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OF
REWALK ROBOTICS LTD.
3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel
Tel: (+972-4) 959-0123

To the shareholders of ReWalk Robotics Ltd.:

Notice is hereby given that the 2022 Annual Meeting of Shareholders (the “Meeting”) of ReWalk Robotics Ltd. (“we,” the “Company” or “ReWalk”) will be held at 10:00 a.m. (Eastern Time) on Wednesday, July 27, 2022, at the Hyatt Place Marlborough / Apex Center Hotel, 169 Apex Drive, Marlborough, MA 01752.

The agenda of the Meeting will be as follows:

PROPOSALS 1 – 6 ARE COMPANY PROPOSALS SUBMITTED TO SHAREHOLDERS BY OUR BOARD OF DIRECTORS. FOR THE REASONS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT, OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1-6.

1.
To reelect three current directors named in the attached proxy statement (“Proxy Statement”), each as a Class II director of the board of directors of the Company (the “Board” or the “Board of Directors”), to serve until the 2025 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999 (the “Israel Companies Law”).

2.	To approve an amendment to the Company’s 2014 Incentive Compensation Plan to increase the number of shares available for issuance thereunder by 4,400,000 ordinary shares.

3.
To approve (i) subject to approval of Proposal 2, a grant of 200,000 restricted stock units to Larry Jasinski, the Company’s Chief Executive Officer, and (ii) an increase in Mr. Jasinski’s annual salary by four percent, effective January 1, 2022.

4.	To approve the terms of consulting services by Randel E. Richner, a member of the Board.

5.
To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2022 and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

6.	To approve, on an advisory basis, the Company’s executive compensation, commonly referred to as a “Say-on-Pay” vote.

PROPOSALS 7 – 9 ARE PROPOSALS SUBMITTED TO SHAREHOLDERS BY A SHAREHOLDER.  FOR THE REASONS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT, OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSALS 7-9.

7.
To consider a shareholder proposal by Creative Value Capital Limited Partnership (“CVC”) to elect two shareholder nominees named in the Proxy Statement, each as a Class II director of the Board, to serve until the 2025 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

8.
To consider a shareholder proposal by CVC to amend the Company’s Articles of Association to declassify the Board and remove certain supermajority vote provisions for director removal immediately following the Meeting.

9.	To consider a shareholder proposal by CVC to remove three of the Company’s directors immediately following the Meeting.

10.	To report on the business of the Company for the year ended December 31, 2021 and review the 2021 financial statements.

11.	To act upon any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

The proposals above are described more fully in the enclosed Proxy Statement, which we urge you to read in its entirety.

For the reasons set forth in the accompanying Proxy Statement, our Board of Directors recommends that you vote ‘‘FOR’’ Proposals 1 – 6 and “AGAINST” Proposals 7 – 9 on the agenda for the Meeting.

The affirmative vote of a simple majority of the votes cast by shareholders in person or by proxy at the Meeting on the proposal (an “Ordinary Majority”) is necessary for the approval of Proposals 2, 3, 4, 5 and 6. Under Israeli law, Proposal 3 requires, in addition to the affirmative vote of an Ordinary Majority, that either: (1) a majority of the voting power represented at the Meeting in person or by proxy and voting thereon, excluding the shares of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of shares of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the proposal does not exceed two percent of the outstanding voting power in the Company. More detailed information regarding this approval requirement appears below under “Questions and Answers About the Meeting – About the Voting Procedures at the Meeting – Voting Standards.” The approval of Proposals 8 and 9 requires the affirmative vote of the holders of at least 65% of the voting power of our ordinary shares issued and outstanding.

At the Meeting, shareholders will be asked to elect three (3) out of the five (5) nominees set forth in Proposals 1 and 7 to serve as Class II directors of the Company, each to serve until the 2025 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law. A nominee must receive the affirmative vote of an Ordinary Majority. In the event that more than three (3) nominees proposed in Proposals 1 and 7 receive the affirmative vote of an Ordinary Majority, the three (3) nominees who receive the highest number of affirmative votes in favor of their election will be elected to serve as Class II directors.  Shareholders will be permitted to vote for more than three (3) nominees on the proxy card, but are encouraged to only vote “FOR” their top three (3) nominees to fill the three seats open for election at the Meeting.

Only shareholders of record at the close of business on the record date of June 17, 2022 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. You are cordially invited to attend the Meeting in person.

If you are unable to attend the Meeting in person you are requested to complete, date and sign the enclosed proxy card and return it promptly in the pre-addressed envelope provided so that it is received by us at least 24 hours before the Meeting or vote by telephone or over the Internet if your voting instruction form describes such voting methods. Your proxy may be revoked at any time before it is voted if you return a later‑dated proxy card or if you vote your shares in person at the Meeting if you are the record holder of the shares and can provide a copy of a certificate(s) evidencing your shares. If your shares are held in “street name,” meaning in the name of a bank, broker or other record holder, you must either direct the record holder of your shares on how to vote your shares or obtain a legal proxy from the record holder to vote the shares at the Meeting on behalf of the record holder as well as a statement from such record holder that it did not vote such shares on your behalf.

Further, if you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, which at our upcoming meeting will only be the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (Proposal 5), even if the broker does not receive voting instructions from you. Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters.

Joint holders of shares should note that, pursuant to our Articles of Association, the vote of the senior of joint holders of any share who votes such share, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other registered holder(s) of such share, with seniority determined by the order in which the names of the joint holders appear in our Register of Shareholders. For the appointment of a proxy to vote shares held by joint holders to be valid, the signature of the senior of the joint holders must appear on the proxy card.

If you have questions or need assistance in voting your shares for the Meeting, please contact the Company’s proxy solicitor, Morrow Sodali LLC. They can be reached by calling +1 (800) 662-5200 or banks and brokers can call toll-free within the United States at +1 (203) 658-9400, or by emailing RWLK @investor.morrowsodali.com.

By Order of the Board of Directors, Jeff Dykan Chairman of the Board of Directors Yokneam Ilit, Israel June 23, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, JULY 27, 2022

You are urged to mark, date, sign and promptly return the proxy card in the envelope provided to you so that, if you are unable to attend the Meeting, your shares can be voted. The Notice and Proxy Statement and the 2021 Annual Report are available at http://ir.rewalk.com.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE MEETING	2
DATE THESE PROXY MATERIALS ARE FIRST BEING MADE AVAILABLE	8
PROPOSAL 1 — ELECTION OF CLASS II DIRECTORS	9
CORPORATE GOVERNANCE	13
AUDIT COMMITTEE REPORT	22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23
DIRECTOR COMPENSATION	25
EXECUTIVE OFFICERS	27
EXECUTIVE COMPENSATION	28
EQUITY COMPENSATION PLANS	33
EQUITY COMPENSATION PLAN INFORMATION	37
PROPOSAL 2 — APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2014 INCENTIVE COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 4,400,000 ORDINARY SHARES	38
PROPOSAL 3 — APPROVAL OF (I), SUBJECT TO APPROVAL OF PROPOSAL 2, A GRANT OF 200,000 RESTRICTED STOCK UNITS TO LARRY JASINSKI, THE COMPANY’S CHIEF EXECUTIVE OFFICER, AND (II) AN INCREASE IN MR. JASINSKI’S ANNUAL SALARY BY FOUR PERCENT, EFFECTIVE JANUARY 1, 2022	40
PROPOSAL 4 - APPROVAL OF TERMS OF CONSULTING SERVICES BY RANDEL E. RICHNER, A MEMBER OF THE COMPANY’S BOARD OF DIRECTORS	42
PROPOSAL 5 — REAPPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	44
PROPOSAL 6 — NON-BINDING SHAREHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION	46
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	47
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	49
SHAREHOLDER PROPOSALS	50
PROPOSAL 7 – ELECTION OF SHAREHOLDER NOMINEES	50
PROPOSAL 8 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S ARTICLES OF ASSOCIATION TO DECLASSIFY THE BOARD OF DIRECTORS AND REMOVE CERTAIN SUPERMAJORITY VOTE PROVISIONS FOR DIRECTOR REMOVAL IMMEDIATELY FOLLOWING THE MEETING	53
PROPOSAL 9 –REMOVAL OF THREE OF THE COMPANY’S DIRECTORS IMMEDIATELY FOLLOWING THE MEETING	56
REVIEW OF THE COMPANY’S FINANCIAL STATEMENTS FOR 2021	57
PROPOSALS OF SHAREHOLDERS AT 2023 ANNUAL MEETING	57
OTHER BUSINESS	57
ADDITIONAL INFORMATION	58
APPENDIX A - AMENDED AND RESTATED 2014 INCENTIVE COMPENSATION PLAN	A-1
APPENDIX B – CONSULTING AGREEMENT BETWEEN THE COMPANY AND RICHNER CONSULTANTS, LLC	B-1

- i -

REWALK ROBOTICS LTD.
3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel
Tel: (+972-4) 959-0123

PROXY STATEMENT

This Proxy Statement is being furnished to the holders of ReWalk Robotics Ltd.’s (the “Company’s”) ordinary shares, par value NIS 0.25 each, in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the 2022 Annual Meeting of Shareholders (the “Meeting”) to be held on Wednesday, July 27, 2022, at 10:00 a.m. (Eastern Time) and at any adjournment or postponement thereof, pursuant to the accompanying Notice of Annual General Meeting of Shareholders.  We are first making available this Proxy Statement and accompanying materials to shareholders on or about June 23, 2022.

The agenda of the Meeting will be as follows:

1.
To reelect three current directors named in this Proxy Statement, each as a Class II director of the Board, to serve until the 2025 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999 (the “Israel Companies Law”).

2.	To approve an amendment to the Company’s 2014 Incentive Compensation Plan to increase the number of shares available for issuance thereunder by 4,400,000 ordinary shares.

3.
To approve (i) subject to approval of Proposal 2, a grant of 200,000 restricted stock units to Larry Jasinski, the Company’s Chief Executive Officer, and (ii) an increase in Mr. Jasinski’s annual salary by four percent, effective January 1, 2022.

4.	To approve the terms of consulting services by Randel E. Richner, a member of the Board.

5.
To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2022, and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

6.	To approve, on an advisory basis, the Company’s executive compensation, commonly referred to as a “Say-on-Pay” vote.

7.
To consider a shareholder proposal by Creative Value Capital Limited Partnership (“CVC”) to elect two shareholder nominees named in the Proxy Statement, each as a Class II director of the Board, to serve until the 2025 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

8.
To consider a shareholder proposal by CVC to amend the Company’s Articles of Association to declassify the Board and remove certain supermajority vote provisions for director removal immediately following the Meeting.

9.	To consider a shareholder proposal by CVC to remove three of the Company’s directors immediately following the Meeting.

10.	To report on the business of the Company for the year ended December 31, 2021 and review the 2021 financial statements.

11.	To act upon any other matters that may properly come before the Meeting or any adjournment or postponement thereof.

Currently, we are not aware of any other matters that will come before the Meeting. If any other matters properly come before the Meeting, the persons designated as proxies will retain discretion to vote in accordance with their judgment on such matters.

QUESTIONS AND ANSWERS ABOUT THE MEETING

GENERAL

Q:	When and where is the Annual General Meeting of Shareholders being held?

A:
The Meeting will be held on Wednesday, July 27, 2022, at 10:00 a.m. (Eastern Time), at the Hyatt Place Marlborough / Apex Center Hotel, 169 Apex Drive, Marlborough, MA 01752. The health and well-being of our employees and shareholders are paramount, and we are closely monitoring developments related to the ongoing COVID-19 pandemic. Although we intend to hold our Meeting in person, we are sensitive to the public health and travel concerns our shareholders may have and the protocols that governments may impose. We reserve the right to convert to a virtual only meeting format. If we convert to a virtual only online meeting, we will announce the decision to do so in a Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”). As always, we encourage you to vote your shares prior to the Meeting.

Q:	Who can attend the Meeting?

A:
Any shareholder of the Company may attend. Please note that space limitations make it necessary to limit attendance to shareholders. Admission will be on a first-come, first-served basis, subject to any applicable COVID-19 protocols and regulations. Current proof of ownership of ReWalk’s shares as of the Record Date (as defined below), as well as a form of personal photo identification, must be presented in order to be admitted to the Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring a current brokerage statement or other form of proof reflecting ownership as of the Record Date (as defined below) with you to the Meeting. No cameras, recording equipment, electronic devices, use of cell phones or other mobile devices, large bags or packages will be permitted at the Meeting.

Q:	Who is entitled to vote?

A:
Only holders of ordinary shares at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Each shareholder is entitled to one vote for each ordinary share owned as of the Record Date. Ordinary shares held in our treasury, which are not considered outstanding, will not be voted. On the Record Date, there were 62,576,559 ordinary shares outstanding entitled to vote and there were no outstanding shares of any other class of stock.

Joint holders of shares should note that, pursuant to our Articles of Association, the vote of the senior of joint holders of any share who votes such share, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other registered holder(s) of such share, with seniority determined by the order in which the names of the joint holders appear in our Register of Shareholders. For the appointment of a proxy to vote shares held by joint holders to be valid, the signature of the senior of the joint holders must appear on the proxy card.

HOW TO VOTE YOUR SHARES

Q:          How do I vote?

A:
You may vote in person. Ballots will be passed out at the Meeting to anyone who wants to vote at the Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. If you are a shareholder of record, meaning that your shares are held directly in your name, you may vote in person at the Meeting. However, if your shares are held in “street name” (that is, though a bank, broker or other nominee), you must first obtain a signed proxy from the record holder (that is, your bank, broker or other nominee) before you vote at the Meeting.

“Street name” holders may also vote by phone or through an Internet website. If you hold your shares in “street name” (e.g., through a broker, bank or other nominee), then you should have received this Proxy Statement from the bank, broker or other nominee, along with its proxy card with voting instructions (including voting by phone or through an Internet website) and instructions on how to change your vote. Thus, if you are a “street name” holder, your votes will be processed based on your instructions to your bank, broker or other nominee on how to vote the ordinary shares. Because you are not a shareholder of record, you may not vote those shares directly at the Meeting unless you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares directly, giving you the right to vote the shares at the Meeting.

You may vote by mail. Both shareholders of record and “street name” holders can do this by completing the proxy card (for shareholders of record) or voting instruction card (for “street name” holders”) and returning it in the enclosed, prepaid and addressed envelope. If you return a signed card but do not provide voting instructions, your shares will be voted as recommended by the Board.

Q:	What is the difference between holding shares as a shareholder of record and holding shares in “street name”? Will my shares be voted if I do not provide my proxy?

A:
Many ReWalk shareholders hold their shares in “street name,” meaning through a bank, broker or other nominee rather than directly in their own name. As explained in this Proxy Statement, there are some distinctions between shares held of record and shares owned in “street name.”

Shareholders of Record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC of New York, New York, you are considered, with respect to those shares, the shareholder of record. In such case, these proxy materials are being sent directly to you. If you are a shareholder of record, you have the right to grant your voting proxy directly to ReWalk or to vote in person at the Meeting. If you hold your shares directly in your own name and do not provide a proxy, your shares will not be voted.

“Street Name” Holders (Beneficial Owners)

If your shares are held through a bank, broker or other nominee, they are considered to be held in “street name” and you are the beneficial owner. If your shares are held in street name, these proxy materials are being forwarded to you by your bank, broker or other nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct the bank, broker or other nominee on how to vote your shares for the Meeting. You also may attend the Meeting. However, because you are not the shareholder of record, you may not vote these shares in person at the Meeting, unless you first obtain a signed proxy from the record holder (your bank, broker or other nominee) giving you the right to vote the shares. Your bank, broker or other nominee has enclosed a voting instruction card for you to use in directing the bank, broker or other nominee regarding how to vote your shares.

If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares without your instructions only on routine matters, which at our upcoming Meeting will only be the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (Proposal 5). Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters. Thus, while your broker may vote on Proposal 5 without instructions from you, your broker may not vote on Proposal 1.a., Proposal 1.b., Proposal 1.c., Proposal 2, Proposal 3.a., Proposal 3.b., Proposal 4, Proposal 6, Proposal 7.a., Proposal 7.b., Proposal 8 or Proposal 9 unless you provide instructions. In the event of a broker non-vote, the shares held by you will be included in determining the presence of a quorum at the Meeting, but are not considered “present” for purposes of voting on the proposals. It is important for a shareholder that holds ordinary shares through a bank, broker or other nominee to instruct its bank, broker or other nominee regarding how to vote its shares if the shareholder wants its shares to count towards the vote tally for a given proposal.

Q:	Does ReWalk recommend I vote in advance of the Meeting?

A:	Yes. Even if you plan to attend the Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Meeting.

Q:	If I vote by proxy, can I change my vote or revoke my proxy?

A:	Yes. You may change your proxy instructions at any time prior to the vote at the Meeting. If you are a shareholder of record, you may do this by:

•	filing a written notice of revocation with our Director of Finance, delivered to our address above;

•	delivering a timely later-dated proxy card or voting instruction form; or

•	attending the Meeting and voting (attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request).

If you hold shares through a bank, broker or other nominee, you may revoke any prior voting instructions by contacting that firm or by voting via “legal proxy” at the Meeting.

Q:	How are my votes cast when I submit a proxy vote?

A:
When you submit a proxy vote, you appoint Jeff Dykan, Larry Jasinski and Almog Adar, or any of them, as your representative(s) at the Meeting. Your shares will be voted at the Meeting as you have instructed.

Upon the receipt of a properly submitted proxy card, which is received by 10:00 a.m. (Eastern Time), on Tuesday, July 26, 2022, which is 24 hours prior to the Meeting, and not revoked prior to the Meeting, or which is presented to the chairperson at the Meeting, the persons named as proxies will vote the ordinary shares represented thereby at the Meeting in accordance with your instructions, or if no instructions are received, the persons named as proxies will vote in accordance with the Board’s recommendations as indicated in the instructions outlined on the proxy card.

Q:	What does it mean if I receive more than one proxy card from the Company?

A:	It means that you have multiple accounts at the transfer agent or with brokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

ABOUT THE VOTING PROCEDURES AT THE MEETING

Q:	What constitutes a quorum?

A:
In order for us to conduct business at the Meeting, two or more shareholders must be present, in person or by proxy, representing at least 33-1/3% of the ordinary shares outstanding as of the Record Date. This is referred to as a quorum.

Ordinary shares represented in person or by proxy (including broker non-votes and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for purposes of determining whether a quorum exists. As discussed further above, a “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner attends the Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Abstentions and broker non‑votes will be counted as present in determining if a quorum is present.

Q:	What happens if a quorum is not present?

A:
If a quorum is not present, the Meeting will be adjourned to the same day at the same time the following week, or to such day and at such time and place as the Chairman of the meeting may determine with the consent of the holders of a majority of the shares present in person or by proxy and voting on the question of adjournment.

Q:	How will votes be counted?

A:	Each outstanding ordinary share is entitled to one vote for each proposed resolution to be voted on at the Meeting. Our Articles of Association do not provide for cumulative voting.

Q:	What are the requirements for approval of each of the proposals and how will votes (and discretionary voting) be handled?

A:
The following chart details the votes required for each of the proposals, the treatment of abstentions and broker non-votes for each of the proposals, and whether the proposals permit discretionary voting.

Proposal	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
Proposals 1.a., 1.b. and 1.c: Election of three Class II directors for a three-year term expiring in 2025
Affirmative vote of a simple majority of the votes cast by shareholders in person or by proxy at the Meeting on the proposal (an “Ordinary Majority”). The results of the voting for Proposals 1.a., 1.b. and 1.c. will be considered together with the results of the voting for Proposals 7.a. and 7.b. To the extent more than three directors receive the affirmative vote of the holders of shares representing a majority of the voting power represented at the Meeting in person or by proxy and voting thereon, the three nominees who receive the highest number of affirmative votes in favor of their election will be elected to serve as Class II directors.
		Abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” the proposals.	No.
Proposal 2: Approval of an amendment to the Company’s 2014 Incentive Compensation Plan to increase the number of shares available for issuance thereunder	An Ordinary Majority.	Abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” the proposal.	No.
Proposals 3.a. and 3.b.: Subject to approval of Proposal 2, approval of (i) a grant of equity awards to and (ii) an increase in the annual salary of the Company’s Chief Executive Officer	Affirmative vote of an Ordinary Majority. In addition, a Special Majority, as discussed below, is required under Israeli law for approval of Proposals 3.a. and 3.b.	Abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” the proposals.	No.
Proposal 4: Approval of the terms of consulting services by a member of the Board.	Affirmative vote of an Ordinary Majority.	Abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” the proposal.	No.
Proposal 5: Reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2022.	Affirmative vote of an Ordinary Majority.
Because brokers have discretionary authority to vote on Proposal 5, we do not expect for there to be any broker non‑votes for Proposal 5, and abstentions will not be treated as either a vote “FOR” or “AGAINST” the proposal.
Yes.
Proposal 6: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.	Affirmative vote of an Ordinary Majority.	Abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” the proposal.	No.
Proposals 7.a. and 7.b.: Shareholder proposal regarding the election of two shareholder nominees as Class II directors for a three-year term expiring in 2025.
Affirmative vote of an Ordinary Majority. The results of the voting for Proposals 7.a. and 7.b. will be considered together with the results of the voting for Proposals 1.a., 1.b. and 1.c. To the extent more than three directors receive the affirmative vote of an Ordinary Majority, the three nominees who receive the highest number of affirmative votes in favor of their election will be elected to serve as Class II directors.
		Abstentions and broker non-votes will not be treated as either a vote “FOR” or “AGAINST” the proposals.	No.
Proposal 8: Shareholder proposal to amend the Company’s Articles of Association to declassify the Board and remove certain supermajority vote provisions for director removal immediately following the Meeting.
	Affirmative vote of 65% or more of the voting power of our issued and outstanding ordinary shares.	Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal.	No.
Proposal 9: Shareholder proposal to remove three of the Company’s directors immediately following the Meeting.	Affirmative vote of 65% or more of the voting power of our issued and outstanding ordinary shares.	Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal.	No.

Special Majority

Under Israeli law, each of Proposal 3.a. and Proposal 3.b. requires, in addition to the affirmative vote of an Ordinary Majority, that either: (1) a simple majority of shares voted at the Meeting, excluding the shares of controlling shareholders and of shareholders who have a personal interest in the approval of the resolution, be voted “FOR” the proposed resolution, or (2) the total number of shares of non-controlling shareholders and of shareholders who do not have a personal interest in the resolution voted against approval of the resolution does not exceed two percent of the outstanding voting power in the Company. We refer to this threshold in this Proxy Statement as a “Special Majority”.

The term “controlling shareholder” means a shareholder having the ability to direct the activities of a company, other than by virtue of being an office holder. A shareholder is presumed to be a controlling shareholder if the shareholder holds 50% or more of the voting rights in a company or has the right to appoint the majority of the directors of the company or its general manager. To the knowledge of the Company, there is no shareholder who is a controlling shareholder.

Under the Israel Companies Law, a “personal interest” of a shareholder (i) includes a personal interest of the shareholder and any member of the shareholder’s family, family members of the shareholder’s spouse, or a spouse of any of the foregoing, or a personal interest of a company with respect to which the shareholder (or such family member) serves as a director or chief executive officer, owns at least 5% of the shares or has the right to appoint a director or chief executive officer, and (ii) excludes an interest arising solely from the ownership of our ordinary shares. Under the Israel Companies Law, in the case of a person voting by proxy for another person, “personal interest” includes a personal interest of either the proxy holder or the shareholder granting the proxy, whether or not the proxy holder has discretion how to vote. If you do not have a personal interest in this matter, you may assume that using the form of proxy enclosed herewith will not create a personal interest. To avoid confusion, in the form of proxy card, we refer to such a personal interest as a “personal benefit or other interest”.

The Israel Companies Law requires that each shareholder voting on the proposal indicate whether or not the shareholder is a controlling shareholder or has a personal interest in the proposed resolution. The enclosed form of proxy includes a box you can mark to confirm that you are not a “controlling shareholder” and do not have a personal interest in this matter. If you do not mark this box, your vote will not be counted.

It is highly unlikely that any of the Company’s public shareholders has a personal interest in any of the proposals. If you are unable to make this confirmation, please contact the Company’s Director of Finance by facsimile no. +972-4-959-0125; if you hold your shares in “street name,” you may also contact the representative managing your account, who could contact us on your behalf.

Q:	How will my shares be voted if I do not provide instructions on the proxy card?

A:
If you are the record holder of your shares and return a properly executed proxy card to us at least 24 hours before the Meeting, but do not specify on your proxy card how you want to vote your shares, your shares will be voted as to each of the proposals in accordance with the recommendation of the Board, as follows:

1.a. “FOR” the reelection of Mr. Larry Jasinski as a Class II director of the Board, to serve until the 2025 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

1.b. “FOR” the reelection of Dr. John William Poduska as a Class II director of the Board, to serve until the 2025 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

1.c. “FOR” the reelection of Ms. Randel E. Richner as a Class II director of the Board, to serve until the 2025 annual meeting of shareholders and until her successor has been duly elected and qualified, or until her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

2. “FOR” the approval of an amendment to our 2014 Incentive Compensation Plan to increase the number of shares available for issuance thereunder by 4,400,000 ordinary shares.

3.a. “FOR”, subject to approval of Proposal 2, a grant of 200,000 restricted stock units to Larry Jasinski, the Company’s Chief Executive Officer

3.b. “FOR” an increase in Mr. Jasinski’s annual salary by four percent, effective January 1, 2022.

4. “FOR” the approval of terms of consulting services by Ms. Richner.

5. “FOR” the approval of the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as ReWalk’s independent registered public accounting firm for the year ending December 31, 2022, and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

6. “FOR” the approval, on an advisory basis, of the Company’s executive compensation, commonly referred to as a “Say-on-Pay” vote.

7.a.  “AGAINST” the shareholder proposal to elect Mr. Hadar Levy as a Class II director of the Board, to serve until the 2025 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

7.b.  “AGAINST” the shareholder proposal to elect Mr. Ronen Grossman as a Class II director of the Board, to serve until the 2025 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

8.  “AGAINST” the shareholder proposal to approve an amendment to the Company’s Articles of Association to declassify the Board and remove certain supermajority vote provisions for director removal immediately following the Meeting.

9.  “AGAINST” the shareholder proposal to remove three of the Company’s directors, Mr. Jeff Dykan, Mr. Yohanan Engelhardt and Mr. Yasushi Ichiki, immediately following the Meeting.

The named proxies will act in accordance with the best judgment of the named proxies on any other matters properly brought before the annual meeting and any postponement(s) or adjournment(s) thereof to the extent permitted under Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”).

HOW TO FIND VOTING RESULTS

Q:	Where do I find the voting results of the Meeting?

A:
We plan to announce preliminary voting results at the Meeting. The final voting results will be reported following the Meeting on the “Investors” portion on our website at www.rewalk.com and in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Meeting.  If final voting results are not available to us in time to file a Form 8-K within four business days after the Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

 SOLICITATION OF PROXIES

Q:	Who will bear the costs of solicitation of proxies for the Meeting?

A:
ReWalk will bear the costs of solicitation of proxies for the Meeting. In addition to solicitation by mail, directors, officers and employees of ReWalk may solicit proxies from shareholders by telephone, in person or otherwise. Such directors, officers and employees will not receive additional compensation, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of ordinary shares held of record by them, and such custodians will be reimbursed by ReWalk for their reasonable out-of-pocket expenses. We have also engaged Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902 (“Morrow Sodali”) to assist us in soliciting proxies for a fee estimated not to exceed $85,000.

 HOW TO FIND MORE INFORMATION

Q:	Who can I contact for more information or questions about the Meeting or the Proposals on the agenda for the Meeting?

A:
Please contact our proxy solicitor, Morrow Sodali, for more information or questions about the Meeting or any of the Proposals on the agenda for the Meeting.  They can be reached by calling +1 (800) 662-5200 or banks and brokers can call toll-free within the United States at +1 (203) 658-9400, or by emailing RWLK@investor.morrowsodali.com.

POSITION STATEMENTS

Q:	Can a shareholder express an opinion on a proposal prior to the Meeting?

A:
In accordance with the Israel Companies Law and regulations promulgated thereunder, any ReWalk shareholder may submit a position statement on its behalf, expressing its position on an agenda item for the Meeting, to ReWalk Robotics Ltd., 3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel, Attention: Director of Finance, or by facsimile to +972-4-959-0125, no later than July 17, 2022. Position statements must be in English and otherwise must comply with applicable law. We will make publicly available any valid position statement that we receive.

DATE THESE PROXY MATERIALS ARE FIRST BEING MADE AVAILABLE

We are first making available this Proxy Statement and accompanying materials to shareholders on or about June 23, 2022. This Proxy Statement and our 2021 Annual Report are also available at http://ir.rewalk.com. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

MATTERS SUBMITTED TO SHAREHOLDERS BY OUR BOARD

Included in this proxy statement are six proposals that are being submitted by our Board for approval at the Meeting.  For the reasons set forth below, our Board unanimously recommends a vote “FOR” each of the following Proposals 1 – 6.

PROPOSAL 1

ELECTION OF CLASS II DIRECTORS

Our Board currently consists of nine directors. Our Articles of Association provide that our Board may consist of not less than five and not more than thirteen directors.

Under our Articles of Association, our directors (other than our external directors, if any, as discussed below) are divided into three classes. Classes I, II and III each currently consist of three members. At each annual meeting of our shareholders, directors are elected or reelected for a term of office that expires at the third annual meeting following such election or reelection, such that, each year, the term of office of one class of directors expires.

Each director serves through the term of his or her class, except in the event of his or her earlier death, resignation, removal or termination otherwise. The term of each of our Class II directors, Larry Jasinski, Dr. John William Poduska and Randel E. Richner, expires at the Meeting. Our Class III directors, Messrs. Wayne B. Weisman, Aryeh (Arik) Dan and Yohanan Engelhardt, are serving terms that expire at the 2023 annual general meeting of shareholders, and our Class I directors, Messrs. Jeff Dykan, Yasushi Ichiki and Joseph Turk, are serving terms that expire at the 2024 annual general meeting of shareholders.  In the event that Proposal 8 is approved, going forward the terms of each of our directors will be shortened to a one year term that expires at the next annual general meeting of shareholders.

Except as indicated herein, there are no arrangements or understandings between any director or ReWalk Nominee (as defined below) for directorship and any other person pursuant to which such director or ReWalk Nominee was selected as director or nominee.

Upon recommendation of our nominating and corporate governance committee, our Board has nominated Larry Jasinski, Dr. John William Poduska and Randel E. Richner (collectively, the “ReWalk Nominees”) as Class II directors to serve until the 2025 annual general meeting of shareholders. Each ReWalk Nominee has consented to being named in this Proxy Statement and to serve if elected and has advised us that he or she has the qualifications and time required for the performance of his or her duties as a director, and that there are no legal restrictions preventing him or her from assuming such office.

Director Nominees

ReWalk Nominees for Election to the Board as Class II Directors to Serve Until the 2025 Annual General Meeting of Shareholders

Larry Jasinski, 64, has served as our Chief Executive Officer (“CEO”) and as a member of our Board since February 2012. From 2005 until 2012, Mr. Jasinski served as the President and Chief Executive Officer of Soteira, Inc., a company engaged in development and commercialization of products used to treat individuals with vertebral compression fractures, which was acquired by Globus Medical in 2012. From 2001 to 2005, Mr. Jasinski was President and Chief Executive Officer of Cortek, Inc., a company that developed next-generation treatments for degenerative disc disease, which was acquired by Alphatec in 2005. From 1985 until 2001, Mr. Jasinski served in multiple sales, research and development, and general management roles at Boston Scientific Corporation. Mr. Jasinski has served on the board of directors of Massachusetts Bay Lines since 2015 and of LeMaitre Vascular, Inc. since 2003. Mr. Jasinski holds a B.Sc. in marketing from Providence College and an MBA from the University of Bridgeport. We believe that Mr. Jasinski’s successful leadership and executive experience, along with his extensive knowledge of the medical devices industry and research and development, provide him the qualifications and skills to serve as a member of our Board.

Dr. John William Poduska, 84, has served on our Board since 2014. He also serves as a director on the boards of a number of privately-held companies. Dr. Poduska also served as a director of EXA Corporation (Nasdaq: EXA), where he served as chairman of the company and a member of the nominating and corporate governance committee, until 2018, Novell, Inc. until 2011 and of Anadarko Petroleum Corporation and Safeguard Scientifics, Inc. until 2009. Dr. Poduska was the Chairman of Advanced Visual Systems Inc., a provider of visualization software, from January 1992 to December 2001. From December 1989 until December 1991, Dr. Poduska was President and Chief Executive Officer of Stardent Computer Inc., a computer manufacturer. From December 1985 until December 1989, Dr. Poduska served as Chairman and Chief Executive Officer of Stellar Computer Inc., a computer manufacturer he founded which is the predecessor of Stardent Computer Inc. Prior to founding Stellar Computer, Inc., Dr. Poduska founded Apollo Computer Inc. and Prime Computer, Inc. Dr. Poduska holds a Sc.D. from MIT and an Honorary Doctorate of Humane Letters from Lowell University. We believe that Dr. Poduska’s varied director experience, both in private and public companies, his expertise in computer engineering and his familiarity with developing companies equip him with the qualifications and skills to serve as a member of our Board.

Randel E. Richner, 66, has served on our Board since November 2020. Ms. Richner has over 30 years’ experience in health policy, reimbursement and economics. From 2013 to 2015, Ms. Richner served as Executive Vice President of Intralign Health, LLC. From 2006 to 2012, she was President and Founder of Neocure Group, data analytics, health economics and reimbursement strategic services, acquired by Intralign Health, LLC in 2013. From 1997 to 2006, Ms. Richner was Vice President of Global Government Affairs and Reimbursement, Boston Scientific Corporation. Ms. Richner has engaged with U.S. Congress and CMS, appointed as first industry representative, Executive Committee (EC) Medicare Coverage Advisory Committee (MCAC). She has served on the Executive Dean’s Advisory Board, University of Michigan’s School of Public Health, since 2007, and has served on multiple boards including MassMedic (founding Women in MedTech), Executive Advisory Board Center for Evaluation Value, Risk Tufts New England Medical Center, International Society of Pharmacoeconomics and Research (ISPOR), founding the U.S. Medical Device Council. Ms. Richner has been an invited executive lecturer at Dartmouth, Tuck School of Business; University of Michigan School of Engineering and University of Michigan School of Public Health. She has a Master of Public Health in Health Policy and Administration and a Bachelor of Science in Nursing from University of Michigan. We believe that Ms. Richner’s extensive leadership and board membership experience in the healthcare industry, as well as her familiarity with health economics and reimbursement procedures, provides her with a unique perspective of our market and the qualifications and skills to serve as a member of our Board.

Each ReWalk Nominee elected at the Meeting will serve until the 2025 annual meeting of our shareholders and until his or her respective successor has been duly elected and qualified, or until his or her office is vacated in accordance with our Articles of Association or the Israel Companies Law.

Proposed Resolutions

You are requested to adopt the following resolutions:

“1.a. RESOLVED, that Mr. Larry Jasinski be reelected as a Class II director, to serve until the 2025 annual meeting of shareholders and until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759‑1999”;

“1.b. RESOLVED, that Dr. John William Poduska be reelected as a Class II director, to serve until the 2025 annual meeting of shareholders and until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999”; and

“1.c. RESOLVED, that Ms. Randel E. Richner be reelected as a Class II director, to serve until the 2025 annual meeting of shareholders and until her successor has been elected and qualified, or until her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999”.

Vote Required

In addition to the ReWalk Nominees, there are two nominees (the “Shareholder Nominees”) that have been nominated for election to the Board by Creative Value Capital Limited Partnership (“CVC”), a shareholder (See Proposal 7).

At the Meeting, shareholders will be asked to elect three (3) out of the five (5) nominees set forth in Proposals 1 and 7 to serve as Class II directors of the Company, each to serve until the 2025 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law. A nominee must receive the affirmative vote of an Ordinary Majority. In the event that more than three (3) nominees proposed in Proposals 1 and 7 receive the affirmative vote of an Ordinary Majority, the three (3) nominees who receive the highest number of affirmative votes in favor of their election will be elected to serve as Class II directors.  Shareholders will be permitted to vote for more than three (3) nominees on the proxy card, but are encouraged to only vote “FOR” their top three (3) nominees to fill the three seats open for election at the Meeting.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF EACH OF THE FOREGOING RESOLUTIONS.

Continuing Directors

Class III Directors Continuing in Office Whose Terms Expire at the 2023 Annual General Meeting of Shareholders

Set forth below is a list of our directors serving terms that expire at the 2023 annual general meeting of shareholders (“2023 AGM”), together with certain biographical information, including their ages as of the date of this Proxy Statement:

Wayne B. Weisman, 66, has served on our Board since 2009 and as a member of our audit committee since March 15, 2020. He previously served as a member of our audit committee from the end of December 2017 until May 2018. Since 2007, Mr. Weisman has been a director of SCP Vitalife GP, the corporate general partner of the common general partner of SCP Vitalife Partners II L.P. and its affiliate SCP Vitalife Partners (Israel) II L.P., venture capital funds. He has also served as a managing member of SCP Vitalife Management Company, LLC, which by contract provides certain management services to the common general partner of SCP Vitalife. Mr. Weisman is Chairman of Societal CDMO, Inc. (Nasdaq: SCTL), a pharmaceutical contract development and manufacturing company. Mr. Weisman also serves as Chairman of Baudax Bio, Inc. (Nasdaq: BXRX), a specialty pharmaceutical company developing multiple non-opioid therapeutics for the treatment of serious acute pain. He also serves on the boards of a number of private companies. Mr. Weisman previously served on the board of directors of each of EndoSpan Ltd. from 2009 to 2015, Ivenix, Inc. from 2011 to 2015 and Pocared Diagnostics Ltd. from 2007 to 2015. He is vice chairman of the board of trustees of Young Scholars Charter School. He is also an advisory board member of Mid-Atlantic Diamond Ventures, the venture forum of Temple University. Mr. Weisman holds a B.A. from the University of Pennsylvania and a J.D. from the University of Michigan Law School. We believe that Mr. Weisman’s leadership as a director of various pharmaceutical and healthcare companies and his extensive experience serving as a director on other boards provide him the qualifications and skills to serve as a member of our Board.

Aryeh (Arik) Dan, 63, has served on our Board since 2013. He was appointed by our shareholder Yaskawa Electric Corporation, a manufacturer of motion controllers, switches, industrial robots and other automation products. He has served as the President and Chief Executive Officer of Yaskawa Europe Technology since 2005. Mr. Dan holds a B.Sc. in aeronautical engineering from the Technion-Israel Institute of Technology and completed studies in the M.B.A. research program at Keio University, Japan. We believe that Mr. Dan’s leadership experience and his expertise in robotics technology and research and development provide him with the qualifications and skills to serve as a member of our Board.

Yohanan Engelhardt, 64, has served on our Board since May 2018 and has been the chairman of our audit committee since May 3, 2018. Mr. Engelhardt served as CFO and Vice President of Finance of publicly traded and private companies for 25 years, including 18 years at ViryaNet, a provider of mobile workforce management software solutions. During his tenure at ViryaNet he oversaw all financial operations, M&A activities, private placements, the company’s initial public offering and the sale of the company to a large private equity firm in 2014. Since 2015, he has provided CFO services to early-stage companies as well as accounting services to an accounting firm. Mr. Engelhardt holds a B.A. in accounting and economics from the Hebrew University of Jerusalem and a Certified Public Accountant license in the United States and in Israel. He is a member of the American Institute of Certified Public Accountants and the Institute of Certified Public Accountants in Israel. We believe that Mr. Engelhardt’s extensive background as executive in various public companies provides him the qualifications and skills to serve as a member of our Board.

Class I Directors Continuing in Office Whose Terms Expire at the 2024 Annual General Meeting of Shareholders

Set forth below is a list of our directors serving terms that expire at the 2024 annual general meeting of shareholders, together with certain biographical information, including their ages as of the date of this Proxy Statement:

Jeff Dykan, 63, has served on our Board since 2006 and has been the Chairman of our Board since 2009. He was appointed by our shareholder SCP Vitalife. Since 2002 Mr. Dykan has been a director of Vitalife Partners Management LP, the general partner of Vitalife, and since 2007 has been a director of its successor fund, SCP Vitalife GP, the corporate general partner of the common general partner of SCP Vitalife Partners II L.P. and its affiliate SCP Vitalife Partners (Israel) II L.P. He has also served as a managing member of SCP Vitalife Management Company, LLC and SCP Vitalife Management Israel Ltd., which by contract provides certain management services to the common general partner of SCP Vitalife. Prior to joining Vitalife, from 2001 to 2002, Mr. Dykan was the Chairman and Chief Executive Officer of BitBand Inc., formerly a provider of content management and delivery systems, specializing in video on demand for IPTV. In addition to his service on our Board, Mr. Dykan has served as a director of several life sciences and medical technology companies. Mr. Dykan currently serves as Chairman of the board of directors of Trig Medical LTD. and also serves on the board of directors of Regentis Biomaterials Ltd. Mr. Dykan was also previously a board member of Avedro, Inc. (acquired by Glaukos Corporation), Beta-O2 Technologies Ltd., Colbar Lifescience (acquired by Johnson & Johnson), Can-Fite BioPharma (TASE: CFBI), Deep Breeze Ltd. and novoGI Ltd. Mr. Dykan was previously a member of the American Institute of Certified Public Accountants until late 2021 and holds a B.Sc. in accounting and management and an M.B.A. in computer applications, both from New York University. We believe that Mr. Dykan’s extensive knowledge of corporate finance, securities and investments and his years of acting in management roles provide him the qualifications and skills to serve as a member of our Board.

Yasushi Ichiki, 54, has served on our Board since 2014. He was appointed by our shareholder Yaskawa Electric Corporation, a manufacturer of motion controllers, switches, industrial switches and other automation products. Mr. Ichiki has been the Manager of the Corporate Planning Department, Corporate Planning Division, of Yaskawa Electric Corporation since May 2014. Previously, from February 2010 to April 2014, he served as the General Manager of Corporate Planning, Robotics Division of Yaskawa Europe GmbH. Mr. Ichiki holds a B.A. from Yamaguchi University, Japan. We believe that Mr. Ichiki’s management experience and his expertise in the development and marketing of robotics and power electronics technology provide him the qualifications and skills to serve as a member of our Board.

Joseph Turk, 54, has served on our Board since April 2022. Mr. Turk has served as the Executive Vice President of Fresenius Medical Care North America since 2019, during which he has served as the President of its Renal Therapies group since July 2021 and as the President of its Home and Critical Care Therapies group from February 2019 until July 2021. Previously he served in a number of roles at NxStageMedical, Inc. from 2000 to 2019, including President, Senior Vice President, and Vice President of Marketing. Mr. Turk holds a B.A. from Wabash College and an M.A from the Kellogg Graduate School of Management. We believe that Mr. Turk’s management leadership and experience in successfully achieving favorable Medicare reimbursement, building an organization for implementation of commercialization with a novel breakthrough medical device, and completing multiple new business development transactions provide him the qualifications and skills to serve as a member of our Board.

CORPORATE GOVERNANCE

Opt-Out of Certain Israel Companies Law Requirements

As an Israeli company, we are required to comply with the requirements of the Israel Companies Law and the regulations promulgated thereunder. Until early 2018, our Board was required to include at least two “external directors” as defined under the Israel Companies Law. In addition, we were required to comply with certain requirements under the Israel Companies Law regarding the composition of our audit committee and compensation committee, including requirements relating to the inclusion and role of the external directors on such committees. Pursuant to regulations promulgated under the Israel Companies Law, however, we — as a company that does not have a controlling shareholder, and that complies with the U.S. securities laws and the Nasdaq corporate governance rules — were permitted to “opt out” of the requirement to appoint external directors as well as the above requirements related to the composition of the audit committee and the compensation committee.

In February 2018, our Board determined that opting out of the requirements under the Israel Companies Law regarding the appointment of external directors and the composition of our audit committee and compensation committee would reduce our administrative and financial burden and provide greater flexibility in attracting highly-qualified directors, while maintaining appropriate corporate governance standards; accordingly, we opted out of such requirements. As a result, our Board is no longer required to include two external directors, and our audit committee and compensation committee do not need to comply with certain committee composition requirements under the Israel Companies Law. Following our opting-out of such requirements, Dr. John William Poduska continued to serve as a member of our Board but not as an external director or a member of any of Class I, Class II or Class III. His term was initially scheduled to expire in 2020, but because of the Company’s decision to opt out of the requirements as described above, Dr. Poduska was nominated for reelection as a Class II director in 2019.

Director Independence

Our Board has determined that, other than Larry Jasinski, our CEO, all of our current directors are independent under Nasdaq listing standards. Furthermore, our Board also determined that all current members of the audit committee, compensation committee, and nominating and corporate governance committee are independent under the applicable Nasdaq listing standards and rules and regulations of the SEC. In making its determinations regarding independence, the Board carefully reviewed the categorical tests enumerated in the Nasdaq independence definition, as well as the individual circumstances of each director with regard to each director’s business and personal activities as they may relate to the Company and our management.

Nasdaq Listing Standards

The Nasdaq definition of “independent director” includes a series of objective tests. Specifically, a director is deemed independent under the Nasdaq rules if such director is not an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Generally, the following persons are not considered independent, among others:

•	a director who is, or at any time during the past three years was, employed by the company;
•
a director who accepted or who has a family member who accepted any compensation from the company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than compensation for board or board committee service, compensation paid to a family member who is an employee (other than an executive officer) of the company, or benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	a director who is a family member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer;
•
a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the company’s securities; or (ii) payments under non-discretionary charitable contribution matching programs;

•
a director who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the company serve on the compensation committee of such other entity; and

•
a director who is, or has a family member who is, a current partner of the company’s outside auditor, or was a partner or employee of the company’s outside auditor who worked on the company’s audit at any time during any of the past three years.

Audit Committee

We have a separately designated standing audit committee. The audit committee consists of Mr. Yohanan Engelhardt, Dr. John William Poduska and Mr. Wayne B. Weisman. Mr. Yohanan Engelhardt serves as the chairman of the audit committee. The audit committee holds a minimum of four meetings per year and will meet more frequently as circumstances require. The audit committee met five times during the fiscal year ended December 31, 2021.

Israel Companies Law Requirements

Under the Israel Companies Law, we are required to appoint an audit committee. As discussed above under “Opt-Out of Certain Israel Companies Law Requirements”, in February 2018 we opted out of certain Israel Companies Law requirements, including certain requirements as to the composition of our audit committee.

Nasdaq Listing Standards and SEC Requirements

Under the Nasdaq corporate governance rules, we are required to maintain an audit committee consisting of at least three independent directors, each of whom is financially literate and one of whom has accounting or related financial management expertise. Additionally, we must state whether any members of the audit committee qualifies as an “audit committee financial expert” under Item 407(d) of Regulation S-K as promulgated by the SEC.

All members of the audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq corporate governance rules. Our Board has determined that Yohanan Engelhardt is an “audit committee financial expert” as defined by the SEC rules and has the requisite financial sophistication as defined by the Nasdaq corporate governance rules.

Each of the current audit committee members is “independent” as such term is defined under the Nasdaq corporate governance rules and under Rule 10A-3(b)(1) under the Exchange Act, which is different from the general test for independence of board members and members of other committees.

Audit Committee Role

Our Board has adopted an audit committee charter that sets forth the responsibilities of the audit committee consistent with the rules of the SEC and the Nasdaq corporate governance rules, as well as the requirements for such committee under the Israel Companies Law, including the following:

•
overseeing our independent registered public accounting firm and recommending the engagement, compensation or termination of engagement of our independent registered public accounting firm to the Board in accordance with Israeli law;

•	reviewing regularly the senior members of the independent auditor’s team, including the lead audit partner and reviewing partner;
•	pre-approving the terms of audit, audit-related and permitted non-audit services provided by the independent registered public accounting firm for pre-approval by our Board;
•	recommending the engagement or termination of the person filling the office of our internal auditor;
•
reviewing periodically with management, the internal audit and the independent registered public accounting firm the adequacy and effectiveness of the Company’s internal control over financial reporting; and

•	reviewing with management and the independent registered public accounting firm the annual and quarterly financial statements of the Company prior to filing with the SEC.

The charter of the audit committee is available at http://ir.rewalk.com. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

The audit committee provides assistance to our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control over financial reporting and legal compliance. Specifically, the audit committee pre-approves the services performed by our independent registered public accounting firm and reviews the firm’s reports regarding our accounting practices and systems of internal control over financial reporting. The audit committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions that it deems necessary to satisfy itself that such accountants are in fact independent of management.

Under the Israel Companies Law, the audit committee is responsible for:

•	determining whether there are deficiencies in the business management practices of the Company and making recommendations to our Board to improve such practices;

•
determining whether to approve certain related party transactions, and classifying transactions in which a controlling shareholder has a personal benefit or other interest as significant or insignificant (which affects the required approvals) (see “—Approval of Related Party Transactions under Israeli Law” below);

•
examining our internal controls and internal auditor’s performance, including whether the internal auditor has sufficient resources and tools to dispose of its responsibilities, and in certain cases approving the annual work plan of our internal auditor;

•
examining the scope of our auditor’s work and compensation and submitting a recommendation with respect thereto to our Board or shareholders, depending on which of them is considering the appointment of our auditor; and

•	establishing procedures for the handling of employees’ complaints as to the deficiencies in the management of our business and the protection to be provided to such employees.

The audit committee may not approve any actions requiring its approval unless at the time of the approval a majority of the committee’s members are present. See “—Approval of Related Party Transactions under Israeli Law” below.

Compensation Committee

We have a separately designated standing compensation committee. The compensation committee consists of Mr. Aryeh (Arik) Dan and Dr. John William Poduska. Dr. Poduska serves as the chairman of the compensation committee. The compensation committee meets as circumstances require and held five meetings during the year ended December 31, 2021. Under its charter, the compensation committee may ask members of management to attend meetings and provide pertinent information as needed. However, any person ineligible to serve as a member of the committee under the Israel Companies Law generally may not attend committee meetings unless to present on a particular topic as determined by the committee. In addition, the CEO may not be present for, and if applicable is excused from, the meeting during voting or deliberation on his compensation.

Israel Companies Law Requirements

Under the Israel Companies Law, the board of directors of a public company must appoint a compensation committee. As discussed above under “Opt-Out of Certain Israel Companies Law Requirements”, in February 2018 we opted out of certain Israel Companies Law requirements, including certain requirements as to the composition of our compensation committee.

The duties of the compensation committee include the recommendation to the company’s board of directors of a compensation policy regarding the terms of engagement of directors and of specified members of senior management. That compensation policy must be adopted by the company’s board of directors, after considering the recommendations of the compensation committee, and must then be approved by the company’s shareholders, which approval requires a Special Approval for Compensation (as defined below under “—Approval of Related Party Transactions under Israeli Law—Fiduciary Duties of Directors and Executive Officers”). Our Board adopted a compensation policy, which our shareholders subsequently approved at the extraordinary general meeting of our shareholders held on December 15, 2014. Our shareholders approved amendments to our compensation policy at the annual general meetings of our shareholders held on December 3, 2015, May 24, 2016, June 27, 2017, March 27, 2019, June 18, 2020, and May 19, 2021 (as amended, the “Compensation Policy”).

The compensation policy of an Israeli company must serve as the basis for decisions concerning the financial terms of employment or engagement of office holders, including compensation, benefits, exculpation, insurance and indemnification. The compensation policy must take into account certain factors, including advancement of the company’s objectives, the company’s business plan and its long-term strategy, and creation of appropriate incentives. It must also consider, among other things, the company’s risk management, size and the nature of its operations. The compensation policy must include certain principles, such as: a link between variable compensation and long-term performance and measurable criteria; the relationship between variable and fixed compensation; and the minimum holding or vesting period for variable, equity-based compensation. We believe that the Compensation Policy satisfies these requirements.

The compensation committee is responsible for (a) recommending the Compensation Policy to our Board for its approval (and subsequent approval by our shareholders) and (b) carrying out duties related to the Compensation Policy and to the compensation of our directors and senior management, including:

•	reviewing and making recommendations regarding our Compensation Policy at least every three years;
•	recommending to the Board periodic updates to the Compensation Policy;
•	assessing implementation of the Compensation Policy;
•	approving compensation terms of executive officers, directors and employees affiliated with controlling shareholders; and
•	exempting certain compensation arrangements from the requirement to obtain shareholder approval under the Israel Companies Law.

Nasdaq Listing Standards and Section 16 of the Exchange Act

Under the Nasdaq corporate governance rules, we are required to maintain a compensation committee consisting of at least two independent directors. Each of the members of the compensation committee is required to be independent under the Nasdaq listing standards relating to compensation committee members, which are different from the general test for independence of board and members of other committees. In assessing independence, the Board considered all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member and determined that each of the members of the compensation committee satisfies those requirements. Additionally, transactions between us and our directors and executive officers will be considered exempt from short-swing liability under Section 16(b) of the Exchange Act if approved by our Board or a committee composed solely of two or more “non-employee directors,” as defined in Rule 16b-3 under the Exchange Act (“Rule 16b-3”). Our Board has determined that each of the members of the compensation committee is a “non-employee director,” as defined in Rule 16b-3.

Compensation Committee Role

Our Board has adopted a compensation committee charter setting forth the responsibilities of the committee, which include:

•	reviewing and approving the granting of options and other incentive awards under the Company’s equity compensation plans to the extent such authority is delegated by our Board;
•
recommending the Company’s compensation policy and reviewing that policy from time to time both with respect to the CEO and other office holders and generally, including to assess the need for periodic updates;

•	reviewing and approving corporate goals relevant to the compensation of the CEO and other officers and evaluating the performance of the CEO and other officers; and
•	reviewing, evaluating and making recommendations regarding the compensation and benefits for our non-employee directors.

The charter of the compensation committee is available at http://ir.rewalk.com. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

Subject to applicable law, the compensation committee may delegate its authority to subcommittees established from time to time by the committee. Such subcommittees shall consist of one or more members of the committee or the board and shall report to the committee. The compensation committee is authorized to retain and terminate compensation consultants, legal counsel or other advisors to the committee and to approve the engagement of any such consultant, counsel or advisor, to the extent it deems necessary or appropriate after specifically analyzing the independence of any such consultant retained by the compensation committee.

Compensation Consultant

The compensation committee has authority to retain compensation consulting firms to assist it in the evaluation of executive officer and employee compensation and benefit programs. The compensation committee has retained Aon Hewitt (“Aon”) as its independent compensation advisor. Aon provides an objective perspective as to the reasonableness of our executive compensation programs and practices and their effectiveness in supporting our business and compensation objectives, as well as our equity compensation plans and number of shares available for grants.

Although Aon regularly consults with management in performing work requested by the compensation committee, it did not perform any separate additional services for management. The compensation committee has assessed the independence of Aon pursuant to applicable SEC rules and concluded that no conflict of interest exists that would prevent Aon from independently representing the compensation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee consists of Mr. Aryeh (Arik) Dan and Mr. Jeff Dykan. Mr. Jeff Dykan serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee meets as circumstances require, and held one meeting and one informal discussion during the year ended December 31, 2021. Our Board has adopted a nominating and corporate governance committee charter that sets forth the responsibilities of the nominating and corporate governance committee, which include:

•	overseeing and assisting our Board in reviewing and recommending nominees for election as directors;
•	reviewing and evaluating recommendations regarding management succession;
•	assessing the performance of the members of our Board; and
•	establishing and maintaining effective corporate governance policies and practices, including, but not limited to, developing and recommending to our Board a code of conduct.

The nominating and corporate governance committee considers proposals from a number of sources, including recommendations for nominees from shareholders submitted upon written notice to the chairman of the nominating and corporate governance committee, c/o ReWalk Robotics Ltd., 3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel. For information regarding shareholder nominations of directors, see the procedures under our Articles of Association described below in “Proposals of Shareholders at 2023 Annual Meeting.” Other sources include referrals from other directors, members of management and the Company’s advisors. When considering a person to be recommended for nomination as a director, the nomination and governance committee evaluates, whether sourced by a shareholder or otherwise, among other factors, experience, accomplishments, education, skills, personal and professional integrity, diversity of the Board and the candidate’s ability to devote the necessary time for service as a director (including directorships and other positions held at other corporations and organizations).  The nominating and governance committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our shareholders.

The nominating and corporate governance committee has no specific policy on director diversity. However, the Board reviews diversity of viewpoints, background, experience, accomplishments, education and skills when evaluating nominees. The Board believes that such diversity is important because it provides varied perspectives and promotes active and constructive discussion among directors and between the Board and management, resulting in more effective oversight of management’s formulation and implementation of strategic initiatives. In addition, in the Board’s executive sessions and in annual performance evaluations conducted by the Board and its committees, the Board from time to time considers whether the Board’s composition promotes a constructive and collegial environment. In determining whether an incumbent director should stand for reelection, the nominating and corporate governance committee considers the above factors, as well as that director’s personal and professional integrity, attendance, preparedness, participation and candor and other relevant factors as determined by the Board. Additionally, under Israeli law, if at the time of election of a director, all of the members of the Board are of the same gender, the director to be elected must be of the other gender. Further, the recently adopted listing requirements of Nasdaq require each listed smaller reporting company to have, or explain why it does not have, at least two diverse directors on the board, including at least one diverse director who self-identifies as female. Nasdaq permits the second diverse director to include an individual who self-identifies as one or more of the following: female, LGBTQ+ or an underrepresented minority. Our current board composition is in compliance with these requirements. Each term used above, and in the matrix below, has the meaning given to it in Nasdaq Listing Rule 5605(f). The Board believes its diversity is demonstrated in the range of experiences, qualifications and skills of the current members of the Board, as well as gender identities and ethnic backgrounds, reflected in the membership of Ms. Richner and Mr. Ichiki.

The matrix below provides certain highlights of the composition of our Board members based on self-identification.

Board Diversity Matrix (As of June 23, 2022)
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	7	—	1
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	6	—	1
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	1

The charter of the nominating and corporate governance committee is available at http://ir.rewalk.com. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein.

Shareholder Communications with the Board

The Board recommends that shareholders initiate any communications with the Board in writing and send them care of our Director of Finance at the following address: 3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel. This centralized process will assist the Board in reviewing and responding to shareholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. Our Director of Finance will forward such correspondence only to the intended recipients; however, prior to forwarding any correspondence our Director of Finance will review such correspondence and, in his or her discretion, not forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

Any employee may make confidential, anonymous submissions of concerns regarding questionable accounting or auditing matters and may communicate directly with the chairman of the audit committee by letter to the above address, marked for the attention of the chairman, or by leaving a telephonic message on a dedicated employee hotline. Any written communication received from any interested party, including employees, regarding accounting, internal accounting controls or auditing matters are processed in accordance with procedures adopted by the audit committee.

Approval of Related Party Transactions Under Israeli Law

Disclosure of Personal Benefits or Other Interests of an Office Holder and Approval of Certain Transactions

The Israel Companies Law requires that an office holder promptly disclose to the board of directors any personal benefit or other interest that he or she may have, and all related material information or documents, concerning any existing or proposed transaction with the company. A personal benefit or other interest includes the individual’s own benefit or other interest and, in some cases, a personal benefit or other interest of such person’s relative or an entity in which such individual, or his or her relative, is a 5% or greater shareholder, director or general manager, or in which he or she has the right to appoint at least one director or the general manager, but does not include a personal benefit or other interest stemming only from ownership of our shares.

If an office holder has a personal benefit or other interest in a transaction, approval by the board of directors is required for the transaction. Once an office holder has disclosed his or her personal benefit or other interest in a transaction, the board of directors may approve an action by the office holder that would otherwise be deemed a breach of duty of loyalty. A company may not, however, approve a transaction or action unless it is in the best interests of the company, or if the office holder is not acting in good faith.

Special approval is required for an extraordinary transaction, which under the Israel Companies Law is defined as any of the following:

•	a transaction other than in the ordinary course of business;
•	a transaction that is not on market terms; or
•	a transaction that may have a material impact on a company’s profitability, assets or liabilities.

An extraordinary transaction in which an office holder has a personal benefit or other interest requires approval first by the company’s audit committee and subsequently by the board of directors. The compensation of, or an undertaking to indemnify or insure, an office holder who is not a director requires approval first by the company’s compensation committee, then by the company’s board of directors and, if such compensation arrangement or an undertaking to indemnify or insure is inconsistent with the Company’s compensation policy or if the office holder is the Chief Executive Officer (apart from a number of specific exceptions), then such arrangement is subject to shareholder approval by a simple majority, which must also include at least a majority of the shares voted by all shareholders who are neither controlling shareholders nor have a personal benefit or other interest in such compensation arrangement (alternatively, in addition to a simple majority, the total number of shares voted against the compensation arrangement by non-controlling shareholders and shareholders who do not have a personal benefit or other interest in the arrangement may not exceed 2% of our outstanding shares). We refer to this as the “Special Approval for Compensation”. Arrangements regarding the compensation, indemnification or insurance of a director require the approval of the compensation committee, board of directors and shareholders by a simple majority, in that order, and under certain circumstances, a Special Approval for Compensation.

Generally, a person who has a personal benefit or other interest in a matter that is considered at a meeting of the board of directors or the audit committee may not be present at such a meeting or vote on that matter unless the chairman of the board of directors or the audit committee (as applicable) determines that he or she should be present in order to present the transaction that is subject to approval. If a majority of the members of the board of directors or the audit committee (as applicable) have a personal benefit or other interest in the approval of a transaction, then all directors may participate in discussions of the board of directors or the audit committee (as applicable) on such transaction and in the voting, but shareholder approval is also required for such transaction.

Disclosure of Personal Benefits or Other Interests of Controlling Shareholders and Approval of Certain Transactions

Pursuant to the Israel Companies Law, the disclosure requirements regarding personal benefits or other interests that apply to directors and executive officers also apply to a controlling shareholder of a public company. In this context, a controlling shareholder includes a shareholder who holds 25% or more of our outstanding shares if no other shareholder holds more than 50% of our outstanding shares. For this purpose, the holdings of all shareholders who have a personal benefit or other interest in the same transaction will be aggregated. The approval of the audit committee, the board of directors and the shareholders of the company, in that order, is required for (a) extraordinary transactions with a controlling shareholder or in which a controlling shareholder has a personal benefit or other interest, (b) our engagement with a controlling shareholder or his or her relative, directly or indirectly, for the provision of services to us, (c) the terms of engagement and compensation of a controlling shareholder or his or her relative who is not an office holder or (d) our employment of a controlling shareholder or his or her relative, other than as an office holder. In addition to shareholder approval by a simple majority, the transaction must be approved by a Special Majority.

To the extent that any such transaction with a controlling shareholder is for a period extending beyond three years, approval is required once every three years, unless, with respect to certain transactions, the audit committee determines that the duration of the transaction is reasonable under the circumstances.

Arrangements regarding the compensation, indemnification or insurance of a controlling shareholder in his or her capacity as an office holder require the approval of the compensation committee, board of directors and shareholders, in that order, by a Special Majority, and the terms must be consistent with our Compensation Policy.

Pursuant to regulations promulgated under the Israel Companies Law, certain transactions with a controlling shareholder or his or her relative, or with directors, that would otherwise require approval of our shareholders may be exempt from shareholder approval upon certain determinations of the audit committee and board of directors. Under these regulations, we must publish these determinations, and a shareholder holding at least 1% of our outstanding shares may, within 14 days of after publication, demand shareholder approval despite such determinations.

Board Leadership Structure

The Board does not currently have a formal policy requiring the offices of Chairman of the Board and CEO to be separate. The Board has discretion to make this determination from time to time in a manner that the Board deems most appropriate for the Company. Currently, we have separated the positions of CEO and Chairman of the Board in recognition of the differences between the two roles. The CEO is responsible for the day-to-day leadership and performance of the Company, while the Chairman of the Board (in collaboration with other members of the Board) sets the strategic direction of the Company, provides guidance to the management, sets the agenda for the Board meetings (in collaboration with the other members of the Board) and presides over meetings of the Board. We believe that separating these positions allows the Chairman of the Board to lead the Board in its fundamental role of providing direction and guidance to management, while allowing our CEO to focus on our day-to-day operations. In addition, we believe that the current separation provides a more effective monitoring and objective evaluation of the performance of the CEO. The Board believes it is important that the Company retain organizational flexibility to determine whether the roles of CEO and Chairman of the Board should be separated or combined.

Risk Management

The Board is actively involved in the oversight and management of risks that could affect the Company. This oversight and management is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. The Board regularly receives reports from members of senior management on areas of material risk to the Company, including operational (which itself includes cybersecurity matters), financial, regulatory and legal. The audit committee oversees management of financial risks (including liquidity and credit), approves all transactions with related persons and is primarily responsible for oversight of the Company’s financial reporting process and internal control over financial reporting. The compensation committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The nominating and corporate governance committee oversees the Company’s corporate governance programs, including the administration of the Code of Business Conduct and Ethics. The Board discharges its oversight responsibility through full reports by each committee chair regarding the relevant committee’s actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Meetings Attended by Directors

During the fiscal year ended December 31, 2021, the Board held a total of 11 meetings, and each of our incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by the committees of the Board on which such director served during the period in which such director served. The Board regularly holds executive sessions in which only its independent directors meet without management present. Although we do not maintain a formal policy regarding director attendance at the annual general meeting of shareholders, in 2021, Jeff Dykan, one of our directors and our Chairman of the Board, attended the annual general meeting of shareholders.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics applicable to all of our directors and employees, including our CEO, Chief Financial Officer or, if applicable, the Principal Financial Officer (“CFO”), controller or principal accounting officer, or other persons performing similar functions, which fulfils applicable guidelines issued by the SEC. The full text of the Code of Business Conduct and Ethics is posted at http://ir.rewalk.com. Information contained on, or that can be accessed through, our website does not constitute a part of this Proxy Statement and is not incorporated by reference herein. We will also provide a hard copy of our Code of Business Conduct and Ethics free of charge upon written request to ReWalk Robotics, Ltd., 3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel. If we make any amendment to the Code of Business Conduct and Ethics or grant any waivers, including any implicit waiver, from a provision of the code, we will disclose the nature of such amendment or waiver on our website within four business days to the extent required by the rules and regulations of the SEC. We granted no waivers under our Code of Business Conduct and Ethics in 2021.

Anti-Hedging Policy

Under our Insider Trading Policy, directors, officers and employees are restricted from engaging in short sales, standing orders (other than approved trading plans) or offer hedging in relation to their Company shares. In addition, the Company prohibits employees and directors from holding Company securities in a margin account.

AUDIT COMMITTEE REPORT

On behalf of the Board of Directors of the Company, the audit committee oversees the operation of the Company’s system of internal controls in respect of the integrity of its financial statements and reports, compliance with laws, regulations and corporate policies, and the qualifications, performance and independence of its independent registered public accounting firm. Management has the primary responsibility for the Company’s financial statements and financial reporting process, and the Company’s independent registered public accounting firm is responsible for auditing those financial statements.

Consistent with its oversight responsibility, the audit committee has reviewed and discussed with management and its independent registered public accounting firm the audited consolidated financial statements of the Company for the year ended December 31, 2021, and the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2021.

The audit committee has also discussed with the Company’s independent registered public accounting firm the matters required to be discussed under applicable Public Company Accounting Oversight Board (“PCAOB”) rules, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The Company’s independent registered public accounting firm also provided to the audit committee the written disclosures and letter regarding their independence required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence. The audit committee also discussed with the independent registered public accounting firm their independence from the Company and its management and considered whether the non-audit services provided by the independent registered public accounting firm to the Company are compatible with maintaining the firm’s independence.

The audit committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The audit committee met with the independent registered public accounting firm to discuss the results of its examinations and the overall quality of the Company’s financial reporting.

Based on the audit committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the audit committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2021, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the Securities and Exchange Commission. The audit committee has selected Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and has asked the shareholders to ratify the selection.

The Audit Committee Yohanan Engelhardt Dr. John William Poduska Wayne B. Weisman

The foregoing report of the audit committee of the Board of Directors shall not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed to be filed with the SEC under the Securities Act or the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, there were 62,576,559 ordinary shares outstanding, excluding ordinary shares issuable in connection with the exercise of outstanding warrants or outstanding options or upon the vesting of restricted stock units (“RSUs”). The voting rights of all shareholders are the same. Each ordinary share is entitled to one vote upon each matter to be presented at the Meeting.

The following table sets forth certain information as of the Record Date, concerning the number of ordinary shares beneficially owned, directly or indirectly, by:

(1)    each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding ordinary shares;

(2)    each of our directors and director nominees, including the Shareholder Nominees;

(3)    each of our Named Executive Officers (as defined under “Summary Compensation Table” below); and

(4)    all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC based on voting and investment power with respect to such shares. Shares subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date and shares subject to RSUs that were vested as of or will vest within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person holding such options, RSUs or warrants for the purpose of computing the percentage ownership of such person. However, such shares are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.

Under the terms of the terms of certain outstanding warrants, a holder may not exercise the warrants to the extent that such shareholder, together with its affiliates, would beneficially own, after such exercise, more than 4.99% or 9.99% of the ordinary shares then outstanding, as applicable (subject to the right of the shareholder with a 4.99% ownership limitation to increase or decrease such beneficial ownership limitation upon notice to us, provided that such limitation cannot exceed 9.99%), and provided that any increase in the beneficial ownership limitation shall not be effective until 61 days after such notice is delivered. Consistent with beneficial ownership reporting principles under Section 13(d) of the Exchange Act, the below table only shows ordinary shares underlying warrants that are deemed to be beneficially owned, assuming compliance with these ownership limitations.

All information with respect to the beneficial ownership of any principal shareholder has been furnished by such shareholder or is based on our filings with the SEC and, unless otherwise indicated below, we believe that persons named in the table have sole voting and sole investment power with respect to all the ordinary shares shown as beneficially owned, subject to community property laws, where applicable. The ordinary shares beneficially owned by our directors and officers may include shares owned by their respective family members, as to which such directors and officers disclaim beneficial ownership. Unless otherwise noted below, each shareholder’s address is c/o ReWalk Robotics Ltd., 3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel.

	Ordinary Shares Beneficially Owned
Name	Number of Shares	Percentage
5%-or-More Beneficial Owners:
Lind Global Funds(1)	8,147,072	13.0%
Named Executive Officers, Directors and Shareholder Nominees:
Larry Jasinski(2)	165,870	*
Jeff Dykan(3)(4)	100,718	*
Yohanan Engelhardt(5)	30,585	*
Wayne B. Weisman(3)(6)	87,020	*
Aryeh (Arik) Dan(7)	31,145	*
Yasushi Ichiki(8)	31,146	*
Randel Richner(9)	41,385	*
Dr. John William Poduska(10)	31,647	*
Ori Gon(11)	58,471	*
Jeannine Lynch	-	-
Joseph Turk(12)	10,683	-
Hadar Levy(13)	-	-
Ronen Grossman(13)	-	-
All directors and executive officers as a group (11 persons) (14)	489,950	*
________________
*	Ownership of less than 1%.
(1)
Based on a Form 4/A filed on May 17, 2022 and a Schedule 13G/A filed on February 11, 2022, by Lind Global Fund II LP, Lind Global Partners II LLC, Lind Global Macro Fund LP, Lind Global Partners LLC (together, the “Lind Global Funds”) and Jeff Easton (together with the Lind Global Funds, the “Reporting Persons”), and includes, as of April 13, 2022, 8,147,072 ordinary shares, which consisted of (i) 7,508,672 ordinary shares and (ii) options to purchase 638,400 ordinary shares. The foregoing excludes warrants to purchase 1,731,351 ordinary shares, because each of the warrants includes a provision limiting the holder’s ability to exercise the warrants if such exercise would cause the holder to beneficially own greater than 9.99% of the ordinary shares then outstanding. Without such provisions, the Reporting Persons may have been deemed to have beneficial ownership of the ordinary shares underlying such warrants. Jeff Easton, the managing member of Lind Global Partners II LLC and Lind Global Partners LLC, may be deemed to have sole voting and dispositive power with respect to the shares held by Lind Global Macro Fund, LP and Lind Global Fund II LP. The principal business address of the Reporting Persons is 444 Madison Avenue, Floor 41, New York, N.Y. 10022.

(2)	Consists of 136,386 ordinary shares, including 50,625 shares underlying RSUs vesting within 60 days, and exercisable options to purchase 29,484 ordinary shares.
(3)
Based on Section 13(d) and 16 filings made with the SEC, consists of 40,707 ordinary shares beneficially owned by SCP Vitalife Partners II, L.P., or SCP Vitalife Partners II, a limited partnership organized in the Cayman Islands, 13,596 ordinary shares beneficially owned by SCP Vitalife Partners (Israel) II, L.P., or SCP Vitalife Partners Israel II, a limited partnership organized in Israel, and 1,571 ordinary shares currently held by the Israel Innovation Authority (formerly known as the Office of the Chief Scientist of the State of Israel), or the IIA, that Vitalife Partners Overseas, Vitalife Partners Israel and Vitalife Partners DCM have the right to acquire from IIA. SCP Vitalife II Associates, L.P., or SCP Vitalife Associates, a limited partnership organized in the Cayman Islands, is the general partner of the SCP Vitalife Partners II and SCP Vitalife Partners Israel II, and SCP Vitalife II GP, Ltd., or SCP Vitalife GP, organized in the Cayman Islands, is the general partner of SCP Vitalife Associates. As such, SCP Vitalife GP may be deemed to beneficially own the 54,303 ordinary shares beneficially owned by SCP Vitalife Partners II and SCP Vitalife Israel Partners II. Jeff Dykan and Wayne B. Weisman are the directors of SCP Vitalife GP and, as such, share voting and dispositive power over the shares held by the foregoing entities. As such, they may be deemed to beneficially own 55,874 ordinary shares, consisting of the 54,303 ordinary shares beneficially owned by SCP Vitalife GP, as well as the ordinary shares beneficially owned by each of Vitalife Partners Overseas, Vitalife Partners Israel and Vitalife Partners DCM and held by IIA. The principal business address of SCP Vitalife Partners II, SCP Vitalife Associates, SCP Vitalife GP, and Messrs. Churchill and Weisman is c/o SCP Vitalife Partners II, L.P., 1200 Liberty Ridge Drive, Suite 300, Wayne, Pennsylvania 19087. The principal business address of SCP Vitalife Partners Israel II, Vitalife Partners Israel, Vitalife Partners Overseas, Vitalife Partners DCM, Mr. Dykan and Dr. Ludomirski is c/o SCP Vitalife Partners (Israel) II, L.P., 32B Habarzel Street, Ramat Hachayal, Tel Aviv 69710, Israel.

(4)	Consists of 44,343 ordinary shares, and exercisable options to purchase 501 ordinary shares
(5)	Consists of 30,585 ordinary shares.
(6)	Consists of 30,645 ordinary shares, and exercisable options to purchase 501 ordinary shares.
(7)	Consists of 30,644 ordinary shares, and exercisable options to purchase 501 ordinary shares.
(8)	Consists of 30,645 ordinary shares, and exercisable options to purchase 501 ordinary shares.
(9)	Consists of 41,385 ordinary shares.
(10)	Consists of 30,645 ordinary shares, and exercisable options to purchase 1,002 ordinary shares.
(11)	Consists of 52,150 ordinary shares and exercisable options to purchase 6,321 ordinary shares. Mr. Gon resigned as Chief Financial Officer, effective March 12, 2022.
(12)	Consists of 10,683 shares underlying RSUs vesting within 60 days of the Record Date.
(13)	Based on information provided by the Shareholder Nominees. We do not assume responsibility for the accuracy of this information.
(14)
Consists of (i) 386,777 ordinary shares directly or beneficially owned by our executive officers and our eight directors other than Mr. Jasinski; (ii) 32,490 ordinary shares constituting the cumulative aggregate number of options granted to the executive officers and directors; and (iii) 70,683 shares underlying RSUs vesting within 60 days.

DIRECTOR COMPENSATION

The following table provides certain information concerning the compensation for services rendered in all capacities by each non-employee director serving on our Board during the year ended December 31, 2021, other than Mr. Larry Jasinski, our CEO, who did not receive additional compensation for his services as director and whose compensation is set forth in the Summary Compensation Table found elsewhere in this Proxy Statement.

Name	Fees Earned in Cash ($)		RSU Awards ($)		Total ($)
Jeff Dykan	63,872	(2)	25,832	(1)	89,704
Aryeh (Arik) Dan	65,081	(3)	25,832	(1)	90,913
Yohanan Engelhardt	68,677	(4)	25,832	(1)	94,509
Yasushi Ichiki	51,749	(5)	25,832	(1)	77,581
Dr. John William Poduska	69,069	(6)	25,832	(1)	94,901
Randel Richner	58,775	(7)	25,832	(1)	84,607
Wayne B. Weisman	67,071	(8)	25,832	(1)	92,903

______________
(1)
Amounts represent the aggregate grant date fair value of an award of 13,888 RSUs issued under the Amended and Restated 2014 Incentive Compensation Plan (the “2014 Plan”) as an annual award to the applicable directors, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The fair value of RSUs granted is determined based on the price of the Company’s ordinary shares on the date of grant. All RSUs become vested and exercisable in four equal quarterly installments starting three months following the grant date. The valuation assumptions used in determining such amounts are described in Notes 2k and 8c to our consolidated financial statements included in our 2021 Annual Report.

(2)
Represents $25,836 earned by Mr. Dykan as an annual retainer for serving as our Chairman on the Board of Directors, a cash payment of $18,750 received in lieu of equity compensation (as discussed below), $7,978 for attending meetings of the Board of Directors, $9,834 for serving as a member of the mergers and acquisitions committee and $1,474 for serving as a member of the Company’s nomination and governance committee.

(3)
Represents $25,836 earned by Mr. Dan as an annual retainer for serving as a non-executive director on the Board of Directors, a cash payment of $18,750 received in lieu of equity compensation, $8,795 for attending meetings of the Board of Directors, $5,396 for serving as a member of the compensation committee, $4,830 for serving as a member of the mergers and acquisitions committee and $1,474 for serving as a member of the Company’s nomination and governance committee.

(4)
Represents $25,836 earned by Mr. Engelhardt as an annual retainer for serving as a non-executive director on the Board of Directors, a cash payment of $18,750 received in lieu of equity compensation, $9,360 for attending meetings of the Board of Directors, $4,107 for serving as the chairman of the audit committee, $9,834 for serving as a member of the mergers and acquisitions committee and $790 for serving as a member of the Company’s finance committee established for its securities offerings.

(5)
Represents $25,836 earned by Mr. Ichiki as an annual retainer for serving as a non-executive director on the Board of Directors, a cash payment of $18,750 received in lieu of equity compensation and $7,163 for attending meetings of the Board of Directors.

(6)
Represents $25,836 earned by Dr. Poduska as an annual retainer for serving as a non-executive director on the Board of Directors, a cash payment of $18,750 received in lieu of equity compensation, $9,360 for attending meetings of the Board of Directors, $4,107 for serving as a member of the audit committee, $5,396 for serving as the chairman of the compensation committee, $4,830 for serving as a member of the mergers and acquisitions committee and $790 for serving as a member of the Company’s finance committee established for its securities offerings.

(7)
Represents $25,836 earned by Ms. Richner as an annual retainer for serving as a non-executive director on the Board of Directors, a cash payment of $18,750 received in lieu of equity compensation, $9,360 for attending meetings of the Board of Directors and $4,829 for serving as a member of the mergers and acquisitions committee.

(8)
Represents $25,836 earned by Mr. Weisman as an annual retainer for serving as a non-executive director on the Board of Directors, a cash payment of $18,750 received in lieu of equity compensation, $8,544 for attending meetings of the Board of Directors, $4,107 for serving as a member of our audit committee and $9,834 for serving as a member of the mergers and acquisitions committee.

The aggregate number of ordinary shares subject to outstanding options and RSU awards for each of our non-employee directors as of December 31, 2021, is shown below. Information regarding Mr. Jasinski’s outstanding equity awards as of December 31, 2021, is set forth in the Outstanding Equity Awards Table found elsewhere in this Proxy Statement.

Name	Number of Shares
Jeff Dykan	7,445	(1)
Aryeh (Arik) Dan	7,445
Yohanan Engelhardt	6,944
Yasushi Ichiki	7,445
Dr. John William Poduska	7,946
Randel Richner	6,944
Wayne B. Weisman	7,445	(2)
____________
(1)	See “Security Ownership of Certain Beneficial Owners and Management” above for further information on Mr. Dykan’s holdings in our ordinary shares.
(2)	See “Security Ownership of Certain Beneficial Owners and Management” above for further information on Mr. Weisman’s holdings in our ordinary shares.

Cash compensation for our independent, non-employee directors’ services is governed by previous decisions of our compensation committee, Board and shareholders. Additionally, each independent, non-employee director currently receives upon his or her appointment RSUs to purchase ordinary shares, with such RSUs having a value based on the Black-Scholes model equal to $50,000 on the date of grant and an annual grant of RSUs to purchase ordinary shares, with such RSUs having a value based on the Black-Scholes model equal to $50,000 on the date of grant, all of which vest ratably in four equal quarterly installments starting three months from the date of grant with the vesting of such RSUs to be accelerated upon certain change of control events in accordance with the Company’s standard policy. At our 2020 annual general meeting, our shareholders approved an amendment to our Compensation Policy whereby all or a portion of our directors cash compensation may be paid in equity, at the discretion of our compensation committee in order to preserve the Company’s cash, and to provide that equity compensation of directors will be payable in the first instance in RSUs but such compensation may also be payable, at the discretion of our compensation committee, in cash, based on a formula to be determined and with such payment provisions as shall result in the equivalent effect of vesting of RSUs, in order to preserve the equity available for incentives.

In addition, each director is reimbursed for out-of-pocket expenses in connection with attending meetings of the Board or committees. Directors are also indemnified and insured by us for actions associated with being a director to the extent permitted under Israeli law. For further discussion, see “Certain Relationships and Related Transactions and Director Independence—Agreements with Directors and Officers.” Further, none of our non-employee directors receive any benefits upon termination of their directorship positions. Our non-employee directors are eligible to receive awards under certain of our equity compensation plans described below under “Equity Compensation Plans.” The compensation committee reviews director compensation annually and makes recommendations to the Board with respect to compensation and benefits provided to the members of the Board.

EXECUTIVE OFFICERS

Name	Age	Position
Larry Jasinski	64	Chief Executive Officer and Director
Almog Adar	38	Director of Finance
Jeannine Lynch	57	Vice President of Market Access and Strategy

Larry Jasinski.  For biographical information for Mr. Jasinski, see “Proposal 1 — Director Nominees.”

Almog Adar, 38, has served as the Company’s Director of Finance since December 2021 and as the Company’s Corporate Financial Controller since January 2020. Before joining the Company, Mr. Adar served as Controller of Infinya recycling Ltd. (previously Amnir Recycling), from January 2018 until December 2019. From January 2016 until December 2017, Mr. Adar served as Assistant Controller of Delta Galil Industries. Mr. Adar has a Bachelor of Arts degree in Accounting and Economics from the Open University of Israel and is a Certified Public Accountant licensed by the Israeli Ministry of Justice.

Jeannine Lynch, 57, has served as the Company’s Vice President of Market Access and Strategy since August 2021. Prior to ReWalk, Ms. Lynch served as Senior Director of Patient Access Services at BioMarin Pharmaceuticals from April 2009 to September 2021. In addition to her work with BioMarin, Ms. Lynch has worked for industry leaders such as Genentech and Pfizer/Agouron. She has held leadership roles in commercial management, product launches and built customized patient services to address several different rare and ultrarare medical conditions. Ms. Lynch also sits on the Board of Directors for MVP, a non-profit organization to help young people of color prepare, perform, progress, and prosper in their education, leadership and early professional careers. Ms. Lynch is a graduate of the University of California Berkeley and holds a Master of Public Health from the University of Michigan.

EXECUTIVE COMPENSATION

As a smaller reporting company, we have opted to comply with the executive compensation rules otherwise applicable to “smaller reporting companies,” as such term is defined in Rule 12b-2 under the Exchange Act.

Summary Compensation Table

The table below provides certain information concerning the compensation for services rendered to us during the years ended December 31, 2020 and December 31, 2021 by (1) all individuals who served as our CEO during any part of the year ended December 31, 2021 and (2) our two most highly compensated executive officers (other than our CEO) who were serving as executive officers as of December 31, 2021 (together, our “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan ($)(1)	Stock Awards ($)(2)		Option Awards ($)(2)	All Other Compensation ($)(3)		Total ($)
Larry Jasinski, Chief Executive Officer and Director(4)	2021	400,196	248,327	279,000	(5)	—	—		927,533
	2020	391,400	164,388	498,000	(6)	—	—		1,053,788
Ori Gon, Former Chief Financial Officer(7). (8)	2021	209,609	64,859	126,750	(9)	—	79,972	(10)	481,190
	2020	191,687	40,451	222,400	(11)	__	71,278	(12)	525,816
Jeannine Lynch, Vice President of Market Access and Strategy (13)	2021	107,897	98,560	175,000	(14)	—	—		381,457
____________
(1)	Represents one-time discretionary cash bonuses to each of the Named Executive Officers.
(2)
Amounts represent the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718. The fair value of RSUs granted is determined based on the price of the Company’s ordinary shares on the date of grant. The fair value of options awards was estimated at the date of grant using a Black-Scholes-Merton option pricing model with assumptions related to expected volatility, risk free rate, dividend yield, expected term (in years) and ReWalk share price.

(3)
Amounts reported in this column include benefits and perquisites, including those mandated by Israeli law.  Such benefits and perquisites include payments, contributions and/or allocations for social benefits and car expenses.

(4)	Mr. Jasinski does not receive any additional compensation for his services as a director. See “Director Compensation” above.
(5)
Consists of 150,000 RSUs that were granted under the 2014 Plan to Mr. Jasinski on May 21, 2021, which vest ratably in four equal annual installments starting on the first anniversary of the grant date.

(6)
Consists of 300,000 RSUs that were granted under the 2014 Plan to Mr. Jasinski on June 18, 2020, which vest ratably in four equal annual installments starting on the first anniversary of the grant date.

(7)	Mr. Gon resigned as Chief Financial Officer, effective as of March 12, 2022.
(8)
The amounts set forth for Mr. Gon in the columns “Salary,” “Non-Equity Incentive Plan,” and “All Other Compensation” represent payments, contributions and/or allocations that were made in NIS, and have been translated to U.S. dollars according to the average exchange rate on the applicable period.

(9)	Consists of 75,000 RSUs that were granted under the 2014 Plan to Mr. Gon on June 30, 2021, which vest ratably in four equal annual installments starting on the first anniversary of the grant date.
(10)
Consists of $59,105 for payments, contributions and/or allocations for social benefits and the aggregate incremental cost to the Company of $20,867 with respect to Mr. Gon’s personal use of a Company-leased car.

(11)
Consists of 150,000 RSUs that were granted under the 2014 Plan to Mr. Gon on July 2, 2020, which vest ratably in four equal annual installments starting on the first anniversary of the grant date, and 10,000 RSUs that were granted under the 2014 Plan to Mr. Gon on July 2, 2020, which vested immediately on the date of grant.

(12)
Consists of $54,350 for payments, contributions and/or allocations for social benefits and the aggregate incremental cost to the Company of $16,928 with respect to Mr. Gon’s personal use of a Company-leased car.

(13)	Ms. Lynch joined the Company effective August 31, 2021.
(14)
Consists of 125,000 RSUs that were granted under the 2014 Plan to Ms. Lynch on August 31, 2021, which vest ratably in four equal annual installments starting on the first anniversary of the grant date.

          Pursuant to regulations promulgated under the Israel Companies Law, we are required to disclose the total compensation earned during 2021 by our five most highly-compensated office holders (as defined in the Israel Companies Law). Three of such individuals are our Named Executive Officers, as defined above, and their respective total compensation for 2021 is set forth in the Summary Compensation Table. The other two individuals, and their respective total compensation for 2021, is as follows:

Name and Principal Position	Salary ($)	Non-Equity Incentive Plan ($)(1)	Stock Awards ($)(2)		Option Awards ($)(2)	All Other Compensation ($)(3)		Total ($)
Miri Pariente, Vice President of Operations, Regulatory and Quality(4)
	187,807	41,950	72,085	(5)	—	91,989	(6)	393,831
David Hexner, Vice President of Research and Development(4).
	144,124	32,626	12,675	(5)	—	67,299)	(6)	256,724
_____________
(1)	Represents one-time discretionary cash bonuses to each of the officers listed herein.
(2)
Amounts represent the aggregate grant date fair value of such awards computed in accordance with FASB ASC Topic 718. The fair value of RSUs granted is determined based on the price of the Company’s ordinary shares on the date of grant. The fair value of options awards was estimated at the date of grant using a Black-Scholes-Merton option pricing model with assumptions related to expected volatility, risk free rate, dividend yield, expected term (in years) and ReWalk share price.

(3)
Amounts reported in this column include benefits and perquisites, including those mandated by Israeli law.  Such benefits and perquisites include payments, contributions and/or allocations for social benefits and car expenses.

(4)
The amounts set forth for each of Ms. Pariente and Mr. Hexner in the columns “Salary,” “Non-Equity Incentive Plan,” and “All Other Compensation” represent payments, contributions and/or allocations that were made in NIS, and have been translated to U.S. dollars according to the average exchange rate on the applicable period.

(5)
Consists of 10,000 RSUs that were granted under the 2014 Plan to Ms. Pariente on January 1, 2021, which vest ratably in four equal annual installments starting on the first anniversary of the grant date, and 32,500 RSUs that were granted under the 2014 Plan to Ms. Pariente on June 30, 2021, which vest ratably in four equal annual installments starting on the first anniversary of the grant date., and

(6)
Consists of $55,217 for payments, contributions and/or allocations for social benefits and the aggregate incremental cost to the Company of $36,772 with respect to Ms. Pariente’s personal use of a Company-leased car.

(7)	Consists of 7,500 RSUs that were granted under the 2014 Plan to Mr. Hexner on June 30, 2021, which vest ratably in four equal annual installments starting on the first anniversary of the grant date.
(8)
Consists of $44,508 for payments, contributions and/or allocations for social benefits and the aggregate incremental cost to the Company of $22,791 with respect to Mr. Hexner’s personal use of a Company-leased car.

Employment Agreements of Named Executive Officers

Each of Larry Jasinski, our CEO, and Jeannine Lynch, our Vice President of Market Access and Strategy, previously entered into an employment agreement with our Subsidiary, and Ori Gon, our former CFO, previously entered into an employment agreement with us. These employment agreements set forth their respective terms of employment, which terms are generally applicable to all of our executives, covering matters such as vacation, health and other benefits. The following are descriptions of the material terms of our Named Executive Officers’ employment agreements.

Larry Jasinski

On January 17, 2011, we entered into an employment agreement with Mr. Jasinski, pursuant to which he has served as the CEO of the Company since February 12, 2012. The employment agreement provides for an annual base salary, subject to annual increases in the discretion of, the Company, and an annual performance bonus. In accordance with previous shareholder approvals, the annual base salary is currently $403,142. The annual performance bonus was originally set at up to 35% of annual base salary. In 2016, this was increased to an annual performance bonus of up to 60% of annual base salary for achieving 100% of targets (with adjustment upward or downward for performance exceeding or failing to meet such objectives, respectively). In 2020, this was increased to an annual performance bonus of up to 70% of annual base salary for achieving 100% of targets (with adjustment upward or downward for performance exceeding or failing to meet such objectives, respectively). In the event that Mr. Jasinski’s employment is terminated by the Company without cause (as defined in the employment agreement), or if Mr. Jasinski terminates his employment for “Good Reason” (as defined in the employment agreement), he will be entitled to certain severance payments and benefits, including: (i) a lump sum payment equal to 90 days of his base salary, (ii) an annual performance bonus (calculated based on the assumption that to the extent performance objectives were achieved in the six-month period preceding his termination, they will also be achieved in the six months following termination), (iii) reimbursement for any COBRA or other medical, dental and vision premiums for twelve months following his termination and (iv) continued participation for a period of twelve months in any employee and executive benefit programs in effect as of his termination and reimbursement for the premium or other fees associated with continuation in any insurance program available to the Company’s employees as a non-employee or in a comparable program if participation as a non-employee would be barred. The employment agreement further provides that if Mr. Jasinski’s employment is terminated without cause or by Mr. Jasinski for Good Reason, any unvested portion of the options which would have vested during the six months following such termination had Mr. Jasinski remained employed by the Company, will automatically vest. If Mr. Jasinski terminates his employment without Good Reason, he will be entitled to receive a pro-rated amount of his annual performance bonus as determined in good faith by the Board. Mr. Jasinski is not entitled to any severance if he is terminated by the Company for cause.

The employment agreement was amended in 2020 to provide that if a change of control occurs, and within one year following such change of control Mr. Jasinski is terminated without cause or he resigns for Good Reason, Mr. Jasinski will be entitled to severance of 18 months’ salary as well as an annual bonus (assuming achievement of 100% of milestones and targets set by the board of directors).

The employment agreement is governed by the laws of the State of Delaware and contains non-solicitation and non-competition covenants (each of which remains in effect during the term of employment and for 12 months following termination of employment) and trade secrets and inventions clauses.

Ori Gon

On January 4, 2018, the Board appointed Mr. Ori Gon as CFO of the Company, effective February 22, 2018. On March 1, 2018, the Company entered into an amendment, effective as of the date of Mr. Gon’s appointment, to the employment agreement entered into on May 25, 2015, in connection with his previous employment by the Company. Pursuant to the terms of the amended employment agreement, Mr. Gon was entitled to (i) an annual base salary of NIS 642,720 (following annual increases) (approximately $194,763 based on the exchange rates as of March 16, 2021), subject to increases as may have been determined from time to time by the compensation committee of the Board, (ii) an annual performance bonus up to 25% of annual base salary, subject to the achievement of objectives as determined by the compensation committee of the Board, and (iii) use of a Company-provided car and related maintenance expenses (returnable to the Company upon termination of employment). Pursuant to the Amendment, effective February 22, 2018, Mr. Gon also received, under the Company’s 2014 Incentive Compensation Plan, (i) options to purchase 96,525 ordinary shares of the Company, at an exercise price of $1.15, one-fourth of which become vested and exercisable on the first anniversary of the date of the grant, with the remaining options vesting in twelve equal quarterly instalments thereafter, and (ii) RSUs for 17,857 ordinary shares, which vested in four equal annual installments starting on the first anniversary of the date of grant. Additionally, in 2020, (i) Mr. Gon’s annual performance bonus was amended to allow a bonus of up to 35% of his base salary and (ii) Mr. Gon was granted 10,000 additional RSUs. The terms of the options and the RSUs are materially consistent with the Company’s forms of option and RSU award agreements for employees and executive officers as previously filed with the SEC. The employment agreement was not for any specific term and could be terminated by either party at will upon three months’ prior written notice. Mr. Gon’s employment agreement is governed by the laws of the State of Israel and contains non-solicitation and non-competition covenants (each of which remains in effect during the term of employment and for a period of 12 months and 24 months, respectively, following termination of employment) and trade secrets and inventions clauses.

Mr. Gon resigned from his position with the Company, effective as of March 12, 2022. In connection with his resignation, the compensation committee and Board approved a departure bonus to Mr. Ori Gon of a number of ordinary shares of the Company having a value equal to $50,000, payable in a single payment on June 30, 2022 and based on the average closing price of the Company’s ordinary shares on Nasdaq over the ninety-day period ending on such date, contingent on Mr. Gon’s providing satisfactory consulting services to the Company in connection with the transition to a new CFO or other finance department employee designated by the CEO. Mr. Gon may also be entitled to receive severance pay in such amounts as determined in accordance with the Israel Companies Law.

Jeannine Lynch

On July 22, 2021, the Board appointed Ms. Jeannine Lynch as Vice President of Market Access & Strategy of the Company, effective August 31, 2021. Pursuant to the terms of the employment agreement, Ms. Lynch is entitled to (i) an annual base salary of $320,000, subject to increases as may be determined from time to time by the compensation committee of the Board and (ii) an annual performance bonus up to 35% of annual base salary, subject to the achievement of objectives as determined by the compensation committee of the Board. Ms. Lynch also received, under the Company’s 2014 Incentive Compensation Plan, RSUs for 125,000 ordinary shares, which vested in four equal annual installments starting on the first anniversary of the date of grant. The employment agreement may be terminated by the Company upon prior written notice. In the event that Ms. Lynch’s employment is terminated for any reason other than for “cause” (as defined therein), the Company shall pay as severance pay or liquidated damages or both, monthly payments at the rate per annum of her salary and bonus (and the replacement cost of her benefits) at the time of such termination for a period from the date of such termination to the date which is six months after such termination. Ms. Lynch’s employment agreement is governed by the laws of the Commonwealth of Massachusetts and contains non-solicitation and non-competition covenants (each of which remains in effect during the term of employment and for a period of 12 months following termination of employment) and trade secrets and inventions clauses.

2021 Non-Equity Incentive Plan

All employees who have bonus features in their employment agreements, including our Named Executive Officers, were eligible to participate in a non-equity incentive plan for fiscal year 2021, pursuant to which employees were eligible to receive a bonus with respect to their performance in such year. Each employee’s target was equal to a specified percentage of his or her base salary, and the actual bonus is paid based on the achievement of certain business and personal performance objectives for the 2021 fiscal year. Not all goals needed to be met for an employee participant to receive a portion of the bonus. The principal business performance objective under the non-equity incentive plan for 2021 was based on achieving specified financial goals or milestones as set forth in the Compensation Policy as approved by the Company’s shareholders. These objectives were allocated as 35% for revenue targets, 15% for product development and regulatory approval targets, 5% for market development targets, 10% for strategic targets and 15% for cash management targets. A personal performance objective, which is subjective in nature, made up the remaining 20%.

If the target was met in all categories of the business performance objective, 100% of the employee’s bonus was to be paid. If certain lower targets were met with respect to each of the different targets, 50% of the employee’s bonus was to be paid. If targets are exceeded in all categories of the business performance objective, 150% of the bonus was to be paid.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards as of December 31, 2021, for each Named Executive Officer:

			Option Awards				Stock Awards
Name	Grant Date(1)		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested(2)($)
Larry Jasinski	5/1/2012	(3)	6,619	—	32.93	5/1/2022
	5/10/2012	(4)	3,308	—	32.93	5/10/2022
	12/24/2013	(5)	5,641	—	37.14	12/24/2023
	6/27/2017	(6)	5,000		52.50	6/27/2027
	5/3/2018	(7)	7,655	1,094	26.88	5/3/2028
	3/27/2019	(8)	8,542	3,883	5.37	3/27/2029
	5/3/2018	(9)					438	539
	3/27/2019	(10)					1,243	1,529
	6/18/2020	(11)					225,000	276,250
	5/21/2021	(12)					150,000	184,500

Ori Gon	2/22/2018	(13)	3,619	242	28.75	2/22/2028
	5/3/2018	(7)	2,296	329	27.11	5/3/2028
	2/22/2018	(15)					179	220
	5/03/2018	(9)					132	162
	6/1/2019	(15)					1,500	1,845
	7/2/2020	(16)					112,500	138,375
	6/30/2021	(17)					75,000	92,250
Jeannine Lynch	8/31/2021	(18)					125,000	153,750
_________
(1)	Represents grant dates of the stock option and RSU awards.
(2)
The amount listed in this column represents the product of the closing market price of the Company’s ordinary shares as of December 31, 2021 ($1.23) multiplied by the number of shares subject to the award.

(3)	Option awards became vested and exercisable a rate of 1/12th the original number of ordinary shares subject thereto on a quarterly basis commencing on May 1, 2012.
(4)	Option awards vested at a rate of 1/12th the original number of ordinary shares subject thereto on a quarterly basis commencing on May 10, 2012.
(5)	Option awards vested at a rate of 1/48th the original number of ordinary shares subject thereto on a quarterly basis commencing on January 23, 2014.
(6)
Option awards vested with respect to 1/4th of the original number of ordinary shares subject thereto on June 27, 2018 and vested thereafter at a rate of 1/16th of the original number of shares on a quarterly basis commencing on September 27, 2018.

(7)
Option awards vested with respect to 1/4th of the original number of ordinary shares subject thereto on May 3, 2019 and thereafter at a rate of 1/16th of the original number of shares on a quarterly basis commencing on August 3, 2019 and ending on May 3, 2022.

(8)
Option awards vested with respect to 1/4th of the original number of ordinary shares subject thereto on March 27, 2020 and thereafter at a rate of 1/16th of the original number of shares on a quarterly basis commencing on June 27, 2020 and ending on March 27, 2023.

(9)	RSUs vested with respect to 1/4th of the original number of shares on an annual basis commencing on May 3, 2019 and ending on May 3, 2022.
(10)	RSUs vested with respect to 1/4th of the original number of shares on an annual basis commencing on March 27, 2020 and ending on March 27, 2023.
(11)	RSUs vested with respect to 1/4th of the original number of shares on an annual basis commencing on June 18, 2021 and ending on June 18, 2024.
(12)	RSUs vested with respect to 1/4th of the original number of shares on an annual basis commencing on May 21, 2022 and ending on May 21, 2025.
(13)
Option awards vested with respect to 1/4th of the original number of ordinary shares subject thereto on February 22, 2019 and thereafter at a rate of 1/16th of the original number of shares on a quarterly basis commencing on May 22, 2019 and ending on May 22, 2022.

(14)
RSUs vested with respect to 1/4th of the original number of ordinary shares subject thereto on February 22, 2019 and vest thereafter at a rate of 1/16th of the original number of shares on a quarterly basis commencing on May 22, 2019 and ending on May 22, 2022.

(15)	RSUs vest with respect to 1/3rd of the original number of shares on an annual basis commencing on June 1, 2020 and ending on June 1, 2023.
(16)	RSUs vested with respect to 1/4th of the original number of shares on an annual basis commencing on July 2, 2021 and ending on July 2, 2024.
(17)	RSUs vested with respect to 1/4th of the original number of shares on an annual basis commencing on June 30, 2022 and ending on July 2, 2025.
(18)	RSUs vested with respect to 1/4th of the original number of shares on an annual basis commencing on August 31, 2022 and ending on August 31, 2025.

EQUITY COMPENSATION PLANS

2014 Incentive Compensation Plan

 On August 19, 2014, we adopted the 2014 Plan, which was amended and restated on June 18, 2020, and May 19, 2021. The 2014 Plan provides for the grant of stock options, stock appreciation rights, restricted stock awards, RSUs, cash-based awards, other stock-based awards and dividend equivalents to our company’s and our affiliates’ respective employees, non-employee directors and consultants. The reserved pool of shares under the 2014 Plan includes, in addition to shares added to the pool, the number of shares available for issuance under our 2012 Equity Incentive Plan, our 2012 Israeli Sub Plan and our 2006 Stock Option Plan (collectively, the “Prior Plans”) as of the effective date of the 2014 Plan (in an amount not to exceed 5,124 shares). Generally, shares that are forfeited, cancelled, terminated or expire unexercised shall be available for issuance under new awards. Generally, any shares tendered or withheld under the 2014 Plan to pay the exercise price, purchase price of an award, or any withholding taxes shall not be available for issuance under new awards. Shares delivered pursuant to “substitute awards” (awards granted in assumption or substitution of awards granted by a company acquired by us) shall not reduce the shares available for issuance under the 2014 Plan. As of December 31, 2021, there were 1,652,073 ordinary shares subject to outstanding awards under the 2014 Plan, including options to purchase 61,832 ordinary shares and 1,356,284 ordinary shares underlying unvested RSUs, and 233,957 shares available for future grants.

The 2014 Plan is administered by the compensation committee which has authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the plan. Awards under the 2014 Plan may be granted until ten years after the date on which the 2014 Plan was approved by our shareholders.

The terms of options granted under the 2014 Plan, including the exercise price, vesting provisions and the duration of an option, shall be determined by the compensation committee and set forth in an award agreement, provided, however, that no option shall vest within the one year anniversary of the date of the grant of such award, except that awards representing 5% of the Available Shares (as defined in Proposal 2 below) shall be permitted to vest within the one year anniversary of the date of the grant of such award. Except as provided in the applicable award agreement, or in the discretion of the compensation committee, an option may be exercised only to the extent that it is then exercisable and shall terminate immediately upon a termination of service of the grantee.

Stock appreciation rights (“SARs”) are awards entitling a grantee to receive a payment representing the difference between the base price per share of the right and the fair market value of a share on the date of exercise. SARs may be granted in tandem with an option or independent and unrelated to an option. The terms of SARs granted under the 2014 Plan, including the base price per share, vesting provisions and the duration of an SAR, shall be determined by the compensation committee and set forth in an award agreement. Except as provided in the applicable award agreement, or in the discretion of the compensation committee, a SAR may be exercised only to the extent that it is then exercisable and shall terminate immediately upon a termination of service of the grantee. At the discretion of the compensation committee, SARs will be payable in cash, ordinary shares or equivalent value or some combination thereof.

Restricted stock awards are ordinary shares that are awarded to a grantee subject to the satisfaction of the terms and conditions established by the compensation committee in the award agreement. Until such time as the applicable restrictions lapse, restricted shares are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the grantee who holds those shares.

RSUs are awards covering a number of hypothetical units with respect to shares that are granted subject to such vesting and transfer restrictions and conditions of payment as the compensation committee may determine in an award agreement. RSUs are payable in cash, ordinary shares of equivalent value or a combination thereof.

The 2014 Plan provides for the grant of cash-based award and other stock-based awards (which are equity-based or equity related award not otherwise described in the 2014 Plan). The terms of such cash-based awards or other stock-based awards shall be determined by the compensation committee and set forth in an award agreement.

The compensation committee may grant dividend equivalents based on the dividends declared on shares that are subject to any award. Dividend equivalents may be subject to any limitations and/or restrictions determined by the compensation committee and shall be converted to cash or additional shares by such formula and at such time, and shall be paid at such times, as may be determined by the compensation committee.

In the event of any dividend (excluding any ordinary dividend) or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of shares or similar event (including a change in control) that affects the ordinary shares, the compensation committee shall make any such adjustments in such manner as it may deem equitable, including, but not limited to, any or all of the following: (i) adjusting the number of shares available for grant under the 2014 Plan, (ii) adjusting the terms of outstanding awards, (iii) providing for a substitution or assumption of awards and (iv) cancelling awards in exchange for a payment in cash. In the event of a change of control (except as otherwise provided by in the applicable award agreement), each outstanding award shall be either (i) honored or assumed, or equivalent rights substituted therefor, by the new employer or (ii) all awards will terminate upon the change in control. In the event of such termination, options and stock appreciation rights with time-based vesting shall become fully exercisable as of the change of control and all other awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the change of control and all awards with conditions and restrictions relating to the attainment of performance goals shall be deemed to vest and become nonforfeitable as of the change of control assuming the higher of (a) achievement of all relevant performance goals at the “target” level (prorated based upon the length of time within the performance period that elapsed prior to the change of control) or (b) actual achievement as of the date of such change of control.

2014 U.S. Sub Plan

The 2014 U.S. Sub Plan applies to grantees that are subject to U.S. federal income tax. The 2014 U.S. Sub Plan provides that options granted to the U.S. grantees will either be incentive stock options pursuant to Section 422 of the Internal Revenue Code or nonstatutory stock options. Options, other than certain incentive stock options described below, must have an exercise price not less than 100% of the fair market value of an underlying share on the date of grant. Incentive stock options that are not exercised within ten years from the grant date expire, provided that incentive stock options granted to a person holding more than 10% of our voting power will expire within five years from the date of the grant and must have an exercise price at least equal to 110% of the fair market value of an underlying share on the date of grant. The number of shares available under the 2014 Plan for grants of incentive stock options shall be the total number of shares available under the 2014 Plan subject to any limitations under the Internal Revenue Code and provided that shares delivered pursuant to “substitute awards” shall reduce the shares available for issuance of incentive stock options under the 2014 Plan. It is the intention that no award shall be deferred compensation subject to Section 409A of the Internal Revenue Code unless and to the extent that the compensation committee specifically determines otherwise. If the compensation committee determines an award will be subject to Section 409A of the Internal Revenue Code such awards shall be intended to comply in all respects with Section 409A of the Internal Revenue Code, and the 2014 Plan and the terms and conditions of such awards shall be interpreted and administered accordingly.

2012 Equity Incentive Plan

On March 30, 2012, we adopted our 2012 Equity Incentive Plan (the “2012 Plan”), which was approved by our shareholders on the same date. The 2012 Plan provides for the grant of options, restricted shares, RSUs, share appreciation rights, performance units, performance shares and other shares or cash awards to our company’s and our affiliates’ respective employees, directors and consultants. As of December 31, 2021, options to purchase 20,672 ordinary shares were outstanding under the 2012 Plan. The 2012 Plan was terminated on August 19, 2014, although option awards outstanding as of that date will continue in full force in accordance with the terms under which they were granted. In the event that any award shall for any reason expire or terminate without having been exercised or paid in full, the shares not acquired shall revert to the 2014 Plan and again become available for issuance. Following the termination of the 2012 Plan, awards may no longer be granted under the plan.

The 2012 Plan is administered by our Board, unless and until the Board delegates administration to a committee, which shall determine the grantees of awards and the terms of the grant, including, exercise prices, vesting schedules, acceleration of vesting and the other matters necessary in the administration of the 2012 Plan. Awards under the 2012 Plan may be granted until ten years after the date on which the 2012 Plan was approved by our shareholders.

Options granted under the 2012 Plan are either incentive share options pursuant to Section 422 of the Internal Revenue Code or nonstatutory share options. Options generally vest as determined by the board or committee. Options, other than certain incentive share options described below, must have an exercise price not less than 100% of the fair market value of an underlying share on the date of grant. Options, other than certain incentive share options described below, that are not exercised within ten years from the grant date expire, unless otherwise determined by our Board or its designated committee, as applicable. Incentive share options granted to a person holding more than 10% of our voting power will expire within five years from the date of the grant and must have an exercise price at least equal to 110% of the fair market value of an underlying share on the date of grant. Unless otherwise provided in an option agreement, in the event of termination of employment or services for reasons of disability or death, the grantee, or in the case of death, his or her legal successor, may generally exercise options that have vested prior to termination within a period of one year from the date of disability or death (or the expiration of the term of the option, if earlier). If a grantee’s employment or service is terminated for any other reason, the grantee may generally exercise his or her vested options within 90 days of the date of termination (or the expiration of the term of the option, if earlier).

Share appreciation rights are awards entitling a grantee to receive a payment representing the difference between the base price per share of the right and the fair market value of a share on the date of exercise subject to any terms or conditions as the board or committee may determine in the award agreement. Share appreciation rights are payable in cash, shares of equivalent value or a combination thereof.

Restricted share awards are ordinary shares that are awarded to a grantee subject to the satisfaction of the terms and conditions established by the board or committee in the award agreement. Until such time as the applicable restrictions lapse, restricted shares are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds those shares.

RSUs are awards covering a number of hypothetical units with respect to shares that are granted subject to such vesting and transfer restrictions and conditions of payment as the board or committee may determine. RSUs are payable in cash, shares of equivalent value or a combination thereof.

Performance share awards are awards denominated in shares which may be earned in whole or part upon attainment of performance goals or other vesting criteria as the board or committee may determine.

Performance units are awards covering a number of hypothetical units with respect to shares that may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the board or committee may determine. Performance units are payable in cash, shares of equivalent value or a combination thereof.

Awards under the 2012 Plan may be made subject to performance goals relating to one or more business criteria and may provide for a targeted level or levels of achievement.

In the event that any change is made to the shares without consideration to the Company (through merger, consolidation, reorganization, recapitalization, share dividend or similar event), the class and number of shares available for issuance, maximum award limits and any outstanding awards under the 2012 Plan will be appropriately adjusted. In the event of a change in control, either (i) the surviving entity may assume and continue outstanding awards (or substitute similar awards) in all or in part or (ii) if the surviving entity does not assume and continue awards (or substitute similar awards), unvested awards will be forfeited and vested awards shall terminate if not exercised at or prior to the change in control. Notwithstanding the foregoing, in the event of a change in control, the board, in its discretion, may accelerate the vesting of any or all awards, in whole or in part.

2012 Israeli Sub Plan

The 2012 Israeli Sub Plan provides for the grant by us of awards pursuant to Sections 102 and 3(i) of the Israeli Income Tax Ordinance (the “Ordinance”) and the rules and regulations promulgated thereunder. The 2012 Israeli Sub Plan provides for options and share awards to be granted to our or our affiliates’ employees, directors and officers who are not “Controlling Shareholders,” as defined in the Ordinance, and who are considered Israeli residents, to the extent that such options or awards either are (i) intended to qualify for special tax treatment under the “capital gains track” provisions of Section 102(b)(2) of the Ordinance or (ii) not intended to qualify for such special tax treatment. The 2012 Israeli Sub Plan also provides for the grant of options under Section 3(i) of the Ordinance to our Israeli non-employee service providers and controlling shareholders, who are not eligible for such special tax treatment.

2012 U.S. Sub Plan

The 2012 U.S. Sub Plan applies to grants to participants who are citizens or residents of the United States on the date of grant of an award. Under the 2012 U.S. Sub Plan, the Board may require a participant to represent that he or she is acquiring securities for investment purposes and without a view to distribution thereof. Shares will not be issued under the U.S. Sub Plan unless the issuance complies with the requirements of any stock exchange on which the shares are then listed or quoted, any securities or tax laws and all other applicable laws. All shares delivered under the U.S. Sub Plan will be subject to such transfer orders and other restrictions as our Board may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the shares are then listed and any applicable laws. Our obligations under the U.S. Sub Plan will be conditioned on the payment by the participant of all applicable withholding taxes.

The U.S. Sub Plan contains provisions relating solely to participants located in California, which generally provide that in the event of termination of employment or services for reasons of disability or death, the participant, or in the case of death, his or her legal successor, may generally exercise options that have vested prior to termination within a period of six months from the date of disability or death (or the expiration of the term of the option, if earlier). If a participant’s employment or service is terminated for any other reason, the grantee may generally exercise his or her vested options within 30 days of the date of termination (or the expiration of the term of the option, if earlier).

Potential Payments Upon Termination or Change in Control

See “Executive Compensation — Employment Agreements.”

We have adopted, pursuant to shareholder approval, our Compensation Policy, which provides for certain benefits to our executive officers upon retirement or termination, whether or not in the event of a change in control. We may memorialize any of these benefits in arrangements we enter into with individual executive officers. Under the Compensation Policy, executive officers may be entitled to advance notice of termination of up to 12 months and to obtain up to 12 months of post-termination health insurance. In addition to receiving severance pay as required or facilitated under the local laws of the relevant jurisdiction, executive officers may have the right to receive up to 12 months of base salary (18 months in the case of the CEO), bonus and benefits, taking into account the period of the officer’s service or employment, his or her performance during employment and contribution to the Company’s targets and profits and the circumstances surrounding termination of his or her employment. These benefits are designed to attract and motivate highly skilled professionals to join the Company and to enable us to retain key management.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee is, or has ever been, an officer or employee of the Company or any of its subsidiaries. In addition, during the last fiscal year, no executive officer of the Company served as a member of the board of directors or the compensation committee of another entity that has one or more executive officers serving on the Company’s compensation committee or the Board.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to our ordinary shares that may be issued under our equity compensation plans in effect as of December 31, 2021.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)(2)	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)(3)
Equity compensation plans approved by security holders	1,418,116	$1.67	233,957
Equity compensation plans not approved by security holders	—	—	—
Total	1,418,116	$1.67	233,957
___________
(1)
Represents shares issuable under our (i) 2014 Plan upon exercise of options outstanding to purchase 41,160 shares and upon the settlement of outstanding RSUs with respect to 1,356,284 shares, (ii) 2012 Equity Incentive Plan upon exercise of options outstanding to purchase 20,672 shares.

(2)	The weighted average remaining term for the expiration of stock options is 4.55 years.
(3)	Represents shares available for future issuance under our 2014 Plan.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO OUR 2014 PLAN

Background

As described above under “Equity Compensation Plans – 2014 Incentive Compensation Plan”, on August 19, 2014, we adopted the 2014 Plan, which was amended and restated on June 18, 2020, and May 19, 2021. The 2014 Plan provides for the grant of stock options, stock appreciation rights, restricted stock awards, RSUs, cash-based awards, other stock-based awards and dividend equivalents to the Company’s and our affiliates’ respective employees, non-employee directors and consultants. The reserved pool of shares under the 2014 Plan includes, in addition to shares added to the pool, the number of shares available for issuance under the Prior Plans as of the effective date of the 2014 Plan (in an amount not to exceed 5,124 shares). Generally, shares that are forfeited, cancelled, terminated or expire unexercised shall be available for issuance under new awards. Generally, any shares tendered or withheld under the 2014 Plan to pay the exercise price, purchase price of an award, or any withholding taxes shall not be available for issuance under new awards. Shares delivered pursuant to “substitute awards” (awards granted in assumption or substitution of awards granted by a company acquired by us) shall not reduce the shares available for issuance under the 2014 Plan. As of December 31, 2021, there were 1,652,073 ordinary shares subject to outstanding awards under the 2014 Plan, including options to purchase 61,832 ordinary shares and 1,356,284 ordinary shares underlying unvested RSUs, and 233,957 shares available for future grants.

On March 30, 2022, our Board approved an increase to the reserved pool of shares under the 2014 Plan of 4,400,000 ordinary shares, such that the reserved pool of shares following such increase (assuming its approval at the Meeting, and assuming no grants between March 30, 2022 and the date of the Meeting) shall consist of 4,779,763 ordinary shares.

By increasing the aggregate number of shares authorized for issuance under the 2014 Plan, we believe we will have the flexibility to continue to provide equity incentives in amounts determined appropriate by the compensation committee, our Board and our management. If this Proposal 2 is not approved by our shareholders, we anticipate that we will not have sufficient shares available to fund awards under the 2014 Plan in a manner that will enable us to compensate our directors, officers and employees at market-competitive rates. We believe that an adequate reserve of ordinary shares for issuance under the 2014 Plan is necessary to enable us to attract, motivate and retain directors, executives and key employees, and to provide an additional incentive for such individuals through ordinary share ownership and other rights that promote and recognize the financial success and growth of the Company.

Below are the specific changes we propose to make to the 2014 Plan, marked to show the proposed changes (the language proposed to be added is underlined, and the language proposed to be deleted is crossed out):

“4.1 Number of Shares Available for Issuance. The shares of stock subject to Awards granted under the Plan shall be Shares. Such Shares subject to the Plan may be authorized and unissued shares (which will not be subject to preemptive rights), Shares held in treasury by the Company, Shares purchased on the open market or by private purchase or any combination of the foregoing. Subject to adjustment as provided in Section 4.3, the total number of Shares that may be issued pursuant to Awards under the Plan (the “Available Shares”) shall be the sum of (i) ~~2,016,747~~6,416,747 plus (ii) the number of Shares available for issuance under the ReWalk Robotics Ltd. 2012 Equity Incentive Plan, the 2012 Israeli Sub Plan and the 2006 Stock Option Plan (collectively, the “Prior Plans”) as of the Effective Date (in an amount not to exceed 5,124 Shares). From and after the Effective Date, no further grants or awards shall be made under the Prior Plans; however, grants or awards made under the Prior Plans before the Effective Date shall continue in effect in accordance with their terms.”

In addition, the Board approved an amendment to the 2014 that will prohibit any repricing of options or stock appreciation rights without shareholder approval.  This amendment is not subject to shareholder approval.  Below is the specific language we propose to add to the 2014 Plan:

“18.20 Repricing Prohibited. Notwithstanding Section 3.3(r), the Committee may not reprice Options or Stock Appreciation Rights without shareholder approval, whether such repricing is accomplished by (i) means of a cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancellation of outstanding Options or Stock Appreciation Rights with exercise prices or base prices per share in excess of the then current Fair Market Value for consideration payable in equity securities of the Company or cash, (iii) directly or indirectly reducing the exercise price or base price of outstanding Options or Stock Appreciation Rights, or (iv) any other method.”

For the material features of the 2014 Plan, see “Equity Compensation Plans—2014 Incentive Compensation Plan” above, which will be amended as provided above if this Proposal 2 is approved by the shareholders at the Meeting. A copy of the 2014 Plan, as amended and restated to reflect the approval of this Proposal 2, is attached to this Proxy Statement as Appendix A.

If this Proposal 2 receives requisite shareholder approval, we intend to register the additional shares available for issuance under the 2014 Plan on a registration statement on Form S-8 under the Securities Act as soon as reasonably practicable following receipt of such shareholder approval.

New Plan Benefits

As of the date hereof, except as set forth below, no RSUs or options have been granted under the 2014 Plan subject to shareholder approval, and awards under the 2014 Plan will be granted at the discretion of our compensation committee and, accordingly, are not determinable.

2014 Plan
Name and Position	Dollar Value		Number of RSUs
Larry Jasinski(1) Chief Executive Officer and Director	N/A	(2)	200,000

(1)	This grant is subject to shareholder approval pursuant to Proposal 3. For more information on this grant, see Proposal 3 below.
(2)	This grant will be made effective on the date of the Meeting, and, as such, the dollar value is not currently known.

Proposed Resolution

You are requested to adopt the following resolution:

“2. RESOLVED, to approve an increase to the reserved pool of shares under the 2014 Incentive Compensation Plan of 4,400,000 ordinary shares.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 3

APPROVAL OF A GRANT OF EQUITY AWARDS TO LARRY JASINSKI,
OUR CEO, AND APPROVAL OF AN AMENDMENT TO THE TERMS OF THE CEO’S BASE ANNUAL COMPENSATION

Background

Subject to approval by our shareholders at the Meeting of Proposal 2, at the Meeting you will be asked to approve a one-time grant of 200,000 RSUs to Larry Jasinski, our CEO, pursuant to the 2014 Plan. If approved, the RSUs will vest in four equal annual installments, commencing as of the date of the Meeting.

The Board and compensation committee believe that in order to align the interests of our CEO with the interests of our shareholders it is important that our CEO maintain a sizable level of share ownership in the Company, whether through the time-based vesting of RSUs or the exercise of options. Therefore, in determining or recommending the amount and form of executive compensation, the Board and the compensation committee believe that a substantial portion of our CEO’s compensation should be in the form of long-term equity incentive awards. These awards link a significant portion of our CEO’s compensation to delivering value to our shareholders, both in the form of share price performance and operating results, and encourage his retention through long-term vesting periods. Additionally, as recommended by our compensation committee and by our Board, the proposed grant of equity awards is designed to bring Mr. Jasinski’s compensation in line with market practice. These equity grants will directly link Mr. Jasinski’s performance to delivering value to our shareholders.

Additionally, at the Meeting, you will be asked to approve an increase in the base annual compensation for Mr. Jasinski of four percent (in line with the increase of four percent in base annual compensation that was approved by our compensation committee and our Board for all other employees for 2022) such that his base annual compensation will be increased from $403,128 to $419,253, effective as of January 1, 2022. The Board, the compensation committee and our management believe that compensation should help recruit, retain and motivate a highly talented team of executives with the requisite set of skills and experience to successfully lead the Company in creating value for our shareholders.  In line with our philosophy that compensation should be structured in order to attract and motivate the most talented executives, this increase is designed to bring our CEO’s compensation in line with industry practice, as approved by our compensation committee and by our Board.

Under the Israel Companies Law, the compensation of our CEO requires the approval of the compensation committee, the Board and shareholders, in that order. The compensation committee recommended, and the Board approved, each of (i) the proposed grant of equity awards and (ii) the increase in the base annual compensation for our CEO effective as of January 1, 2022, and determined that such compensation is consistent with the Compensation Policy.

Proposed Resolutions

You are requested to adopt the following resolutions:

“3.a. RESOLVED, subject to the approval of Proposal 2, to approve a one-time grant to Larry Jasinski, our CEO, under the 2014 Plan of 200,000 RSUs, as described in the Proxy Statement.”

“3.b. RESOLVED, to approve an amendment to the terms of Larry Jasinski’s base annual compensation, as described in the Proxy Statement.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt each of these resolutions, provided that either:

1.
a simple majority of shares voted at the Meeting excluding the shares of controlling shareholders, if any, and of shareholders who have a personal interest in the approval of the applicable resolution, be voted “FOR” the resolution; or

2.
the total number of shares of non-controlling shareholders and of shareholders who do not have a personal interest in the approval of the resolution voted against approval of the applicable resolution does not exceed two percent of the outstanding voting power in the Company.

For the definitions of “controlling shareholders” and “personal interest”, see “About the Voting Procedure at the Annual Meeting — How will votes be counted?” above.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF EACH OF THE FOREGOING RESOLUTIONS.

PROPOSAL 4

APPROVAL OF TERMS OF CONSULTING SERVICES BY RANDEL E. RICHNER, A MEMBER OF THE BOARD

At the Meeting you will be asked to approve the terms of consulting services by Randel E. Richner, a member of our Board. Ms. Richner has served as a member of Class II of our Board since November 2020, and the services that are contemplated are well outside the scope of services that are expected of a member of the Board. Ms. Richner would provide such services through Richner Consultants, LLC, a Delaware company (the “Consultant”) owned by Ms. Richner, and we would enter into a consulting agreement (the “Consulting Agreement”) with the Consultant. Ms. Richner has over 30 years of experience in health policy, economics and reimbursement strategic services, and has provided various entities with consulting services in respect of reimbursement activities. The Company wishes to utilize Ms. Richner’s expertise and experience for a limited period of time to assist us in our efforts in these areas.

The following is a summary of the main terms of the Consulting Agreement. A copy of the Consulting Agreement is attached to this Proxy Statement as Appendix B. This summary is qualified in its entirety by reference to the Consulting Agreement.

Summary

Pursuant to the Consulting Agreement, the Consultant will provide us the following services: strategic advisory consultation on activities related to the Centers for Medicare & Medicaid Services (“CMS”), a division of the U.S. Department of Health and Human Services, including reviewing Company submissions to CMS; reviewing the Company’s dossier submitted to third-party insurers; coordinating and establishing lobbying efforts for the Company with U.S. government agencies; review and support with respect to reimbursements from private payers and with on-going interactions with the U.S. Veterans Benefits Administration; and other reimbursement-related matters as designated and agreed to with our CEO, including international reimbursement activities as needed. The services to be provided under the Consulting Agreement by the Consultant will be provided solely by Ms. Richner.

The term of the Consulting Agreement commenced January 1, 2022, and expires December 31, 2022, or upon completion of the last consulting engagement entered into by us with Ms. Richner prior to December 31, 2022, whichever is later, provided, however, that no consulting engagement shall have a completion date later than March 31, 2023, unless otherwise agreed to by the parties in writing. The Consulting Agreement can be terminated by either party for cause upon seven days prior written notice.

The services will be provided on an hourly basis at a rate of $425 per hour, which will be payable by us on a monthly basis subject to the Consultant providing monthly invoices for the review of both our Chairman of the Board and our CEO. We believe that this rate is attractive for the experience and expertise that Ms. Richner brings to the Company, and is more favorable than the rate we could receive from other consultants with comparable experience. Under the Consulting Agreement, the aggregate total number of consulting hours provided by the Consultant cannot exceed 282 hours. For the period from January 1, 2022, through March 31, 2022, Ms. Richner provided us 46 hours of consulting services, for which she will be eligible to receive $19,500 if this proposal is approved at the Meeting. The Consultant will be required to obtain prior written approval from our CEO for any expenses that it needs to incur in the performance of the services.

The re-election of Ms. Richner as a member of Class II of our Board is the subject of Proposal 1.c. above, however Ms. Richner and we intend that the Consultant would continue to provide the consulting services described above even if Ms. Richner is not re-elected as a member of the Board.

Under the Israel Companies Law, the compensation of directors in any capacity, including with respect to consulting services, requires the approval of the compensation committee, the Board and shareholders, in that order. The compensation committee recommended, and the Board approved, the proposed terms of the consulting services to be provided by Ms. Richner, and determined that such terms represent market terms, negotiated on an arms’ length basis, and are in the best interests of the Company and our shareholders.

Proposed Resolution

You are requested to adopt the following resolution:

“4. RESOLVED, to approve the terms of consulting services by Randel E. Richner, a member of the Board.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 5

REAPPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, served as our independent registered public accounting firm for the year ended December 31, 2021. At the Meeting, shareholders will be asked to approve the reappointment of Kost Forer Gabbay & Kasierer as our independent registered public accounting firm for the year ending December 31, 2022, and until the next annual meeting of shareholders and to authorize the Board, upon the recommendation of the audit committee, to fix the remuneration of the independent registered public accounting firm in accordance with the volume and nature of its services. Representatives of Kost Forer Gabbay & Kasierer are not expected to be present at the Meeting and are not expected to be available to respond to questions, and will not have the opportunity to make a statement.

We have been advised by Kost Forer Gabbay & Kasierer that it is an independent registered public accounting firm with the PCAOB, and complies with the auditing, quality control and independence standards and rules of the PCAOB.

In executing its responsibilities, the audit committee engages in an annual evaluation of Kost Forer Gabbay & Kasierer’s qualifications, performance and independence, and considers whether continued retention of Kost Forer Gabbay & Kasierer as the Company’s independent registered public accounting firm is in the best interest of the Company. The audit committee is also involved in the selection of Kost Forer Gabbay & Kasierer’s lead engagement partner. While Kost Forer Gabbay & Kasierer has been retained as the Company’s independent registered public accounting firm continuously since the Company’s initial public offering (“IPO”) in September 2014, in accordance with SEC rules and Kost Forer Gabbay & Kasierer policies the firm’s lead engagement partner rotates every five years. In assessing independence, the audit committee reviews the fees paid, including those related to non-audit services. As a result of its evaluation of Kost Forer Gabbay & Kasierer’s qualifications, performance and independence, the Audit Committee and the Board of Directors believe that the continued retention of Kost Forer Gabbay & Kasierer to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022 is in the best interests of the Company and its shareholders. While the audit committee retains Kost Forer Gabbay & Kasierer as our independent registered public accounting firm, the Board of Directors is submitting the selection of Kost Forer Gabbay & Kasierer to the shareholders for ratification upon the recommendation to do so by the audit committee.

Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted for the ratification of the selection of Kost Forer Gabbay & Kasierer as our independent registered public accounting firm for the year ending December 31, 2022. If the selection of Kost Forer Gabbay & Kasierer is not ratified by the shareholders, the audit committee will reconsider the matter. Even if the selection of Kost Forer Gabbay & Kasierer is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in our best interests.

Principal Accounting Fees and Services

The following table sets forth, for each of the years indicated, the fees expensed by Kost Forer Gabbay & Kasierer, our independent registered public accounting firm, in each such year.

	2020	2021
	($ in thousands)
Audit Fees(1)	$295	$275
Audit-Related Fees(2)	$10	$-
Tax Fees(3)	$17	$17
All Other Fees(4)	$3	$3
Total:	$325	$295
____________

(1)
“Audit fees” include fees for services performed by our independent public accounting firm in connection with our annual audit for 2020 and 2021, fees related to the review of quarterly financial statements, fees related to our at-the-market equity offering program, follow-on offering of ordinary shares and follow-on offering of ordinary shares and warrants and fees for consultation concerning financial accounting and reporting standards.

(2)
“Audit-related fees” relate to assurance and associated services that are traditionally performed by an independent auditor, including accounting consultation and consultation concerning financial accounting, reporting standards and due diligence.

(3)
“Tax fees” include fees for professional services rendered by our independent registered public accounting firm for tax compliance, transfer pricing and tax advice on actual or contemplated transactions.

(4)	“All other fees” include fees for services rendered by our independent registered public accounting firm with respect to government incentives and other matters.

Audit Committee’s Pre-Approval Policies and Procedures

The audit committee has adopted a pre-approval policy for the engagement of our independent accountant to perform certain audit and non-audit services. Pursuant to this policy, which is designed to ensure that such engagements do not impair the independence of our auditors, the audit committee pre-approves annually a catalog of specific audit and non-audit services in the categories of audit service, audit-related service and tax services that may be performed by our independent accountants.

All engagements by us of the auditors for 2020 and 2021 were pre-approved by the audit committee.

Proposed Resolution

You are requested to adopt the following resolution:

“5. RESOLVED, that the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2022 and until the next annual meeting of shareholders be approved, and that the Board, upon recommendation of the audit committee, be authorized to fix the remuneration of said independent registered public accounting firm in accordance with the volume and nature of their services.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 6

NON-BINDING SHAREHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with Section 14A of the Exchange Act. See “Executive Compensation” above for additional information related to the compensation of the Company’s Named Executive Officers. Section 14A of the Exchange Act requires us to hold the Say-on-Pay vote at least once every three years. Following the recommendation of our shareholders at our 2020 annual meeting of shareholders, our Board has chosen to hold the Say-on-Pay vote every year.

We believe that our executive compensation is competitive within our industry, consistent with executive compensation of companies similarly sized and with similar complexities, and strongly aligned with the long‑term interests of our shareholders. Our executive compensation has been designed to promote a performance‑based culture and ensure long-term value creation by aligning the interests of our executive officers with those of our shareholders by linking a substantial portion of their compensation to the Company’s performance. The compensation committee annually reviews the compensation programs for our Named Executive Officers to ensure they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and current market practices.

As an advisory vote, this Proposal 6 is not binding upon the Company or our Board. Nevertheless, our Board and compensation committee value the opinions expressed by shareholders in their vote on this Proposal 6. Consequently, the compensation committee intends to take into account the outcome of the vote when considering future executive compensation decisions for our executive officers. The vote on this proposal relates to the overall compensation of our Named Executive Officers, as described in this Proxy Statement, pursuant to Item 402 of Regulation S-K of the SEC (namely, the compensation tables and accompanying narrative disclosures found under “Executive Compensation”).

Proposed Resolution

You are requested to adopt the following resolution:

“6. RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement relating to the 2022 Annual Meeting of Shareholders, pursuant to Item 402 of Regulation S-K of the Securities and Exchange Commission, including the compensation tables and accompanying narrative disclosures, is hereby approved in a non-binding vote.”

Vote Required

The affirmative vote of an Ordinary Majority is required to adopt the foregoing resolution.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR
INDEPENDENCE

Director Independence

See “Corporate Governance — Director Independence.”

Certain Relationships and Related Transactions

We describe below transactions and series of similar transactions which are currently proposed or to which we have been or were a party since January 1, 2020, in which (a) the amount involved exceeds or exceeded the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years and (b) any of our directors, executive officers, beneficial owners of more than 5% of our ordinary shares, or any affiliates or members of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. Although we do not have a formal written policy as to the approval of related party transactions, all related party transactions for which disclosure would be required under Item 404 of Regulation S-K are approved based on procedures under Israeli law, as is duly memorialized in the minutes of the meetings of the Board and audit committee, as applicable. For more information, see “Corporate Governance — Approval of Related Party Transactions under Israeli Law.”

Agreements with Yaskawa

On September 24, 2013, we entered into a Strategic Alliance Agreement with Yaskawa. Pursuant to the Strategic Alliance Agreement, we and Yaskawa will collaborate in the following areas, among others:

•	marketing, distribution and commercialization of our products by Yaskawa, subject to a separate distribution agreement;
•	marketing and distribution of future Yaskawa healthcare equipment products by us in the scope of our sales network; and
•	improvement and quality control of our products by applying Yaskawa’s know-how and expertise in motion control and robotics.

The Strategic Alliance Agreement also provides for the creation of a joint steering committee to meet quarterly to review, among other things, sales targets for our products by Yaskawa, opportunities for us to sell Yaskawa products, possibilities for quality improvements to our products by applying Yaskawa’s expertise and future research and development for our products. In the future, subject to any necessary regulatory clearance, we are entitled to market and sell certain of Yaskawa’s products currently under development, which consist of complementary products to the ReWalk, in the United States and Europe. While the terms of any such arrangement, including with respect to any compensation we may receive, have not yet been agreed, we expect that any such compensation would take the form of a percentage discount off of each product’s list price or another customary arrangement. The term of the agreement is ten years, but it may be terminated by either party after seven years or upon 60 days’ notice in the event of an uncured default under the agreement.

On September 24, 2013, we and Yaskawa also entered into an Exclusive Distribution Agreement which provides that Yaskawa will be our exclusive distributor in Japan, China (including Hong Kong and Macau), Taiwan, South Korea, Singapore and Thailand. In addition, (i) if we desire to sell any exoskeleton products into any regional market in the Asian and Pacific regions (other than Australia, New Zealand or India), Yaskawa will have a right of first refusal to serve as distributor in those markets, subject to an agreement on minimum purchase requirements, and (ii) if we offer pricing to any other distributor better than what we offer Yaskawa, Yaskawa will be entitled to that pricing. The initial term of the Exclusive Distribution Agreement is ten years. Either party may terminate the agreement upon 90 days’ written notice after seven years or upon an event of default under the agreement or a bankruptcy event of the other party. Through December 30, 2018, Yaskawa had paid us an aggregate of approximately $1,077,000 pursuant to the exclusive distribution agreement, $303,000 of which was paid since January 1, 2017. In connection with the closing of the first tranche of the private placement of the Investment Agreement with Timwell Corporation Limited (“Timwell”), we entered into an amendment to this Exclusive Distribution Agreement to terminate the distribution rights granted to Yaskawa in China (including Hong Kong and Macau), and in return we agreed to pay Yaskawa an amount equal to 3% of the net revenues we receive between April 1, 2018 and December 31, 2023 from the sale in China of our spinal cord injury line, but not less than an aggregate amount of $75,000. On June 25, 2020 we delivered a written notice that we would terminate this agreement at the end of the seven year term, and such termination occurred on September 24, 2020.

Investment Agreement with Timwell

Mr. Chunlin Han was a member of our Board until April 7, 2020, serving as a designee of Timwell. Mr. Han’s father controls Timwell and Mr. Han’s parents indirectly control Timwell affiliate Realcan Ambrum.

On March 6, 2018, we entered into an investment agreement (the “Investment Agreement”) for a private placement of 640,000 ordinary shares to Timwell, a Hong Kong entity, in exchange for total aggregate proceeds of $20.0 million at a price of $31.25 per share, and a joint venture framework agreement, or the JV Framework Agreement, for a related joint venture in China. For more information, see “Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Timwell Private Placement” in our 2021 Annual Report and “Part II. Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Timwell Private Placement” in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, filed with the SEC on November 10, 2020. Timwell agreed to make the investment in three separate tranches, consisting of $5.0 million for 160,000 shares in the first tranche, $10.0 million for 320,000 shares in the second tranche and $5.0 million for 160,000 shares in the third tranche. As a result of Timwell’s notification that it would not invest the second and third tranches under the Investment Agreement, on April 7, 2020, our Board removed Mr. Chunlin Han, Timwell’s designee, from the Board.

Transactions with Other Current and/or Former 5% Beneficial Owners

Since January 1, 2020, we entered into the following transactions with other shareholders who are currently 5% beneficial owners or who we believe beneficially owned at the time of such transactions or became as a result of such transactions more than 5% of our ordinary shares, based on a review of Schedule 13G filings made and Company records during such period.

Former 5% Beneficial Owners

On April 5, 2019, we sold to Intracoastal Capital, LLC and/or its affiliates (“Intracoastal”) 272,304 ordinary shares in a registered direct offering and warrants to purchase 136,152 ordinary shares with an exercise price of $5.14 per share in a concurrent private placement, at a sale price of $5.2025 per ordinary share and associated warrant.  On June 10, 2019, we sold to Intracoastal 333,334 ordinary shares in a registered direct offering and warrants to purchase 166,667 ordinary shares with an exercise price of $6.00 per share in a concurrent private placement, at a sale price of $6 per share and associated warrant. On February 10, 2020, in a follow-on public offering, we sold to Intracoastal 600,000 ordinary shares and common warrants to purchase 600,000 ordinary shares with an exercise price of $1.25 per common warrant, at a sale price of $1.25 per common unit. On July 1, 2020, we sold to Intracoastal 823,046 ordinary shares in a registered direct offering and warrants to purchase 411,523 ordinary shares with an exercise price of $1.76 per share in a concurrent private placement, at a sale price of $1.8225 per share and associated warrant.

On December 3, 2020, in a private placement, we sold to Intracoastal 871,840 ordinary shares and warrants to purchase 653,880 ordinary shares with an exercise price of $1.34 per share, at a sale price of $1.43375 per share and associated warrant. In connection with the December 3, 2020 private placement, we also entered into a registration rights agreements, dated December 3, 2020, with Intracoastal and other investors party thereto, pursuant to which we are required to prepare, file and maintain effectiveness with the SEC one or more registration statements to register for resale the ordinary shares issued outright and ordinary shares underlying the warrants, in each case, sold in such private placement, by December 18, 2020. The registration statement became effective on December 28, 2020.

On February 19, 2021, in a private placement, we sold to Intracoastal 819,112 ordinary shares and warrants to purchase 409,556 ordinary shares with an exercise price of $3.60 per share, at a sale price of $3.6625 per share and associated warrant. On September 27, 2021, in a registered direct offering, we sold to Intracoastal 2,457,004 ordinary shares and warrants to purchase 1,228,5802 ordinary shares with an exercise price of $2.00 per share, at a sale price of $2.035 per share and associated warrant.

We engaged in certain warrant exercise agreements and private placements, best efforts offerings and registered direct offerings of ordinary shares and/or warrants with a number of investors who we believe were 5% beneficial owners at the time of such transactions. These include Intracoastal, Anson Funds Management LP and/or its affiliates, Armistice Capital Master Fund Ltd. and its affiliates, CVI Investments, Inc. and its affiliates, and Sabby Volatility Warrant Master Fund, Ltd and its affiliates. For information regarding these transactions, see our Registration Statement on Form S-1 (File No. 333-254147), filed with the SEC on March 11, 2021, and our Registration Statement on Form S-3 (File No. 333-260382), filed with the SEC on October 20, 2021.

Agreements with Directors, Officers and Others

Employment Agreements

We have entered into written employment agreements with each of our executive officers. These agreements provide for notice periods of varying duration for termination of the agreement by us or by the relevant executive officer, during which time the executive officer will continue to receive base salary and benefits. We have also entered into customary non-competition, confidentiality of information and ownership of inventions arrangements with our executive officers. However, the enforceability of the noncompetition provisions may be limited under applicable law.

Options

Since our inception we have granted options to purchase our ordinary shares to our officers and certain of our directors. Such option agreements may contain acceleration provisions upon certain merger, acquisition, or change of control transactions. We describe our option plans above under “Equity Compensation Plan Information.”

Exculpation, Indemnification and Insurance

Our Articles of Association permit us to exculpate, indemnify and insure certain of our office holders to the fullest extent permitted by the Israel Companies Law. We have entered into indemnification agreements with our office holders, exculpating them from a breach of their duty of care to us to the fullest extent permitted by law and undertaking to indemnify them to the fullest extent permitted by law, subject to certain exceptions, including with respect to liabilities resulting from our IPO to the extent that these liabilities are not covered by insurance.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that the Company’s directors, executive officers and persons who own more than 10% of our outstanding ordinary shares (collectively, the “Section 16 insiders”) file with the SEC initial reports of ownership in our ordinary shares and reports of changes in ownership in our ordinary shares. Based solely on a review of reports filed during the fiscal year ended December 31, 2021 and certain of our internal records, we believe that all Section 16(a) filing requirements applicable to our directors, officers and greater than 10% beneficial owners were satisfied on a timely basis, except for (i) one Form 4 filed late by Wayne B. Weisman on November 19, 2021 and (ii) one Form 4 filed late by Jeff Dykan on November 19, 2021, each of which was filed late due to administrative error.

SHAREHOLDER PROPOSALS

Included in this proxy statement are three separate shareholder proposals that have been submitted by Creative Value Capital Limited Partnership (“CVC”), a shareholder of the Company, pursuant to our Articles of Association and the Israel Companies Law. CVC has informed us that it owns 1,826,000 of our ordinary shares, representing approximately 3% of our outstanding ordinary shares as of the time of its Proposal Request (as defined in our Articles of Association).  CVC has not filed a Schedule 14N with the SEC pursuant to Rule 14a-18 of the Exchange Act, and therefore, any information required to be included herein pursuant to Item 7(d) of Schedule 14A, as it relates to CVC and the Shareholder Nominees, has been omitted from this Proxy Statement. All statements contained in the following Proposals 7 – 9, including biographical information for the Shareholder Nominees, have been provided by and are the sole responsibility of CVC.  We will provide the names, addresses, and shareholdings (to our knowledge) of the proponents of any shareholder proposal upon written request made to our Director of Finance at 3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel, or by facsimile to +972-4-959-0125.

For the reasons set forth below, our Board unanimously recommends a vote “AGAINST” each of the following Proposals 7 – 9.

PROPOSAL 7

SHAREHOLDER PROPOSAL – ELECTION OF CLASS II DIRECTORS

          The Company received from CVC a proposal to elect the following Shareholder Nominees at the Meeting:

Shareholder Nominees

Hadar Levy, 49.

Occupation over the last five years: Vice President, Deputy General Manager – Finance and General Manager, Brainsway North America.

Education: Certified Public Accountant, BA Economics and Accounting, LLM Law.

Ronen Grossman, 43.

Occupation over the last five years: Managing Partner of Magna, which manages marketing and distribution channels for medical devices in more than 40 countries.

Education: BA in Business Administration, concentration in Finance, Reichman University.

The Shareholder Nominees have consented to their inclusion in our proxy statement and proxy card and, if elected, have consented to serve on our Board.

Shareholder Resolutions

Shareholders are being asked to consider the adoption of the following resolutions:

“7.a. RESOLVED, that Mr. Hadar Levy be elected as a Class II director, to serve until the 2025 annual meeting of shareholders and until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759‑1999”; and

“7.b. RESOLVED, that Mr. Ronen Grossman be elected as a Class II director, to serve until the 2025 annual meeting of shareholders and until his successor has been elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759‑1999”.

 Vote Required

At the Meeting, shareholders will be asked to elect three (3) out of the five (5) nominees set forth in Proposals 1 and 7 to serve as Class II directors of the Company, each to serve until the 2025 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law. A nominee must receive the affirmative vote of an Ordinary Majority. In the event that more than three (3) nominees proposed in Proposals 1 and 7 receive the affirmative vote of an Ordinary Majority, the three (3) nominees who receive the highest number of affirmative votes in favor of their election will be elected to serve as Class II directors.  Shareholders will be permitted to vote for more than three (3) nominees on the proxy card, but are encouraged to only vote “FOR” their top three (3) nominees to fill the three seats open for election at the Meeting.

Board Recommendation

Our Board strongly believes that it would be against the best interests of the Company and its shareholders to approve the foregoing resolutions and elect either of the Shareholder Nominees. Electing one or both of the Shareholder Nominees would preclude one or more of the ReWalk Nominees from being elected as a Class II director at the Meeting.

Each of the ReWalk Nominees are not only well qualified to serve on our Board, with all three having significant experience within our industry as described in more detail in their biographies above, but are also intimately familiar with our operations and our short- and long-term objectives:

As our CEO, we believe Mr. Jasinki’s presence on the Board is invaluable as it allows for a strong collaboration between the Board and management, and permits the Board to remain fully informed of management’s activities.  In addition, Mr. Jasinski is the only Board member who has successfully lead multiple research and development initiatives, including during his tenure at Boston Scientific Corporation where he served as R&D Director, among other roles, and later as CEO of Cortek, Inc. and Soteira, Inc., before joining the Company in 2012.  Importantly, Mr. Jasinski also serves as the Company’s lead representative with CMS and the Medical Device Manufacturers Association (“MDMA”).  In this role, Mr. Jasinski is responsible for the Company’s most important presentations and requests for expanded coverage to these agencies, in addition to actively engaging with representatives of the U.S. Congress.  The Company’s engagement and efforts with CMS and MDMA has been a multiyear process, with final decisions on certain matters expected in 2022.  Our Board believes Mr. Jasinski’s continued leadership is critical to a favorable outcome from these agencies.

Further, Dr. Poduska’s background and technical expertise in computer science is critical, in our opinion, to helping the Company execute on our business plan, given the importance of software development to our product offerings. Dr. Poduska is our only Board member with a technical background in computer science, having earned a Doctor of Science from MIT, and he has also served on the board of directors and in management roles at numerous computer and software companies.  Our robotic exoskeletons are highly technical products driven by software, sensors and batteries.  Our Board believes Dr. Poduska’s insight into and understanding of our technology, coupled with his education and decades of technical experience, makes him an invaluable member our Board.

Finally, Ms. Richner, who joined the Board in October of 2020, has been instrumental in guiding the Company through its recent coverage and reimbursement efforts, including serving as the Company’s key contact with CMS.  Ms. Richner has over thirty years of experience in health care policy, reimbursement and economics, and during the course of her career has cultivated an extensive network both within CMS, including with its top leadership, and in Washington D.C. generally. In addition, among her other significant contributions (see the section above entitled “Corporate Governance – Nominating and Corporate Governance Committee for more information on the diversity of our directors), Ms. Richner is a diverse director who contributes to the diversity of the Board. For these reasons, our Board believes it critical to the success of the Company that Ms. Richner remain a director.

We believe we have a strong Board with the right mix of essential skills and relevant experience to oversee and drive forward our efforts to expand coverage for our life-changing technologies and implement broader commercialization of our pipeline. At least annually, our Board, through the nominating and corporate governance committee, undertakes an in-depth assessment of the current skills and relevant qualifications of our current directors, in addition to the Board’s overall performance.  Each director is asked to complete a detailed skills assessment matrix as well as an evaluation of the performance of our Board, which is then reviewed and evaluated by the nominating and corporate governance committee, which prepares a report on its assessment of each current director and our Board’s overall performance for presentation to the full Board.  The skills matrix has been developed by our Board, through the nomination and corporate governance committee, to identify the skills needed for continuing membership on our Board and to assist it in evaluating potential director candidates.

In connection with this annual evaluation, the nominating and corporate governance committee also considers the current composition of our Board. To the extent that such assessment reveals a lack of expertise on our Board in a specific area of importance to the Board, our Board at that time will consider its composition further, including whether to expand our Board to include additional directors with such expertise, or whether any director’s performance is detrimental to the effective functioning of our Board, and the appropriate remediation actions to take in such a situation, if any.  Further, Board refreshment is an ongoing focus for our Board, as demonstrated by the April 2022 appointment of Joseph E. Turk, Jr. and the October 2020 appointment of Ms. Richner.

We value the views of our shareholders and have maintained an open dialogue with CVC, as we do with all shareholders. As we have expressed to CVC, we are confident that we have the right strategy and the right team to guide us through this pivotal chapter. Our Board reviewed the credentials of the Shareholder Nominees in a good-faith effort to assess if either might be qualified to be part of our ongoing Board refreshment process, and determined that electing either of the Shareholder Nominees would not be in the best interests of the Company and our shareholders.  As described above, our Board has a very rigorous refreshment process focused on identifying specific experience needs, aimed at building a well-rounded Board with a balance of requisite competencies and expertise. In addition, CVC has only provided the Company with limited details regarding the experience and background of these candidates, and there is nothing in the information we have been provided that suggests to us that either of the Shareholder Nominees have sufficient knowledge of or expertise with (i) the market for wearable robotic exoskeletons or (ii) the reimbursement and coverage landscape in which we operate internationally to contribute meaningfully to our Board. In addition, the Shareholder Nominees appear to have either no or limited experience with companies that are publicly traded in the United States. Likewise, despite our request, we have not received any supplemental information from CVC to help explain why either of the Shareholder Nominees would be better qualified to serve as directors than the ReWalk Nominees nor have we received any explanation as to why these particular Shareholder Nominees have been selected by CVC.  Further, neither CVC nor the Shareholder Nominees have provided us with any plans, strategies or suggestions to create shareholder value.

In addition, CVC has made no good faith attempt to work constructively with our Board, nor has it provided us with any suggestions for improving our business or any other insight into how its nominees would enhance our Board or create value for shareholders. As a result, our Board cannot and does not endorse either of the Shareholder Nominees.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THE ADOPTION OF EACH OF THE FOREGOING RESOLUTIONS.

PROPOSAL 8

SHAREHOLDER PROPOSAL – APPROVAL OF AN AMENDMENT TO THE COMPANY’S
ARTICLES OF ASSOCIATION TO DECLASSIFY THE BOARD OF DIRECTORS AND
REMOVE CERTAIN SUPERMAJORITY VOTE PROVISIONS FOR DIRECTOR REMOVAL
IMMEDIATELY FOLLOWING THE MEETING

The Company received from CVC the following proposal to approve an amendment to the Company’s Articles of Association to declassify the Board and remove certain supermajority vote provisions for director removal immediately following the Meeting:

Shareholder Proposal to Amend our Articles of Association

CVC is proposing to amend Articles 25 and 35 of our Articles of Association as described below, which if approved, will have the effect of declassifying our Board immediately following the Meeting.  If approved, each of the nominees included in this Proxy Statement that are properly elected to our Board as a Class II director, will, instead of holding office for a three-year term expiring at the 2025 annual general meeting of shareholders, serve only a one year term expiring at the 2023 AGM.  In addition, the terms of our Class I and Class III directors will expire at the 2023 AGM.  Going forward, all directors and future nominees elected by our shareholders to serve on our Board will serve one-year terms ending at the following annual general meeting of shareholders.  In addition, any director appointed to fill a vacancy, whether as a result of the resignation or removal of an existing director, or as a result of an increase in the size of our Board, will serve from the time of their appointment until the Company’s next annual general meeting of shareholders.

In addition to the immediate declassification of our Board, if approved, the amendments to our Articles of Association would also eliminate the supermajority threshold (65%) for removal of a director at the annual general meeting of shareholders in favor of a simple majority threshold, and would also remove the supermajority threshold (65%) for any future revisions to Section 35 once restated.

The proposed amendments to Articles 25 and 35 of our Articles of Association are as follows (additions are underlined, deletions are struck through):

“25(a). ~~Subject to Article 35(a), unless~~ Unless otherwise indicated herein or required by applicable law any Shareholders Resolution shall be deemed adopted if approved by an Ordinary Majority, including without limitation, a Merger of the Company or an amendment to these Articles, to the extent permitted by applicable law.”

“35.  ~~(a)  Other than External Directors, the directors will be elected in three staggered classes by the vote of a majority of the ordinary shares present and entitled to vote.  The directors of only one class will be elected at each annual meeting for a three year term, so that the regular term of only one class of directors expires annually. The directors serving as of the date these Articles become effective will be classified as shall be determined by a resolution of the Board. At the Company's Annual General Meeting to be held in 2015, the term of the first class, consisting of three (3) directors will expire, and the directors elected at that meeting will be elected for a three-year term.  At the Company's Annual General Meeting to be held in 2016, the term of the second class, consisting of three (3) directors, will expire and the directors elected at that meeting will be elected for a three-year term. At the Company's Annual General Meeting to be held in 2017, the term of the third class, consisting of three (3) directors, will expire and the director elected at that meeting will be elected for a three-year term. The External Directors will not be assigned a class.~~

~~If the number of directors constituting the Board is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case will a decrease in the number of directors constituting the Board shorten the term of any incumbent director.~~

~~The provisions of this Article 35(a) may not be amended without a resolution of the general meeting of the Company approved by shareholders holding 65% or more of the voting power of the issued and outstanding share capital of the Company.~~

~~(b)  Subject to subsection (a), each Director shall be elected by a Shareholders Resolution at the Annual General Meeting by the vote of the holders of a simple majority of the voting power represented at such meeting in person or by proxy and voting on such election. .~~

~~(c)  Notwithstanding the provisions of subsection (a), External Directors shall be elected in accordance with the Companies Law.  An elected External Director shall commence his term from the date of, and shall serve for the period stated in, the resolution of the General Meeting at which he was elected, unless his office becomes vacant earlier in accordance with the provisions of the Companies Law.~~
~~(d)  A Director may serve for multiple terms, provided, however, that the terms of an External Director shall be limited in accordance with applicable law.~~

~~(e)  The General Meeting shall be entitled to remove any Director(s) from office by a Shareholder Resolution approved by Shareholders holding 65% or more of the voting power of the issued and outstanding share capital of the Company, subject to applicable law. The Board of Directors shall be entitled to remove from office any Director(s) appointed by the Board of Directors.~~

Directors in the company will be elected by a resolution of the general meeting by ordinary majority of the shareholders.

Each director who was elected will serve as a board member until the next annual general meeting.

The service of any director will be expired in the date of the annual general meeting unless the annual general meeting has decided, by ordinary majority, to reappoint him to a new period of service.

Notwithstanding that stated above, the general meeting is entitled at any time to remove a director from his position prior to the end of his period of service, and provided that the director is granted a reasonable opportunity to present his position before the general meeting.”

Shareholder Resolutions

Shareholders are being asked to consider the adoption of the following resolutions:

“8. RESOLVED, to approve the amendment to the Articles of Association of the Company as set forth in the Proxy Statement to declassify the Board and remove certain supermajority provisions for director removal immediately following the Meeting.”

 Vote Required

The affirmative vote of at least 65% of the voting power of our ordinary shares issued and outstanding is required to adopt the foregoing resolution.

Board Recommendation

Our Board strongly believes that it would be against the best interests of the Company and its shareholders to approve the foregoing resolution.  The Board is committed to supporting the long-term interests of all shareholders. Our classified board structure is designed to promote continuity and stability of leadership to ensure that, at all times, a majority of our directors have prior experience with, and knowledge of, the Company’s operations and strategy. This consistency is critical given that the Company is approaching a pivotal moment in achieving broader reimbursement for our technologies.

The Company operates in a highly regulated industry in multiple international jurisdictions, which requires extensive knowledge of applicable regulation and of the general insurance and reimbursement landscape within the countries in which we operate. By their nature, our research and development and commercialization activities require several years of advanced planning and operational coordination, especially at the Board level. Therefore, successful management of the Company requires continuity with regard to decision making necessary for long-term strategic planning and responsiveness to a continually changing regulatory environment.

Further, we believe that retaining the supermajority threshold (65%) for changes to our Board structure helps promote the continuity and long-term stability of our Board by posing a significant barrier to potential attempts by a single shareholder or group of shareholders acting in concert to obtain a majority control over our Board at a single meeting of shareholders, if such an effort would not be in the best interest of our shareholders.

The current classified board structure allows our directors to focus on the long-term interests of the Company and of all its shareholders. The classified board prevents a party from taking control of the Company through a single annual general meeting. This prevents a potential unsolicited bidder from taking advantage of short-term dislocations in value to mount an opportunistic bid, should the Board determine that the bid is not in the best interests of shareholders. A classified board does not preclude a takeover, but rather encourages potential acquirers to initiate arms-length negotiations with seasoned directors and provides our Board with the time and flexibility necessary to evaluate the adequacy and fairness of a proposed offer, consider alternative methods of maximizing shareholder value, protect shareholders against abusive tactics during a takeover process, and, as appropriate negotiate the best possible return for all shareholders.

Our nominating and corporate governance committee and our Board regularly reviews and discusses the Company’s corporate governance policies and practices, including the classified board structure.  If in the future the Board determines that a declassified board of directors would benefit the Company’s shareholders, it will propose such an amendment to our shareholders.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THE ADOPTION OF THE FOREGOING RESOLUTION.

PROPOSAL 9

SHAREHOLDER PROPOSAL – REMOVAL OF THREE OF THE COMPANY’S DIRECTORS

The Company received from CVC the following proposal to remove three of the Company’s current directors from their service on the Board, Jeff Dykan, Yohanan Engelhardt and Yasushi Ichiki, immediately following the Meeting:

Shareholder Proposal to Remove Three Current Directors Immediately Following the Meeting

CVC is proposing that shareholders vote to remove three current directors from their service on the Board immediately following the Meeting.  If approved, our Board would then be permitted to take any action with respect to those vacancies as permitted under the Company’s Articles of Association and in accordance with the Israel Companies Law, including seeking new candidates for appointment to the Board or reducing the size of the Board to remove such vacancies.

Shareholder Resolutions

Shareholders are being asked to consider the adoption of the following resolutions:

“9. RESOLVED, that each of Mr. Jeff Dykan, Mr. Yohanan Engelhardt and Mr. Yasushi Ichiki be removed as a director of the Company, effective immediately.”

Vote Required

The affirmative vote of at least 65% of the voting power of our ordinary shares issued and outstanding is required to adopt the foregoing resolution.

Board Recommendation

Our Board strongly believes that it would be against the best interests of the Company and its shareholders to approve the foregoing resolution.  Each of Messrs. Dykan, Engelhardt and Ichiki are not only well qualified to serve on our Board, with all three having significant experience within our industry as described in more detail in their biographies above, but are also intimately familiar with our operations and our short and long term objectives. CVC has provided no explanation as to why it believes it would be good for our Company to remove these directors from our Board, including the Chairman of our Board.

Furthermore, Messrs. Dykan and Ichiki received significant support from our shareholders at last year’s annual general meeting of shareholders, at which they were each re-elected as directors of the Company for three year terms expiring at the annual general meeting of shareholders in 2024, and Mr. Engelhardt received significant support for his re-election at our 2020 annual meeting of shareholders.  Our Board believes that the removal of any of our directors is an extreme and last resort measure that should be reserved only for cases of serious misconduct or other unacceptable behaviors that deviate from the Company’s core values and Code of Business Conduct and Ethics, neither of which apply to Messrs. Dykan, Engelhardt or Ichiki, supported by the fact that CVC has provided no basis for their respective removals.  Therefore, the Board considers this proposal to be both without merit and a serious deterrence to the Company’s best interests.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THE ADOPTION OF THE FOREGOING RESOLUTION.

REVIEW OF THE COMPANY’S FINANCIAL STATEMENTS FOR 2021

At the Meeting, the Board will provide a management report which will include a discussion of the Company’s consolidated financial statements for the year ended December 31, 2021. This item does not require a vote of the Company’s shareholders.

PROPOSALS OF SHAREHOLDERS AT 2023 ANNUAL MEETING

Shareholder proposals intended to be included in our proxy materials for and voted on at our 2023 annual general meeting of shareholders (“2023 AGM”) pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must be received on or before February 23, 2023, by us at our principal executive offices located at ReWalk Robotics Ltd., 3 Hatnufa Street, Floor 6, P.O.B. 161, Yokneam Ilit 2069203, Israel, Attention: Principal Financial Officer. Rule 14a-8 and other SEC proxy regulations govern the submission of shareholder proposals and our consideration of them for inclusion in the proxy materials for the 2023 AGM.

Additionally, pursuant to the requirements of Israeli law and our Articles of Association, any shareholder of ReWalk who intends to present a proposal at the 2023 AGM (including to nominate a director candidate not named in such proxy statement) outside the procedures in Rule 14a-8 must hold at least 1% of our outstanding voting power. Proposals must be received by us on or before February 23, 2023. However, if the date of the 2023 AGM changes by more than 30 calendar days before or after July 27, 2023, we must receive the written proposal by the earlier of (i) the seventh calendar day after the day on which we call and provide notice of the 2023 AGM and (ii) the fourteenth calendar day after the day on which we first publicly disclose the 2023 AGM. All shareholder proposals must be sent to ReWalk Robotics Ltd., 3 Hatnufa Street, Floor 6, P.O.B. 161, Yokneam Ilit 2069203, Israel, Attention: Principal Financial Officer, be appropriate for consideration by shareholders at a meeting, and be made in the manner set forth in Article 22(c) of our Articles of Association and in accordance with the provisions of the Israel Companies Law. Shareholder proposals for the nomination of directors must also include certain additional information, the consent of the proposed director nominee(s) to serve as our director(s) if elected and a declaration signed by the nominee(s) declaring that (i) there is no limitation under the Israel Companies Law preventing the election of the nominees(s) and (ii) all of the information that is required to be provided to us in connection with such election under the Israel Companies Law and under our Articles of Association has been provided. In addition, shareholders who wish to submit director nominee proposals for inclusion in our proxy materials must comply with the requirements of Rule 14a-18 of the Exchange Act, including the filing of a Schedule 14N, in order to have their nominees included in our proxy materials for the 2023 AGM. The foregoing provisions do not affect a shareholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8, as cited in the paragraph above.

OTHER BUSINESS

The Board knows of no other matter to come before the Meeting. However, if any matters requiring a vote of the shareholders arise, it is the intention of the persons named in the attached form of proxy to vote such proxy in accordance with their best judgment, including any matters or motions dealing with the conduct of the Meeting to the extent permitted under Rule 14a-4(c) of the Exchange Act.

Your prompt action is required to vote. Therefore, whether or not you expect to attend the Meeting, please complete and sign a form of proxy and return it to us, so that it is received at our offices no later than 10:00 a.m. (Eastern Time) on Tuesday, July 26, 2022.

ADDITIONAL INFORMATION

Householding of Proxies

As permitted under the federal securities laws, we or brokers holding shares on behalf of our shareholders will send a single set of our proxy materials, including this Proxy Statement and our 2021 Annual Report, to multiple shareholders sharing an address who have requested that we mail them such materials. Each such shareholder will continue to receive a separate proxy card or voting instruction card and will retain a separate right to vote on all matters presented at the Meeting. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Once a shareholder receives notice from the shareholder’s broker or from us that communications to the shareholder’s address will be “householded,” householding will continue until the shareholder is notified or until the shareholder provides contrary instructions. Shareholders whose households have received a single set of our proxy materials but who would like to receive additional copies of the materials may contact our transfer agent, American Stock Transfer & Trust Company, LLC, by telephone at 1-800-937-5449 or by mail at 6201 15th Avenue, Brooklyn, N.Y. 11219, and we will promptly deliver additional copies. Shareholders who do not wish to participate in “householding” and would like to receive their own sets of our proxy statement in future years, or who share an address with another shareholder of the Company and who would like to receive only a single set of our proxy statements should follow the instructions below.

•
Shareholders whose shares are registered in their own name should contact American Stock Transfer & Trust Company by telephone at 1-800-937-5449 or by mail at 6201 15th Avenue, Brooklyn, N.Y. 11219, and inform it of their request; and

•	Shareholders whose shares are held by a broker or other nominee should contact the broker or other nominee directly and inform them of their request.

2021 Annual Report

Our 2021 Annual Report is being mailed concurrently with this Proxy Statement. Our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Form 10-K”), which includes the disclosures about our business and audited financial statements and related footnotes in our 2021 Annual Report along with certain exhibits omitted from the 2021 Annual Report, is available at our website at http://ir.rewalk.com. Upon written request by any shareholder to our Director of Finance at 3 Hatnufa Street, Floor 6, Yokneam Ilit 2069203, Israel, we will furnish, without charge, a copy of our 2021 Form 10-K and any other information incorporated herein by reference as required by SEC rules. The Company’s copying costs will be charged if exhibits to our 2021 Form 10-K are requested.

Cost and Method of Solicitation

We will pay the cost of soliciting proxies and may make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to beneficial owners of our ordinary shares. We will reimburse these third parties for reasonable out-of-pocket expenses. In addition to solicitation by mail, our directors, executive officers and other employees may solicit proxies by telephone, electronic transmission and personally. Our directors, executive officers and other employees will not receive compensation for such services other than regular non-employee director or employee compensation.  As a result of the shareholder proposals submitted to us by CVC, we will incur additional costs in connection with our solicitation of proxies. We have engaged Morrow Sodali to assist us in soliciting proxies for a fee estimated not to exceed $85,000.

The information set forth in this section is, and should be construed, as a “pre-announcement notice” of the 2023 AGM in accordance with Rule 5C of the Israeli Companies Regulations (Notice of General and Class Meetings in a Public Company), 2000, as amended.

By Order of the Board of Directors, Jeff Dykan Chairman of the Board of Directors

Appendix A

REWALK ROBOTICS LTD.
AMENDED AND RESTATED 2014 INCENTIVE COMPENSATION PLAN

ReWalk Robotics Ltd., an Israeli corporation (the “Company”), has adopted the ReWalk Robotics Ltd. Amended and Restated 2014 Incentive Compensation Plan (as subsequently amended, restated, amended and restated or otherwise modified, the “Plan”) for the benefit of non-employee directors of the Company and officers and eligible employees and consultants of the Company and any Affiliates (as each term is defined below), as follows:

ARTICLE I.
ESTABLISHMENT; PURPOSES; AND DURATION

1.1. Establishment of the Plan. The Company hereby establishes this incentive compensation plan to be known as the “Amended and Restated ReWalk Robotics Ltd. 2014 Incentive Compensation Plan,” as set forth in this document. The Plan permits the grant of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Dividend Equivalents and Cash-Based Awards. The Plan shall become effective upon the date of its adoption by the Board (the “Effective Date”), provided that within twelve (12) months after the date the Plan is adopted by the Board, the Plan is approved by the holders of a majority of the outstanding Shares which are present and voted at a meeting, or by written consent in lieu of a meeting; provided further that no Award shall be exercisable or vested until such shareholder approval, and if the Plan is not so approved by the Company’s shareholders on or before the last day of such twelve (12)-month period, the Plan and any Awards previously granted shall thereupon be automatically canceled and deemed to have been null and void ab initio. The Plan shall remain in effect as provided in Section 1.3.

1.2. Purposes of the Plan. The purposes of the Plan are to provide additional incentives to non-employee directors of the Company and to those officers, employees and consultants of the Company and Affiliates, whose substantial contributions are essential to the continued growth and success of the business of the Company and the Affiliates, in order to strengthen their commitment to the Company and the Affiliates, and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company and to further align the interests of such non-employee directors, officers, employees and consultants with the interests of the shareholders of the Company. To accomplish such purposes, the Plan provides that the Company may grant Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, Dividend Equivalents and Cash-Based Awards.

1.3. Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article XV, until all Shares subject to it shall have been delivered, and any restrictions on such Shares have lapsed, pursuant to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after ten (10) years from the Effective Date.

ARTICLE II.
DEFINITIONS

Certain terms used herein have the definitions given to them in the first instance in which they are used. In addition, for purposes of the Plan, the following terms are defined as set forth below:

2.1. “Affiliate” means (i) any Subsidiary; (ii) any Person that directly or indirectly controls, is controlled by or is under common control with the Company; and/or (iii) to the extent provided by the Committee, any Person in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.

2.2. “Applicable Exchange” means the New York Stock Exchange, NASDAQ Stock Market or such other securities exchange as may at the applicable time be the principal market for the Shares.

2.3. “Applicable Law” means any applicable law, rule, regulation, statute, pronouncement, policy, interpretation, judgment, order or decree of any federal, provincial, state or local governmental, regulatory or adjudicative authority or agency, of any jurisdiction, and the rules and regulations of any stock exchange or trading system on which the Shares are then traded or listed.

2.4. “Award” means, individually or collectively, a grant under the Plan of Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Cash-Based Awards, Other Stock-Based Awards and Dividend Equivalents.

2.5. “Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. Subject to compliance with Applicable Law, the Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.6. “Beneficial Ownership” (including correlative terms) shall have the meaning given such term in Rule 13d-3 promulgated under the Exchange Act.

2.7. “Board” or “Board of Directors” means the Board of Directors of the Company.

2.8. “Cash-Based Award” means an Award, whose value is determined by the Committee, granted to a Participant, as described in Article XI.

2.9. “Cause” means, unless otherwise provided in an Award Agreement, any of the following: (a) any fraud, embezzlement or felony or similar act by the Participant (whether or not related to Participant’s relationship with the Company or any of its Affiliates); (b) an act of moral turpitude by the Participant, or any act that causes significant injury to the reputation, business, assets, operations or business relationship of the Company or an Affiliate; (c) any breach by the Participant of an agreement between the Company or any Affiliate and the Participant, including, without limitation, breach of confidentiality, non-competition or non-solicitation covenants, or of any duty of the Participant to the Company or any Affiliate thereof; (d) in case of an Employee, performance by an Employee of any act that entitles the Company or an Affiliate (as applicable) to dismiss him without paying him any or partial severance pay in connection with such dismissal under Applicable Law; or (e) any circumstances that constitute grounds for termination for cause as defined under the Participant’s employment, consulting or service agreement with the Company or Affiliate, to the extent applicable.

2.10. “Change of Control” means the occurrence of any of the following:

(a) an acquisition in one transaction or a series of related transactions (other than directly from the Company or pursuant to Awards granted under the Plan or compensatory options or other similar awards granted by the Company) by any Person of any Voting Securities of the Company, immediately after which such Person has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change of Control has occurred pursuant to this Section 2.10(a), Voting Securities of the Company which are acquired in a Non-Control Acquisition shall not constitute an acquisition that would cause a Change of Control;

                 (b) Any time at which individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(c) the consummation of any merger, consolidation, recapitalization or reorganization involving the Company unless:

(i) the shareholders of the Company, immediately before such merger, consolidation, recapitalization or reorganization, own, directly or indirectly, immediately following such merger, consolidation, recapitalization or reorganization, more than fifty percent (50%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization (the “Company Surviving Corporation”) in substantially the same proportion as their ownership of the Voting Securities of the Company immediately before such merger, consolidation, recapitalization or reorganization; and

(ii) the individuals who were members of the Board immediately prior to the execution of the agreement providing for such merger, consolidation, recapitalization or reorganization constitute at least a majority of the members of the board of directors of the Company Surviving Corporation, or a corporation Beneficially Owning, directly or indirectly, a majority of the voting securities of the Company Surviving Corporation, and

(iii) no Person, other than (A) the Company, (B) any Related Entity, (C) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation, recapitalization or reorganization, was maintained by the Company, the Company Surviving Corporation, or any Related Entity or (D) any Person who, together with its Affiliates, immediately prior to such merger, consolidation, recapitalization or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities of the Company, owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Company Surviving Corporation’s then outstanding Voting Securities (a transaction described in clauses (b)(i) through (b)(iii) above is referred to herein as a “Non-Control Transaction”); or

(d) any sale, lease, exchange, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets or business of the Company to any Person (other than (A) a transfer or distribution to a Related Entity, or (B) a transfer or distribution to the Company’s shareholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the then outstanding Voting Securities of the Company as a result of the acquisition of Voting Securities of the Company by the Company which, by reducing the number of Voting Securities of the Company then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and (1) before such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities of the Company in a related transaction or (2) after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any new or additional Voting Securities of the Company which in either case increases the percentage of the then outstanding Voting Securities of the Company Beneficially Owned by the Subject Person, then a Change of Control shall be deemed to occur.

Solely for purposes of this Section 2.10, (1) “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with, such Person, and (2) “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. Any Relative (for this purpose, “Relative” means a spouse, child, parent, parent of spouse, sibling or grandchild) of an individual shall be deemed to be an Affiliate of such individual for this purpose. None of the Company or any Person controlled by the Company shall be deemed to be an Affiliate of any holder of Shares.

2.11. “Committee” means the Compensation Committee of the Board of Directors or a subcommittee thereof, or such other committee designated by the Board to administer the Plan.

2.12. “Company Surviving Corporation” has the meaning provided in Section 2.10(c)(i).

2.13. “Consultant” means a consultant, advisor or independent contractor who is a natural person and who performs services for the Company or an Affiliate in a capacity other than as an Employee or Director (or who is a personal services company that is wholly owned by such a service provider, or the equivalent thereof, as determined by the Committee in its discretion).

2.14. “Director” means any individual who is a member of the Board of Directors of the Company and/or any Affiliate.

2.15. “Disability” means the inability of a Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as determined by a medical doctor satisfactory to the Committee.

2.16. “Disaffiliation” means an Affiliate’s ceasing to be an Affiliate for any reason (including as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Affiliate) or a sale of a division of the Company or an Affiliate.

2.17. “Dividend Equivalents” means the equivalent value (in cash or Shares) of dividends that would otherwise be paid on the Shares subject to an Award but that have not been issued or delivered, as described in Article X.

2.18. “Effective Date” shall have the meaning ascribed to such term in Section 1.1.

2.19. “Employee” means any person designated as an employee of the Company and/or an Affiliate on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company or an Affiliate as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company and/or an Affiliate without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company and/or an Affiliate during such period. For the avoidance of doubt, a Director who would otherwise be an “Employee” within the meaning of this Section 2.19 shall be considered an Employee for purposes of the Plan.

2.20. “Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.21. “Fair Market Value” means, if the Shares are listed on a national securities exchange, as of any given date, the closing price for a Share on such date on the Applicable Exchange, or if Shares were not traded on the Applicable Exchange on such measurement date, then on the next preceding date on which Shares are traded, all as reported by such source as the Committee may select. If the Shares are not listed on a national securities exchange, Fair Market Value shall be determined by the Committee in good faith.

2.22. “Fiscal Year” means the calendar year, or such other consecutive twelve-month period as the Committee may select.

2.23. “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article VII.

2.24. “Grant Price” means the price established at the time of grant of a SAR pursuant to Article VII, used to determine whether there is any payment due upon exercise of the SAR.

2.25. “Insider” means an individual who is, on the relevant date, an officer, director or ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Committee in accordance with Section 16 of the Exchange Act.

2.26. “New Employer” means, after a Change of Control, a Participant’s employer, or any direct or indirect parent or any direct or indirect majority-owned subsidiary of such employer.

2.27. “Non-Control Acquisition” means an acquisition (whether by merger, stock purchase, asset purchase or otherwise) by (a) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company or (ii) any corporation or other Person of which fifty percent (50%) or more of its total value or total voting power of its Voting Securities or equity interests is owned, directly or indirectly, by the Company (a “Related Entity”); (b) the Company or any Related Entity; (c) any Person in connection with a Non-Control Transaction; or (d) any Person that owns, together with its Affiliates, Beneficial Ownership of fifty percent (50%) or more of the outstanding Voting Securities of the Company on the Effective Date.

2.28. “Non-Control Transaction” shall have the meaning provided in Section 2.10(c).

2.29. “Non-Employee Director” means a Director who is not an Employee.

2.30. “Notice” means notice provided by a Participant to the Company in a manner prescribed by the Committee.

2.31. “Option” or “Stock Option” means a Stock Option, as described in Article VI.

2.32. “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.33. “Other Stock-Based Award” means an equity-based or equity-related Award described in Section 9.1, granted in accordance with the terms and conditions set forth in Article IX.

2.34. “Participant” means any eligible individual as set forth in Article V who holds one or more outstanding Awards.

2.35. “Period of Restriction” means the period of time during which Shares of Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture, or, as applicable, the period of time within which performance is measured for purposes of determining whether such an Award has been earned, and, in the case of Restricted Stock, the transfer of Shares of Restricted Stock is limited in some way, in each case in accordance with Article VIII.

2.36. “Person” means “person” as such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act, including any individual, corporation, limited liability company, partnership, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity or any group of persons.

2.37. “Restricted Stock” means an Award granted to a Participant pursuant to Article VIII.

2.38. “Restricted Stock Unit” means an Award, whose value is equal to a Share, granted to a Participant pursuant to Article VIII.

2.39. “Rule 16b-3” means Rule 16b-3 under the Exchange Act, or any successor rule, as the same may be amended from time to time.

2.40. “SEC” means the Securities and Exchange Commission.

2.41. “Securities Act” means the Securities Act of 1933, as it may be amended from time to time, including the rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.42. “Share” means an ordinary share, par NIS 0.01 each (including any new, additional or different stock or securities resulting from any change in corporate capitalization as listed in Section 4.3).

2.43. “Stock Appreciation Right” or “SAR” means an Award, granted as a Freestanding SAR or in connection with a related Option (a “Tandem SAR”), designated as an SAR, pursuant to the terms of Article VII.

2.44. “Subject Person” has the meaning provided in Section 2.10.

2.45. “Subplan” means additional incentive compensation plans as may be established by the Board within the parameters and in accordance with the overall terms and provisions of the Plan as may be needed to facilitate local administration of the Plan in any jurisdiction in which the Company or an Affiliate operate in and to conform the Plan to the legal requirements of any such jurisdiction or to allow for favorable tax treatment under any applicable provision of tax law, including, without limitation, Appendix A – Israel, Appendix B – United States, enclosed hereto and other appendices that may be enclosed to this Plan.

2.46. “Subsidiary” means any present or future corporation which is or would be a subsidiary of the Company as determined by the Committee.

2.47. “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, options or other awards previously granted, or the right or obligation to grant future options or other awards, by a company acquired by the Company and/or an Affiliate or with which the Company and/or an Affiliate combines, or otherwise in connection with any merger, consolidation, acquisition of property or stock, or reorganization involving the Company or an Affiliate.

2.48. “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article VII.

2.49. “Termination” means the termination of the applicable Participant’s employment with, or performance of services for, the Company or any Affiliate under any circumstances, including, without limitation, termination by resignation, discharge, death, disability, and retirement. Unless otherwise determined by the Committee, a Termination shall not be considered to have occurred in the case of: (i) sick leave; (ii) military leave; (iii) any other bona fide leave of absence approved by the Committee; (iv) changes in status from Director to advisory director; (v) transfers between locations of the Company or between or among the Company and/or an Affiliate or Affiliates, including, whenever there was a termination of employment or service of Participant and simultaneous reemployment (or commencement of service or employment) or continuing employment or service of a Participant by the Company or any Affiliate; or (vi) if so determined by the Committee, any change in status between service as an Employee, Director or Consultant if such individual continues to perform bona fide services for the Company or an Affiliate. A Participant employed by, or performing services for, an Affiliate or a division of the Company or of an Affiliate shall be deemed to incur a Termination if, as a result of a Disaffiliation, such Affiliate or division ceases to be an Affiliate or such a division, as the case may be, and the Participant does not immediately thereafter become an employee of, or service provider for, the Company or another Affiliate. The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that, in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

2.50. “Voting Securities” shall mean, with respect to any Person that is a corporation, all outstanding voting securities of such Person entitled to vote generally in the election of the board of directors of such Person.

ARTICLE III.
ADMINISTRATION

3.1. General. The Committee shall have exclusive authority to operate, manage and administer the Plan including but not limited to authorizing and administering Subplans all in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), are required to be determined in the sole discretion of the Committee. If and to the extent that the Committee may not operate in respect of any matter pursuant to Applicable Law, does not exist or cannot function, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee, subject to the limitations set forth in the immediately preceding sentence. Accordingly, in any such case described in the immediately preceding sentence, any reference to the “Committee” shall also refer to the Board.

3.2. Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

3.3. Authority of the Committee. The Committee shall have full discretionary authority to grant or, when so restricted by applicable law, recommend the Board to grant, pursuant to the terms of the Plan, Awards to those individuals who are eligible to receive Awards under the Plan. Except as limited by law or by the Articles of Association of the Company, and subject to the provisions herein, the Committee shall have full power, in accordance with the other terms and provisions of the Plan, to:

(a) select Employees, Non-Employee Directors and Consultants who may receive Awards under the Plan and become Participants;

(b) determine eligibility for participation in the Plan and decide all questions concerning eligibility for, and the amount of, Awards under the Plan;

(c) determine the sizes and types of Awards;

(d) determine the terms and conditions of Awards, including the Option Prices of Options and the Grant Prices of SARs;

(e) grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or an Affiliate;

(f) grant Substitute Awards on such terms and conditions as the Committee may prescribe;

(g) make all determinations under the Plan concerning Termination of any Participant’s employment or service with the Company or an Affiliate, including whether such Termination occurs by reason of cause, disability, retirement or in connection with a Change of Control and whether a leave constitutes a Termination;

(h) determine whether a Change of Control shall have occurred;

(i) construe and interpret the Plan and any agreement or instrument entered into under the Plan, including any Subplan and Award Agreement;

(j) establish and administer any terms, conditions, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award, provided, however, that no Award shall vest within the one year anniversary of the date of the grant of such Award, except that Awards representing 5% of the Available Shares shall be permitted to vest within the one year anniversary of the date of the grant of such Award;

(k) establish and administer any performance goals in connection with any Awards, including performance criteria and applicable performance periods, determine the extent to which any performance goals and/or other terms and conditions of an Award are attained or are not attained;

(l) construe any ambiguous provisions, correct any defects, supply any omissions and reconcile any inconsistencies in the Plan, Subplan and/or any Award Agreement or any other instrument relating to any Awards;

(m) establish, adopt, amend, waive and/or rescind rules, regulations, procedures, guidelines, forms and/or instruments for the Plan’s operation or administration;

(n) make all valuation determinations relating to Awards and the payment or settlement thereof;

(o) grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or, only in the case of the death or Disability of a Participant, accelerate the vesting or exercisability of any Award;

(p) subject to the provisions of Article XV, amend or adjust the terms and conditions of any outstanding Award and/or adjust the number and/or class of shares of stock subject to any outstanding Award;

(q) at any time and from time to time after the granting of an Award, specify such additional terms, conditions and restrictions with respect to such Award as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws or rules, including terms, restrictions and conditions for compliance with applicable securities laws or listing rules, methods of withholding or providing for the payment of required taxes and restrictions regarding a Participant’s ability to exercise Options through a cashless (broker-assisted) exercise;

(r) offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Participant at the time such offer is made;

(s) determine whether, and to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended;

(t) establish any “blackout” period that the Committee in its sole discretion deems necessary or advisable; and

(u) exercise all such other authorities, take all such other actions and make all such other determinations as it deems necessary or advisable for the proper operation and/or administration of the Plan.

3.4. Award Agreements. The Committee shall, subject to applicable laws and rules, determine the date an Award is granted. Each Award shall be evidenced by an Award Agreement; however, two or more Awards granted to a single Participant may be combined in a single Award Agreement. Unless required by Applicable Law, an Award Agreement shall not be a precondition to the granting of an Award; provided, however, that (a) the Committee may, but need not, require as a condition to any Award Agreement’s effectiveness, that such Award Agreement be executed on behalf of the Company and/or by the Participant to whom the Award evidenced thereby shall have been granted (including by electronic signature or other electronic indication of acceptance), and such executed Award Agreement be delivered to the Company, and (b) no person shall have any rights under any Award unless and until the Participant to whom such Award shall have been granted has complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan. In the event of any dispute or discrepancy concerning the terms of an Award, the records of the Committee or its designee shall be determinative.

3.5. Discretionary Authority; Decisions Binding. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. All determinations, decisions, actions and interpretations by the Committee with respect to the Plan and any Award Agreement, and all related orders and resolutions of the Committee shall be final, conclusive and binding on all Participants, the Company and its shareholders, any Affiliate and all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement. The Committee shall consider such factors as it deems relevant to making or taking such decisions, determinations, actions and interpretations, including the recommendations or advice of any Director or officer or employee of the Company, any director, officer or employee of an Affiliate and such attorneys, consultants and accountants as the Committee may select in its sole and absolute discretion. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

3.6. Attorneys; Consultants. The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys and/or consultants, accountants, appraisers, brokers, agents and other persons, any of whom may be an Employee, as the Committee deems necessary or appropriate. The Committee, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or other persons.

3.7. Delegation of Administration. Except to the extent prohibited or restricted by applicable law, including any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Article III to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Article III to any person or persons selected by it; provided, however, that the Committee may not delegate its authority to correct defects, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this Section 3.7 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

ARTICLE IV.
SHARES SUBJECT TO THE PLAN

4.1. Number of Shares Available for Issuance. The shares of stock subject to Awards granted under the Plan shall be Shares. Such Shares subject to the Plan may be authorized and unissued shares (which will not be subject to preemptive rights), Shares held in treasury by the Company, Shares purchased on the open market or by private purchase or any combination of the foregoing. Subject to adjustment as provided in Section 4.3, the total number of Shares that may be issued pursuant to Awards under the Plan (the “Available Shares”) shall be the sum of (i) 6,416,747; plus (ii) the number of Shares available for issuance under the ReWalk Robotics Ltd. 2012 Equity Incentive Plan, the 2012 Israeli Sub Plan and the 2006 Stock Option Plan (collectively, the “Prior Plans”) as of the Effective Date (in an amount not to exceed 5,124 Shares). From and after the Effective Date, no further grants or awards shall be made under the Prior Plans; however, grants or awards made under the Prior Plans before the Effective Date shall continue in effect in accordance with their terms.

4.2. Rules for Calculating Shares Issued.

(a) Shares underlying Awards (or awards under the Prior Plans that are forfeited (including any Shares subject to an Award (or any such other award) that are repurchased by the Company due to failure to meet any applicable condition), cancelled, terminated or expire unexercised shall be available for issuance pursuant to future Awards. Shares underlying Awards (or awards under the Prior Plans) that are settled in cash in lieu of issuance of Shares, shall not be available for issuance pursuant to future Awards.

(b) Any Shares tendered to pay the Option Price of an Option or other purchase price of an Award (or the option price or other purchase price of any option or other award under the Prior Plans), or withholding tax obligations with respect to an Award (or any awards under the Prior Plans), shall not be available for issuance pursuant to future Awards.

(c) If any Shares subject to an Award (or any award under the Prior Plans) are not delivered to a Participant because (A) such Shares are withheld to pay the Option Price or other purchase price of such Award (or any award under the Prior Plans), or withholding tax obligations with respect to such Award (or other such award) or (B) a payment upon exercise of a Stock Appreciation Right (or stock appreciation right under the Prior Plans) is made in Shares, the number of Shares subject to the exercised or purchased portion of any such Award that are not delivered to the Participant shall not be available for issuance pursuant to future Awards.

(d) Any Shares delivered under the Plan upon exercise or satisfaction of Substitute Awards shall not reduce the Shares available for issuance under the Plan.

4.3. Adjustment Provisions. Notwithstanding any other provisions of the Plan to the contrary, in the event of (a) any dividend (excluding any ordinary dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event (including a Change of Control) that affects the Shares, or (b) any unusual or nonrecurring events (including a Change of Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then subject to Applicable Law, the Committee shall make any such adjustments in such manner as it may deem equitable, without obtaining Participants’ consent, including any or all of the following

(i) adjusting any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Option Price or Grant Price with respect to any Award or (3) any applicable performance measures;

(ii) providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions (including any Period of Restriction) on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

              (iii) cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which, if applicable, may be based upon the price per Share received or to be received by other shareholders of the Company in such event, as the Committee shall resolve), including, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Option Price or Grant Price of such Option or SAR, respectively (it is being understood that, in such event, any Option or SAR having a per share Option Price or Grant Price equal to, or in excess of, the Fair Market Value of a Share may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any “equity restructuring” (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (or any successor pronouncement)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustments under this Section 4.3 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act, to the extent applicable. Any actions or determinations of the Committee under this Section 4.3 need not be uniform as to all outstanding Awards, nor treat all Participants identically. All determinations of the Committee as to adjustments, if any, under this Section 4.3 shall be conclusive and binding for all purposes.

4.4. No Limitation on Corporate Actions. The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Company or any Affiliate to make or authorize any adjustment, recapitalization, reorganization or other change in its capital structure or business structure, any merger or consolidation, any issuance of debt, preferred or prior preference stock ahead of or affecting the Shares, additional shares of capital stock or other securities or subscription rights thereto, any dissolution or liquidation, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

ARTICLE V.
ELIGIBILITY AND PARTICIPATION

5.1. Eligibility. Employees, Non-Employee Directors and Consultants shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan.

5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select Participants from all eligible Employees, Non-Employee Directors and Consultants and shall determine the nature and amount of each Award.

ARTICLE VI.
STOCK OPTIONS

6.1. Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. The Committee may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Committee or automatically upon the occurrence of specified events, including the achievement of performance goals, the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others.

6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become exercisable and such other provisions as the Committee shall determine, which are not inconsistent with the terms of the Plan.

6.3. Option Price. The Option Price for each Option shall be determined by the Committee and set forth in the Award Agreement provided that Substitute Awards or Awards granted in connection with an adjustment provided for in Section 4.3, in the form of stock options, shall have an Option Price per Share that is intended to maintain the economic value of the Award that was replaced or adjusted, as determined by the Committee.

6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant and set forth in the Award Agreement.

6.5. Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine and set forth in the Award Agreement, which need not be the same for each grant or for each Option or Participant. The Committee, in its discretion, may allow a Participant to exercise an Option that has not otherwise become exercisable pursuant to the applicable Award Agreement, in which case the Shares then issued shall be Shares of Restricted Stock having a Period of Restriction analogous to the exercisability provisions of the Option. In the event that any portion of an exercisable Option is scheduled to expire or terminate pursuant to the Plan or the applicable Award Agreement (other than due to Termination of Service for Cause) and both (x) the date on which such portion of the Option is scheduled to expire or terminate falls during a Company blackout trading period applicable to the Participant (whether such period is imposed at the election of the Company or is required by applicable law to be imposed) and (y) the Option Price per Share of such portion of the Option is less than the Fair Market Value of a Share, then on the date that such portion of the Option is scheduled to expire or terminate, such portion of the Option (to the extent not previously exercised by the Participant) shall be automatically exercised on behalf of the Participant through a “net exercise” (as described in Section 6.6(c)) and minimum withholding taxes due (if any) upon such automatic exercise shall be satisfied by withholding of Shares (as described in Section 16.2(a)). The period of time over which a Nonqualified Stock Option may be exercised shall be automatically extended if on the scheduled expiration date or termination date (other than due to Termination of Service for Cause) of such Option the Participant’s exercise of such Option would violate an applicable law (except under circumstances described in the preceding sentence); provided, however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date or termination date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option first would no longer violate such law.

6.6. Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, in a form specified or accepted by the Committee, or by complying with any alternative exercise procedures that may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for such Shares, which shall include applicable taxes, if any, in accordance with Article XVI. The Option Price upon exercise of any Option shall be payable to the Company in full by certified or bank check or such other instrument as the Committee may accept. If approved by the Committee, and subject to any such terms, conditions and limitations as the Committee may prescribe and to the extent permitted by Applicable Law, payment of the Option Price, in full or in part, may also be made as follows:

(a) Payment may be made in the form of unrestricted and unencumbered Shares (by actual delivery of such Shares or by attestation) already owned by the Participant exercising such Option, or by such Participant and his or her spouse jointly (based on the Fair Market Value of the Shares on the date the Option is exercised), provided that such already owned Shares must have been either previously acquired by the Participant on the open market or held by the Participant for at least six (6) months at the time of exercise (or meet any such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such Shares to pay the Option Price).

(b) Payment may be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the Option Price, and, if requested, the amount of any federal, state, local or non-United States withholding taxes.

(c) Payment may be made by a “net exercise” pursuant to which the Participant instructs the Company to withhold a number of Shares otherwise deliverable to the Participant pursuant to the Option having an aggregate Fair Market Value on the date of exercise equal to the product of: (i) Option Price multiplied by (ii) the number of Shares in respect of which the Option shall have been exercised.

(d) Payment may be made by any other method approved or accepted by the Committee in its discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment in accordance with the preceding provisions of this Section 6.6 and satisfaction of tax obligations in accordance with Article XVI, the Company shall deliver to the Participant exercising an Option, in the Participant’s name, evidence of book entry Shares, or, upon the Participant’s request, Share certificates, in an appropriate amount based upon the number of Shares purchased under the Option, subject to Section 18.9. Unless otherwise determined by the Committee, all payments under all of the methods described above shall be paid in United States dollars.

6.7. Rights as a Shareholder. No Participant or other person shall become the beneficial owner of any Shares subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such Shares, until the Participant has actually received such Shares following exercise of his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

6.8. Termination of Service. Except as otherwise provided by Section 6.5 or in the applicable Award Agreement, an Option may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such Option and ending on the date of exercise of such Option the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a Termination of Service of the Participant. An Option shall cease to become exercisable upon a Termination of Service of the holder thereof. Notwithstanding the foregoing provisions of this Section 6.8 to the contrary, the Committee may determine in its discretion that an Option may be exercised following any such Termination of Service, whether or not exercisable at the time of such Termination of Service; provided, however, that in no event may an Option be exercised after the expiration date of such Option specified in the applicable Award Agreement, except as otherwise provided by Section 6.5.

ARTICLE VII.
STOCK APPRECIATION RIGHTS

7.1. Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant an SAR (a) in connection and simultaneously with the grant of an Option (a Tandem SAR) or (b) independent of, and unrelated to, an Option (a Freestanding SAR). The Committee shall have complete discretion in determining the number of Shares to which an SAR pertains (subject to Article IV) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to any SAR.

7.2. Grant Price. The Grant Price for each SAR shall be determined by the Committee and set forth in the Award Agreement. The Grant Price of a Tandem SAR shall be equal to the Option Price of the related Option.

7.3. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable and may be exercised only with respect to the Shares for which the related Option is then exercisable. A Tandem SAR shall entitle a Participant to elect, in the manner set forth in the Plan and the applicable Award Agreement, in lieu of exercising his or her unexercised related Option for all or a portion of the Shares for which such Option is then exercisable pursuant to its terms, to surrender such Option to the Company with respect to any or all of such Shares and to receive from the Company in exchange therefor a payment described in Section 7.7. An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the Shares covered by such exercise, be canceled automatically and surrendered to the Company. Such Option shall thereafter remain exercisable according to its terms only with respect to the number of Shares as to which it would otherwise be exercisable, less the number of Shares with respect to which such Tandem SAR has been so exercised.

7.4. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement. An Agreement may provide that the period of time over which a Freestanding SAR be exercised shall automatically be extended if on the scheduled expiration date of such SAR the Participant’s exercise of such SAR would violate an applicable law; provided, however, that during such extended exercise period the SAR may only be exercised to the extent the SAR was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such SAR first would no longer violate such law.

7.5. Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the number of Shares to which the SAR pertains, the Grant Price, the term of the SAR, and such other terms and conditions as the Committee shall determine in accordance with the Plan.

7.6. Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee and set forth in the Award Agreement; provided, however, that the term of any Tandem SAR shall be the same as the related Option.

7.7. Payment of SAR Amount. An election to exercise SARs shall be deemed to have been made on the date of Notice of such election to the Company. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price of the SAR; by

(b) The number of Shares with respect to which the SAR is exercised.

Notwithstanding the foregoing provisions of this Section 7.7 to the contrary, the Committee may establish and set forth in the applicable Award Agreement a maximum amount per Share that will be payable upon the exercise of an SAR. At the discretion of the Committee, such payment upon exercise of an SAR shall be in cash, in Shares of equivalent Fair Market Value, or in some combination thereof.

7.8. Rights as a Shareholder. A Participant receiving an SAR shall have the rights of a Shareholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

7.9. Termination of Service. Except as otherwise provided by Section 6.5 (in the case of Tandem SARs) or in Section 7.4 (in the case of Freestanding SARs) or in the applicable Award Agreement, a SAR may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the date of granting of such SAR and ending on the date of exercise of such SAR the Participant is an Employee, Non-Employee Director or Consultant, and shall terminate immediately upon a Termination of Service of the Participant. A SAR shall cease to become exercisable upon a Termination of Service of the holder thereof. Notwithstanding the foregoing provisions of this Section 7.9 to the contrary, the Committee may determine in its discretion that a SAR may be exercised following any such Termination of Service, whether or not exercisable at the time of such Termination of Service; provided, however, that in no event may a SAR be exercised after the expiration date of such SAR specified in the applicable Award Agreement, except as provided in Section 6.5 (in the case of Tandem SARs) or in Section 7.4 (in the case of Freestanding SARs).

ARTICLE VIII.
RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1. Awards of Restricted Stock and Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Awards of Restricted Stock may be made with or without the requirement of a cash payment from the Participant to whom such Award is made in exchange for, or as a condition precedent to, the completion of such Award and the issuance of Shares of Restricted Stock, and any such required cash payment shall be set forth in the applicable Award Agreement. Subject to the terms and conditions of this Article VIII and the Award Agreement, upon delivery of Shares of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant’s ownership of Shares of Restricted Stock, pursuant to Section 8.6, the Participant shall have all of the rights of a shareholder with respect to such Shares, subject to the terms and restrictions set forth in this Article VIII or the applicable Award Agreement or as determined by the Committee.

8.2. Award Agreement. Each Restricted Stock and/or Restricted Stock Unit Award shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine in accordance with the Plan.

8.3. Nontransferability of Restricted Stock. Except as provided in this Article VIII, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement.

8.4. Period of Restriction and Other Restrictions. The Period of Restriction applicable to an Award of Restricted Stock or Restricted Stock Units shall lapse based on a Participant’s continuing service or employment with the Company or an Affiliate, the achievement of performance goals, the satisfaction of other conditions or restrictions or upon the occurrence of other events, in each case, as determined by the Committee, at its discretion, and stated in the Award Agreement.

8.5. Delivery of Shares and Settlement of Restricted Stock Units. Upon the expiration of the Period of Restriction with respect to any Shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such Shares, except as set forth in such Award Agreement. If applicable stock certificates are held by the Secretary of the Company or an escrow holder, upon such expiration, the Company shall deliver to the Participant, his beneficiary or trustee (as applicable), without charge, the stock certificate evidencing the Shares of Restricted Stock that have not then been forfeited and with respect to which the Period of Restriction has expired. Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Period of Restriction with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary or trustee (as applicable), without charge, one Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its discretion, elect to (i) pay cash or part cash and part Shares in lieu of delivering only Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Shares beyond the expiration of the Period of Restriction. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of such Shares as of the date on which the Period of Restriction lapsed with respect to such Restricted Stock Units, less applicable tax withholdings in accordance with Article XVI.

8.6. Forms of Restricted Stock Awards. Each Participant who receives an Award of Shares of Restricted Stock shall be issued a stock certificate or certificates evidencing the Shares covered by such Award registered in the name of such Participant or its trustee (as the case may be), which certificate or certificates shall bear an appropriate legend, and, if the Committee determines that the Shares of Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant or its trustee pending expiration of the Period of Restriction, the Committee may require the Participant to additionally execute and deliver to the Company: (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) an appropriate stock power (endorsed in blank) with respect to such Shares of Restricted Stock. The Committee may require a Participant who receives a certificate or certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Participant, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence. The Secretary of the Company or such escrow holder as the Committee may appoint shall retain physical custody of each certificate representing a Restricted Stock Award until the Period of Restriction and any other restrictions imposed by the Committee or under the Award Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed. The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant’s ownership of Shares of Restricted Stock prior to the lapse of the Period of Restriction or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a “book entry” (i.e., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant or its trustee (as the case may be) who has received such Award. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who receive Restricted Stock Awards evidenced in such manner. The holding of Shares of Restricted Stock by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Shares of Restricted Stock, in accordance with this Section 8.6, shall not affect the rights of Participants as owners or beneficial owners of the Shares of Restricted Stock awarded to them, nor affect the restrictions applicable to such Shares under the Award Agreement or the Plan, including the Period of Restriction.

8.7. Rights as a Shareholder.

(a) Restricted Stock. Participants holding Shares of Restricted Stock shall have all rights of a shareholder as to such Shares immediately upon issuance of such Shares, subject to the terms and conditions of the Plan, the applicable Award Agreement and the Company’s Articles of Association; provided, however, that during the Period of Restriction, the Committee may apply any restrictions to any cash dividends otherwise payable with respect to such Shares while they are so held as the Committee deems appropriate. Except as set forth in the Award Agreement and subject to Applicable Law, in the event of (A) any adjustment as provided in Section 4.3, or (B) any shares or securities are received as a dividend, or an extraordinary dividend is paid in cash, on Shares of Restricted Stock, any new or additional Shares or securities or any extraordinary dividends paid in cash received by a recipient of Restricted Stock shall be subject to the same terms and conditions, including the Period of Restriction, as relate to the original Shares of Restricted Stock.

(b) Restricted Stock Units. A Participant receiving Restricted Stock Units shall have the rights of a shareholder only as to Shares, if any, actually issued to such Participant upon expiration of the Period of Restriction and satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

8.8 Termination of Service. Except as otherwise provided in this Section 8.8, during the Period of Restriction, any Restricted Stock Units and/or Shares of Restricted Stock held by a Participant or its trustee (as applicable) that are subject to such Period of Restriction shall be forfeited and revert to the Company (or, if Shares of Restricted Stock were sold to the Participant, the Participant shall be required to resell such Shares to the Company at cost) upon the Participant’s Termination or the failure to meet or satisfy any applicable performance goals, vesting terms or other terms, conditions and restrictions to the extent set forth in the applicable Award Agreement. Each applicable Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to retain Restricted Stock Units and/or Shares of Restricted Stock, then subject to the Period of Restriction, following such Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for, or circumstances of, such Termination.

ARTICLE IX.
OTHER STOCK-BASED AWARDS

9.1. Other Stock-Based Awards. The Committee may grant types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares), in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Other Stock-Based Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

9.2. Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion, and any such performance goals shall be set forth in the applicable Award Agreement. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which such performance goals are met.

9.3. Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, as set forth in the Award Agreement, in cash, Shares or a combination of cash and Shares, as the Committee determines.

9.4. Rights as a Shareholder. A Participant receiving an Other Stock-Based Award shall have the rights of a shareholder only as to Shares, if any, actually issued to such Participant upon satisfaction or achievement of the terms and conditions of the Award, and in accordance with the provisions of the Plan and the applicable Award Agreement, and not with respect to Shares to which such Award relates but which are not actually issued to such Participant.

9.5. Termination of Service. The Committee shall determine the extent to which the Participant shall have the right to receive Other Stock-Based Awards following the Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in the applicable Award Agreement, but need not be uniform among all Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

ARTICLE X.
DIVIDEND EQUIVALENTS

Unless otherwise provided by the Committee, no adjustment shall be made in the Shares issuable or taken into account under Awards on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to issuance of such Shares under such Award. The Committee may grant Dividend Equivalents based on the dividends declared on Shares that are subject to any Award, including any Award the payment or settlement of which is deferred pursuant to Section 18.5. Any Award of Dividend Equivalents may be credited as of the dividend payment dates, during the period between the grant date of the Award and the date the Award becomes payable or terminates or expires, as determined by the Committee. Dividend Equivalents may be subject to any limitations and/or restrictions determined by the Committee. Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time, and shall be paid at such times, as may be determined by the Committee.

ARTICLE XI.
CASH-BASED AWARDS

11.1. Grant of Cash-Based Awards. Subject to the terms of the Plan, Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in accordance with the Plan. A Cash-Based Award entitles the Participant who receives such Award to receive a payment in cash upon the attainment of applicable performance goals for the applicable performance period, and/or satisfaction of other terms and conditions, in each case determined by the Committee, and which shall be set forth in the Award Agreement. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

11.2. Earning and Payment of Cash-Based Awards. Cash-Based Awards shall become earned, in whole or in part, based upon the attainment of performance goals specified by the Committee and/or the occurrence of any event or events and/or satisfaction of such terms and conditions, including a Change of Control, as the Committee shall determine, either at or after the Grant Date. The Committee shall determine the extent to which any applicable performance goals and/or other terms and conditions of a Cash-Based Award are attained or not attained following conclusion of the applicable performance period. The Committee may, in its discretion, waive any such performance goals and/or other terms and conditions relating to any such Award. Payment of earned Cash-Based Awards shall be as determined by the Committee and set forth in the Award Agreement.

11.3. Termination of Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Cash-Based Award following such Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all such Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

ARTICLE XII.
TRANSFERABILITY OF AWARDS; BENEFICIARY DESIGNATION

12.1. Transferability of Awards. Except as otherwise provided in Section 8.6 or Section 12.2 or a Participant’s Award Agreement or otherwise determined at any time by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability, subject to any applicable Period of Restriction. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Committee decides to permit further transferability, subject any applicable Period of Restriction, all Awards granted to a Participant under the Plan, and all rights with respect to such Awards, shall be exercisable or available during his or her lifetime only by or to such Participant. With respect to those Awards, if any, that are permitted to be transferred to another Person, references in the Plan to exercise or payment related to such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee. In the event any Award is exercised by or otherwise paid to the executors, administrators, heirs distributees of the estate of a deceased Participant, or such a Participant’s beneficiary, or the transferee of an Award, in any such case, pursuant to the terms and conditions of the Plan and the applicable Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Shares thereunder unless and until the Company is satisfied, as determined in the discretion of the Committee, that the person or persons exercising such Award, or to receive such payment, are the duly appointed legal representative of the deceased Participant’s estate or the proper legatees distributees thereof or the named beneficiary of such Participant, or the valid transferee of such Award, as applicable. Any purported assignment, transfer or encumbrance of an Award that does not comply with this Section 12.1 shall be void and unenforceable against the Company.

12.2. Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries who shall be permitted to exercise his or her Option or SAR or to whom any benefit under the Plan is to be paid in case of the Participant’s death before he or she fully exercises his or her Option or SAR or receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, a Participant’s unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant’s death, shall be exercised or paid as designated by the Participant by will or by the laws of descent and distribution.

ARTICLE XIII.
RIGHTS OF PARTICIPANTS

13.1. Rights or Claims. No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and any applicable Award Agreement. The liability of the Company and any Affiliate under the Plan is limited to the obligations expressly set forth in the Plan, and no term or provision of the Plan may be construed to impose any further or additional duties, obligations, or costs on the Company or any Affiliate thereof or the Board or the Committee not expressly set forth in the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award, or to all Awards, or as are expressly set forth in the Award Agreement evidencing such Award. Without limiting the generality of the foregoing, neither the existence of the Plan nor anything contained in the Plan or in any Award Agreement shall be deemed to:

(a)
Give any Employee or Non-Employee Director the right to be retained in the service of the Company and/or an Affiliate, whether in any particular position, at any particular rate of compensation, for any particular period of time or otherwise;

(b)
Restrict in any way the right of the Company and/or an Affiliate to terminate, change or modify any Employee’s employment or any Non-Employee Director’s service as a Director at any time with or without cause;

(c)
Confer on any Consultant any right of continued relationship with the Company and/or an Affiliate, or alter any relationship between them, including any right of the Company or an Affiliate to terminate, change or modify its relationship with a Consultant;

(d)
Constitute a contract of employment or service between the Company or any Affiliate and any Employee, Non-Employee Director or Consultant, nor shall it constitute a right to remain in the employ or service of the Company or any Affiliate;

(e)
Give any Employee, Non-Employee Director or Consultant the right to receive any bonus, whether payable in cash or in Shares, or in any combination thereof, from the Company and/or an Affiliate, nor be construed as limiting in any way the right of the Company and/or an Affiliate to determine, in its sole discretion, whether or not it shall pay any Employee, Non-Employee Director or Consultant bonuses, and, if so paid, the amount thereof and the manner of such payment; or

(f)	Give any Participant any rights whatsoever with respect to an Award except as specifically provided in the Plan and the Award Agreement.

13.2. Adoption of the Plan. The adoption of the Plan shall not be deemed to give any Employee, Non-Employee Director or Consultant or any other individual any right to be selected as a Participant or to be granted an Award, or, having been so selected, to be selected to receive a future Award.

13.3. Vesting. Notwithstanding any other provision of the Plan, a Participant’s right or entitlement to exercise or otherwise vest in any Award not exercisable or vested at the time of grant shall only result from continued services as a Non-Employee Director or Consultant or continued employment, as the case may be, with the Company or any Affiliate, and/or satisfaction of any other performance goals or other conditions or restrictions applicable, by its terms, to such Award, except, in each such case, as the Committee may, in its discretion, but subject to the terms of the Plan, expressly determine otherwise.

13.4. No Effects on Benefits. Payments and other compensation received by a Participant under an Award are not part of such Participant’s normal or expected compensation or salary for any purpose, including calculating termination, indemnity, severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments under any laws, plans, contracts, arrangements or otherwise. No claim or entitlement to compensation or damages arises from the termination of the Plan or diminution in value of any Award or Shares purchased or otherwise received under the Plan.

13.5. One or More Types of Awards. A particular type of Award may be granted to a Participant either alone or in addition to other Awards under the Plan.

ARTICLE XIV.
CHANGE OF CONTROL

14.1. Treatment of Outstanding Awards.

(a) In the event of a Change of Control (except as otherwise provided by the Committee in the applicable Award Agreement), the parties to such Change of Control may agree that each Award be honored or assumed, or equivalent rights substituted therefor, by the New Employer. References to the Committee in this Section 14 are to the Committee as constituted prior to the Change of Control.

(b) Notwithstanding any other provisions of the Plan to the contrary, in the event that the New Employer does not honor, assume or substitute for the Award in such Change of Control (as described in Section 14.1(a), upon the effective time of the Change of Control transaction, the Plan and all Awards will terminate. In the event of such termination (except as otherwise may be provided in the applicable Award Agreement), all Options and Stock Appreciation Rights with time-based vesting shall become fully exercisable as of the effective time of the Change of Control transaction, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Change of Control transaction, and all Awards with conditions and restrictions relating to the attainment of performance goals shall be deemed to vest and become nonforfeitable as of the effective time of the Change of Control transaction assuming the higher of (a) achievement of all relevant performance goals at the “target” level (prorated based upon the length of time within the performance period that elapsed prior to the Change of Control transaction) or (b) actual achievement as of the date of such Change of Control transaction. In addition, in the event of such termination, (i) the Committee shall have the option, in its sole discretion, to make or provide for a payment, in cash or in kind, to Participants holding Options and Stock Appreciation Rights equal to the difference between the per share consideration and the exercise price of the Options or Stock Appreciation Rights or (ii) each grantee will be permitted, within a specified period of time prior to the Change of Control transaction, to exercise all outstanding Options and Stock Appreciation Rights, to the extent then exercisable. The Committee shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to holders of other Awards in an amount equal to the consideration paid in the Change of Control transaction multiplied by the number of vested shares subject to the award.

(c) For the purposes of this Section 14, an Award shall be considered honored, assumed or substituted for if, following the Change of Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in such transaction is not solely common stock of the New Employer, the Committee may, with the consent of the New Employer, if applicable, provide for the consideration to be received upon the exercise or payment of an Award, for each Share subject to such Award, to be solely common stock of the New Employer equal in fair market value, as determined by the Committee, to the per share consideration received by holders of Shares in such transaction. Notwithstanding anything in this Section 14 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered honor, assumed or substituted for if the Company or its successor or the New Employer modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect any successor corporation’s post-Change of Control corporate structure will not be deemed to invalidate an otherwise valid honoring, assumption or substitution.

14.2. No Implied Rights; Other Limitations. No Participant shall have any right to prevent the consummation of any of the acts described in Section 4.3 or this Section 14 affecting the number of Shares available to, or other entitlement of, such Participant under the Plan or such Participant’s Award. Any actions or determinations of the Committee under this Section 14 need not be uniform as to all outstanding Awards, nor treat all Participants identically.

ARTICLE XV.
AMENDMENT, MODIFICATION, AND TERMINATION

     15.1. Amendment and Termination of the Plan. The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise, but no such amendment, alteration, suspension or termination of the Plan shall be made which would materially impair the previously accrued rights of any Participant with respect to a previously granted Award without such Participant’s consent, except any such amendment made to comply with applicable law, tax rules, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by any applicable law, tax rules, stock exchange rules or accounting rules (including as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Shares may be listed or quoted).

15.2. Amendment of Awards. Subject to the immediately following sentence, the Committee may unilaterally amend or alter the terms of any Award theretofore granted, including any Award Agreement, retroactively or otherwise, but no such amendment shall be inconsistent with the terms and conditions of the Plan or materially impair the previously accrued rights of the Participant to whom such Award was granted with respect to such Award without his or her consent, except such an amendment made to cause the Plan or such Award to comply with applicable law, tax rules, stock exchange rules or accounting rules.

ARTICLE XVI.
TAX WITHHOLDING AND OTHER TAX MATTERS

16.1. Tax Withholding. The Company and/or any Affiliate are authorized to withhold from any Award granted or payment due under the Plan the amount of all taxes due in respect of such Award or payment and take any such other action as may be necessary or appropriate, as determined by the Committee, to satisfy all obligations for the payment of such taxes. No later than the date as of which an amount first becomes includible in the gross income or wages of a Participant for tax purposes with respect to any Award, such Participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any taxes or social security (or similar) contributions of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or satisfactory arrangements (as determined by the Committee in its discretion), and the Company and the Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant, whether or not under the Plan.

16.2. Withholding or Tendering Shares. Without limiting the generality of Section 16.1, subject to compliance with Applicable Law, the Committee may in its discretion permit a Participant to satisfy or arrange to satisfy, in whole or in part, the tax obligations incident to an Award by: (a) electing to have the Company withhold Shares or other property otherwise deliverable to such Participant pursuant to his or her Award (provided, however, that the amount of any Shares so withheld shall not exceed the amount necessary to satisfy required withholding obligations using the minimum statutory withholding rates for tax purposes, including payroll taxes, that are applicable to supplemental taxable income) and/or (b) tendering to the Company Shares owned by such Participant (or by such Participant and his or her spouse jointly) and purchased or held for the requisite period of time as may be required to avoid the Company’s or the Affiliates’ incurring an adverse accounting charge, based, in each case, on the Fair Market Value of the Shares on the payment date as determined by the Committee. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for settlement of withholding obligations with Shares or otherwise.

16.3. Restrictions. The satisfaction of tax obligations pursuant to this Article XVI shall be subject to such restrictions as the Committee may impose, including any restrictions required by Applicable Law or the rules and regulations of the SEC, and shall be construed consistent with an intent to comply with any such Applicable Laws.

16.4. No Guarantee of Favorable Tax Treatment. The Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under any provision of any applicable law. The Company shall not be liable to any Participant for any tax, interest, or penalties the Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

ARTICLE XVII.
LIMITS OF LIABILITY; INDEMNIFICATION

17.1. Limits of Liability.

(a) Any liability of the Company or an Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

(b) None of the Company, any Affiliate, any member of the Board or the Committee or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

(c) Each member of the Committee, while serving as such, shall be considered to be acting in his or her capacity as a director of the Company. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

(d) The Company shall not be liable to a Participant or any other person as to: (i) the non-issuance of Shares as to which the Company has been unable to obtain from any regulatory body having relevant jurisdiction the authority deemed by the Committee or the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Award.

17.2. Indemnification. Subject to the requirements of applicable law, each individual who is or shall have been a member of the Committee or of the Board, or an officer of the Company to whom authority was delegated in accordance with Article III, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of the individual’s own willful misconduct or except as provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individual may be entitled under the Company’s Articles of Association, as a matter of law, or otherwise, or any power that the Company may have to indemnify or hold harmless such individual.

ARTICLE XVIII.
MISCELLANEOUS

18.1. Drafting Context. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. The words “Article,” “Section,” and “paragraph” herein shall refer to provisions of the Plan, unless expressly indicated otherwise. The words “include,” “includes,” and “including” herein shall be deemed to be followed by “without limitation” whether or not they are in fact followed by such words or words of similar import, unless the context otherwise requires. The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

18.2. Forfeiture / Clawback. The Committee may, in its discretion, specify in an Award Agreement or a policy that will be deemed incorporated into an Award Agreement by reference (regardless of whether such policy is established before or after the date of such Award Agreement), that a Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, rescission or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting, restrictions or performance conditions of an Award. Such events may include, but shall not be limited to, Termination with or without cause, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or restatement of the Company’s financial statements to reflect adverse results from those previously released financial statements, as a consequence of errors, omissions, fraud, or misconduct.

18.3. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.4. Exercise and Payment of Awards. An Award shall be deemed exercised or claimed when the Secretary of the Company or any other Company official or other person designated by the Committee for such purpose receives appropriate written notice from a Participant, in form acceptable to the Committee, together with payment of the applicable Option Price, Grant Price or other purchase price, if any, and compliance with Article XVI, in accordance with the Plan and such Participant’s Award Agreement.

18.5. Deferrals. Subject to applicable law, the Committee may from time to time establish procedures pursuant to which a Participant may defer on an elective or mandatory basis receipt of all or a portion of the cash or Shares subject to an Award on such terms and conditions as the Committee shall determine, including those of any deferred compensation plan of the Company or any Affiliate specified by the Committee for such purpose.

18.6. Loans. The Company may, in the discretion of the Committee, extend one or more loans to Participants in connection with the exercise or receipt of an Award granted to any such Participant; provided, however, that the Company shall not extend loans to any Participant if prohibited by Applicable Law or the rules of any stock exchange or quotation system on which the Company’s securities are listed. The terms and conditions of any such loan shall be established by the Committee.

18.7. No Effect on Other Plans. Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their directors, officers, eligible employees or consultants or grant or assume options or other rights otherwise than under the Plan.

18.8. Section 16 of Exchange Act. The provisions and operation of the Plan are intended to ensure that no transaction under the Plan is subject to (and not exempt from) the short-swing profit recovery rules of Section 16(b) of the Exchange Act. Unless otherwise stated in the Award Agreement, notwithstanding any other provision of the Plan, any Award granted to an Insider shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3) that are requirements for the application of such exemptive rule, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such limitations.

18.9. Requirements of Law; Limitations on Awards.

(a) The granting of Awards and the issuance of Shares under the Plan shall be subject to all Applicable Laws and to such approvals by any governmental agencies or national securities exchanges as may be required.

(b) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, the Company shall have no obligation to allow the grant, exercise or payment of any Award, or to issue or deliver evidence of title for Shares issued under the Plan, in whole or in part, unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

(c) If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to Shares or Awards and the right to exercise or payment of any Option or Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

(d) Upon termination of any period of suspension under this Section 18.9, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

(e) The Committee may require each person receiving Shares in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof, and/or provide such other representations and agreements as the Committee may prescribe. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any Award as it deems appropriate. Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

(f) An Award and any Shares received upon the exercise or payment of an Award shall be subject to such other transfer and/or ownership restrictions and/or legending requirements under the Company’s Articles of Association and/or as the Committee may establish in its discretion and may be referred to on the certificates evidencing such Shares, including restrictions under applicable securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

18.10. Participants Deemed to Accept Plan. By accepting any benefit under the Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

18.11. Governing Law. The Plan, all determinations made and actions taken pursuant hereto and, except as provided below or in an applicable subplan, each Award Agreement to a Participant shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

18.12. Plan Unfunded. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award. Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

18.13. Administration Costs. The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Shares pursuant to any Options or other Awards granted hereunder.

18.14. Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may nevertheless be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

18.15. No Fractional Shares. An Option or other Award shall not be exercisable with respect to a fractional Share or the lesser of fifty (50) shares or the full number of Shares then subject to the Option or other Award. No fractional Shares shall be issued upon the exercise or payment of an Option or other Award and any such fractions shall be rounded to the nearest whole number.

18.16. Data Protection. By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company or any Affiliate, in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of administering the Plan. The Company may share such information with any Affiliate, any trustee, its registrars, brokers, other third-party administrator or any person who obtains control of the Company or any Affiliate or any division respectively thereof.

18.17. Right of Offset. The Company and any Affiliate shall have the right to offset against the obligations to make payment or issue any Shares to any Participant under the Plan, any outstanding amounts (including travel and entertainment advance balances, loans, tax withholding amounts paid by the employer or amounts repayable to the Company or any Affiliate pursuant to tax equalization, housing, automobile or other employee programs) such Participant then owes to the Company or any Affiliate and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement.

18.18. Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws or practices of countries in which the Company and/or any Affiliate operates or has Employees, Non-Employee Directors or Consultants, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates shall be covered by the Plan;

(b)	Determine which Employees, Non-Employee Directors and/or Consultants are eligible to participate in the Plan;

(c)
Grant Awards (including substitutes for Awards), and modify the terms and conditions of any Awards, on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate, or otherwise to comply with applicable laws or conform to applicable requirements or practices of the applicable jurisdictions;

(d)
Establish Subplans and adopt or modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 18.18 by the Committee shall be attached to the Plan as appendices; and

(e)
Take any action, before or after an Award is made, that the Committee, in its discretion, deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Law.

18.19. Rules Particular to Specific Countries. Notwithstanding anything herein to the contrary, to the extent determined by the Committee, the terms and conditions of the Plan shall be adjusted with respect to a particular country or other jurisdiction by means of a Subplan to the Plan in the form of an appendix, and to the extent that the terms and conditions set forth in the Subplan conflict with any provisions of the Plan, the provisions of the Subplan shall govern. Terms and conditions set forth in the Subplan shall apply only to Awards granted to Participants under the jurisdiction of the specific country that is subject of the Subplan and shall not apply to any other Awards.

18.20. Repricing Prohibited. Notwithstanding Section 3.3(r), the Committee may not reprice Options or Stock Appreciation Rights without shareholder approval, whether such repricing is accomplished by (i) means of a cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancellation of outstanding Options or Stock Appreciation Rights with exercise prices or base prices per share in excess of the then current Fair Market Value for consideration payable in equity securities of the Company or cash, (iii) directly or indirectly reducing the exercise price or base price of outstanding Options or Stock Appreciation Rights, or (iv) any other method.

*        *        *

APPENDIX A

TO THE

REWALK ROBOTICS LTD.

2014 INCENTIVE COMPENSATION PLAN

ISRAEL

1.	GENERAL

1.1.
This appendix (the: “Appendix”) shall apply only to Israeli Participants (as defined below). The provisions specified hereunder shall form an integral part of the Amended and Restated ReWalk Robotics Ltd. 2014 Incentive Compensation Plan (hereinafter: the “Plan”, the “Company”), which applies to the issuance of Awards to employees, directors, consultants and service provides of the Company or its Affiliates.

1.2.	This Appendix is effective with respect to Awards granted as of 30 days from the date it was submitted with the ITA and shall comply with Section 102 (as defined below).
1.3.
This Appendix is to be read as a continuation of the Plan and only modifies Awards granted to Israeli Participants (as defined below) so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 (as specified herein), as may be amended or replaced from time to time. For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of Participants.

1.4.
The Plan and this Appendix are complimentary to each other and shall be deemed as one. Subject to Section 1.3 above, in any case of contradiction, whether explicit or implied, between any definitions and/or provisions of this Appendix and the Plan, the provisions set out in this Appendix shall prevail.

1.5.	Any capitalized terms not specifically defined in this Appendix shall be construed according to the interpretation given to it in the Plan.

2.	DEFINITIONS

2.1.	“Affiliate” means any “employing company” within the meaning of Section 102(a) of the Ordinance.
2.2.	“Approved 102 Award” means an Award granted pursuant to Section 102(b) of the Ordinance and held in trust by a Trustee for the benefit of the Employee.
2.3.
“Capital Gain Award (CGA)” means an Approved 102 Award elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

2.4.	“Controlling Shareholder” shall have the meaning ascribed to it in Section 102 of the Ordinance.
2.5.
“Employee” means an Israeli Participant who is employed by the Company or its Affiliates, including an individual who is serving as an “office holder” as define din the Israeli Companies Law, 1999, as amended from time to time, but excluding any Controlling Shareholder.

2.6.
“Israeli Participant” means a person who is a resident of the state of Israel or who is deemed to be a resident of the state of Israel for Israeli tax purposes, and receives or holds an Award under the Plan and this Appendix.

2.7.	“ITA” means the Israeli Tax Authorities.
2.8.
“Ordinary Income Award (OIA)” means an Approved 102 Award elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.9.	“102 Award” means any Award granted to Employees pursuant to Section 102 of the Ordinance and any other rulings, procedures and clarifications promulgated thereunder or issued by the ITA.
2.10.	“3(i) Award” means an Award granted pursuant to Section 3(i) of the Ordinance to any person who is a Non-Employee.
2.11.
“Israeli Award Agreement” notwithstanding Section 2.4 of the Plan, for the purpose of this Appendix, Israeli Award Agreement shall mean a written agreement entered into and signed by the Company and an Israeli Participant that sets out the terms and conditions of an Award.

2.12.	“Non-Employee” means an Israeli Participant who is a consultant, adviser, service provider, Controlling Shareholder or any other person who is not an Employee.

2.13.	“Ordinance” means the Israeli Income Tax Ordinance New Version 1961 as now in effect or as hereafter amended.
2.14.
“Section 102” means section 102 of the Ordinance, the Income Tax Rules (Tax Relief for Issuance of Shares to Employees), 2003, and any other rules, regulations, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2.15.	“Trustee” means any person appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.
2.16.	“Unapproved 102 Award” means an Award granted pursuant to Section 102(c) of the Ordinance and not held in trust by a Trustee.

3.	ISSUANCE OF AWARDS

3.1.
Notwithstanding Article V of the Plan and in addition thereto, any Israeli Participants eligible for participation in the Plan and this Appendix as Israeli Participants shall include any Employee and/or Non‑Employee of the Company or of any of the Company’s Affiliates; provided, however, that (i) Employees may only be granted 102 Awards; and (ii) Non-Employees and/or Controlling Shareholders may only be granted 3(i) Awards.

3.2.	The Company may designate Awards granted to Employees pursuant to Section 102 as Unapproved 102 Awards or Approved 102 Awards.
3.3.	The grant of Approved 102 Awards shall be made under this Appendix, and shall be conditioned upon the approval of this Appendix by the ITA.
3.4.	Approved 102 Awards may either be classified as Capital Gain Awards (“CGAs”) or Ordinary Income Awards (“OIAs”).
3.5.
No Approved 102 Awards may be granted under this Appendix to any eligible Employee, unless and until, the Company’s election of the type of Approved 102 Awards as CGA or OIA granted to Employees (the “Election”), is appropriately filed with the ITA. Such Election shall become effective beginning the first date of grant of an Approved 102 Award under this Appendix and shall remain in effect until the end of the year following the year during which the Company first granted Approved 102 Awards. The Election shall obligate the Company to grant only the type of Approved 102 Award it has elected, and shall apply to all Israeli Participants who were granted Approved 102 Awards during the period indicated herein, all in accordance with the provisions of Section 102(g) of the Ordinance. For the avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Awards simultaneously.

3.6.	All Approved 102 Awards must be held in trust by a Trustee, as described in Section 4 below.
3.7.	For the avoidance of doubt, the designation of Unapproved 102 Awards and Approved 102 Awards shall be subject to the terms and conditions set forth in Section 102.

4.	TRUSTEE

4.1.	The terms and conditions applicable to the trust relating to Section 102 shall be set forth in an agreement signed by the Company and the Trustee (the “Trust Agreement”).
4.2.
Approved 102 Awards which shall be granted under this Appendix and/or any Shares allocated or issued upon exercise or vesting of such Approved 102 Awards and/or other rights granted thereunder and/or shares received subsequently following any realization of rights, including without limitation bonus shares, shall be allocated or issued to the Trustee and held for the benefit of the Employee for no less than such period of time as required by Section 102 (the “Holding Period”). In case the requirements for Approved 102 Awards are not met, then the Approved 102 Awards shall be regarded as Unapproved 102 Awards, all in accordance with the provisions of Section 102.

4.3.
Notwithstanding anything to the contrary, the Trustee shall not release any Shares allocated or issued upon exercise or vesting of Approved 102 Awards prior to the full payment of the Employee’s tax liabilities, if any, arising from Approved 102 Awards which were granted to him/her and/or any Shares allocated or issued upon exercise or vesting of such Awards.

4.4.
With respect to any Approved 102 Award, subject to the provisions of Section 102, an Israeli Participant shall not sell or release from trust any Share received upon the exercise or vesting of an Approved 102 Award and/or any rights granted thereunder and/or share received subsequently following any realization of rights, including without limitation, bonus shares, until the lapse of the Holding Period required under Section 102. Notwithstanding the above, if any such sale or release occurs during the Holding Period, the sanctions under Section 102 shall apply to and shall be borne solely by such Israeli Participant. Subject to the foregoing, the Trustee may, pursuant to a written or electronic request from the Participant, release and transfer such Shares to a designated third party, provided that both of the following conditions have been fulfilled prior to such release or transfer: (i) payment has been made to the ITA of all taxes required to be paid upon the release and transfer of the Shares, and confirmation of such payment has been received by the Trustee and (ii) the Trustee has confirmed with the Company that all requirements for such release and transfer have been fulfilled according to the terms of the Company’s corporate documents, the Plan, the Israeli Award Agreement and any Applicable Law.

4.5.
Upon receipt of any Approved 102 Award, if requested to do so by the Company. Affiliate or the Trustee, the Employee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with this Appendix, or any Approved 102 Award or Share granted to him thereunder.

4.6.
Without derogating from the provisions of Article XVI of the Plan, the provisions of Section 16.1 of the Plan shall apply also to the Trustee. Accordingly, Trustee shall also have withholding rights as further described in Section 16.1 of the Plan.

4.7.
In the case of 102 Awards, the Trustee shall have no rights as a shareholder of the Company with respect to the Shares covered by such Award until the Trustee becomes the record holder for such Shares for the Participant’s benefit, and the Israeli Participant shall have no rights as a shareholder of the Company with respect to the Shares covered by the Award until the date of the release of such Shares from the Trustee to the Israeli Participant and the transfer of record ownership of such Shares to the Israeli Participant.

5.	THE AWARDS

Notwithstanding anything to the contrary in the Plan and in addition thereto, the terms and conditions upon which the Awards shall be issued and exercised or vest, as applicable, shall be as specified in the Israeli Award Agreement to be executed pursuant to the Plan and to this Appendix. Each Israeli Award Agreement shall be subject to Section 102 or Section 3(i) of the Ordinance, as applicable, and shall state, inter alia, the number of Shares to which the Award relates, the type of Award granted thereunder (whether a CGA, OIA, Unapproved 102 Award or a 3(i) Award), and any applicable vesting provisions and exercise price that may be payable.

6.	FAIR MARKET VALUE

Without derogating from Section 2.21 of the Plan and solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the date of grant of any CGA, the Company’s Shares are listed on any established stock exchange or a national market system or if the Company’s Shares will be registered for trading within ninety (90) days following the date of grant of the CGAs, the fair market value of the Shares at the date of grant shall be determined in accordance with the average value of the Company’s Shares on the thirty (30) trading days preceding the date of grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

7.	EXERCISE OF AWARDS THAT ARE OPTIONS TO PURCHASE SHARES

Awards that represent options to purchase Shares shall be exercised by the Israeli Participant by giving a written or electronic notice to the Company and/or to any third party designated by the Company (the “Representative”), in such form and method as may be determined by the Company and, when applicable, by the Trustee, in accordance with the requirements of Section 102, which exercise shall be effective upon receipt of such notice by the Company and/or the Representative and the payment of the exercise price for the number of Shares with respect to which the Award is being exercised, at the Company’s or the Representative’s principal office. The notice shall specify the number of Shares with respect to which the Award is being exercised. Notwithstanding the provisions of Section 6.5 and 6.6 of the Plan, “net exercise” will only be available to Israeli Participants if a ruling is obtained from the ITA permitting such “net exercise.”

8.	ASSIGNABILITY AND SALE OF AWARDS

8.1.
Notwithstanding any other provision of the Plan, no Award or any right with respect thereto, or purchasable hereunder, whether fully paid or not, shall be assignable, transferable or given as collateral or any right with respect to them given to any third party whatsoever, and during the lifetime of the Israeli Participant each and all of such Israeli Participant’s rights with respect to an Award shall belong only to the Israeli Participant.

Any such action made directly or indirectly, for an immediate validation or for a future one, shall be void.

8.2.
As long as Awards or Shares purchased or issued hereunder are held by the Trustee on behalf of the Israeli Participant, all rights of the Israeli Participant over the Awards and/or Shares are personal, cannot be transferred, assigned, pledged or mortgaged, other than by will or laws of descent and distribution, provided that the transferee thereof shall be subject to the provisions of Section 102 as would have been applicable to the deceased Participant were he or she to have survived.

9.	INTEGRATION OF SECTION 102 AND TAX ASSESSING OFFICER’S PERMIT

9.1.
With regards to Approved 102 Awards, the provisions of the Plan and/or the Appendix and/or the Israeli Award Agreement shall be subject to the provisions of Section 102 and the Tax Assessing Officer’s permit and/or any pre-rulings obtained by the ITA, and the said provisions, permit and/or pre-rulings shall be deemed an integral part of the Plan and of the Appendix and of the Israeli Award Agreement.

9.2.
Any provision of Section 102 and/or the said permit and/or pre-rulings which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Appendix or the Israeli Award Agreement, shall be considered binding upon the Company and the Israeli Participants.

10.	DIVIDEND

Notwithstanding anything to the contrary in the Plan and solely for the purpose of Awards granted under this Appendix, with respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Awards) allocated or issued upon the exercise or vesting of Awards purchased or received, as applicable, by the Israeli Participant and held by the Israeli Participant or by the Trustee, as the case may be, the Israeli Participant shall be entitled to receive dividends, if any, in accordance with the quantity of such Shares, subject to the provisions of the Company’s Articles of Association (and all amendments thereto) and subject to any applicable taxation on distribution of dividends, and when applicable subject to the provisions of Section 102.

11.	VOTING RIGHTS

Subject to Sections 6.7, 7.8, 8.7 and 9.4 of the Plan, so long as any Shares issued to the Trustee on behalf of an Israeli Participant, under this Appendix, to the extent Trustee decides in its sole discretion to vote such Shares, then unless the Trustee is directed otherwise by the Board, such Shares shall be voted in the same proportion as the result of the shareholder vote at the shareholders meeting or written consent in respect of which the Shares held by the Trustee are being voted. However, the Trustee shall not be obligated to exercise such voting rights nor notify the Israeli Participant of any meeting of the Company’s shareholders.

12.	TAX CONSEQUENCES

12.1.
Notwithstanding anything to the contrary in Article XVI of the Plan and solely for the purpose of Awards granted under this Appendix, any tax consequences arising from the grant, exercise or vesting of any Award, from the payment for Shares covered thereby or from any other event or act (of the Company, and/or its Affiliates, and the Trustee or the Israeli Participant), hereunder, shall be borne solely by the Israeli Participant. The Company and/or its Affiliates, and/or the Trustee shall withhold taxes according to the requirements under Applicable Law, including withholding taxes at source. Furthermore, the Israeli Participant hereby agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty or indexation thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Israeli Participant.

12.2.	The Company and/or, when applicable, the Trustee shall not be required to release any share certificate to a Israeli Participant until all required payments have been fully made.

12.3.
With respect to Unapproved 102 Award, if the Israeli Participant ceases to be employed by the Company or any Affiliate, the Israeli Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of Shares, all in accordance with the provisions of Section 102 and the rules, regulation or orders promulgated thereunder.

12.4.
Each Participant agrees to, and undertakes to comply with, any ruling, settlement, closing agreement or other similar agreement or arrangement with any tax authority in connection with the foregoing which is approved by the Company.

13.	ISRAELI PARTICIPANT’S UNDERTAKINGS

By receiving Awards under the Plan and this Appendix, the Israeli Participant (1) agrees and acknowledges that he or she have received and read the Plan, the Appendix and the Israeli Award Agreement; (2) undertakes to comply with all the provisions set forth in: Section 102 (including provisions regarding the applicable Tax Track that the Company has selected) or Section 3(i), as applicable, the Plan, the Appendix, the Israeli Award Agreement and the Trust Agreement; and (3) if the Awards are granted under Section 102, the Israeli Participant undertakes, subject to the provisions of Section 102, not to sell or release the Shares from trust before the end of the Holding Period. The Israeli Participant agrees to execute any and all documents that the Company and/or its Affiliates and/or the Trustee may reasonably determine to be necessary in order to comply with the Ordinance, ruling or guidelines and rules issued by the ITA.

14.	TERM OF PLAN AND APPENDIX

Notwithstanding anything to the contrary in Article XV of the Plan and in addition thereto, the Company shall obtain all approvals for the adoption of this Appendix or for any amendment to this Appendix as are necessary to comply with (i) any Applicable Law, including without limitation U.S. securities laws and the securities laws of any other jurisdiction applicable to Awards granted to Israeli Participant under this Appendix, (ii) any national securities exchange on which the Shares are traded, and (iii) any applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission.

15.	GOVERNING LAW & JURISDICTION

This Appendix shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts in Tel Aviv shall have sole jurisdiction in any matters pertaining to this Appendix.

16.	NO PAYMENT FOR RESTRICTED STOCK UNITS

Other than the par value of any Shares issuable upon settlement of a Restricted Stock Unit, no payment of cash by a Participant shall be required as consideration for Restricted Stock Units.

17.	NO PAYMENTS IN CASH

Notwithstanding Sections 4.3(iii), 8.5. 9.1, 9.3 or any other provision of the Plan, no stock-based Award will be settled in cash unless Israeli law is amended to allow such settlement.

*    *    *

APPENDIX B
TO THE
REWALK ROBOTICS LTD.
2014 INCENTIVE COMPENSATION PLAN
UNITED STATES

1.	SPECIAL PROVISIONS FOR U.S. TAXPAYERS

1.1.
This Appendix (this “Appendix”) to the ReWalk Robotics Ltd. 2014 Incentive Compensation Plan (the “Plan”) was adopted by the Board pursuant to Section 18.18 of the Plan. This Appendix shall become effective on the Effective Date.

1.2.	The provisions of this Appendix apply only to Participants who are subject to U.S. federal income tax (any such Participant, a “U.S. Taxpayer”).

1.3.
This Appendix is to be read as a continuation of the Plan and only applies with respect to Options and other Awards granted under the Plan to U.S. Taxpayers. The purpose of this Appendix is to establish certain rules and limitations applicable to Options and other Awards that may be granted or issued under the Plan to U.S. Taxpayers from time to time, in compliance with applicable tax, securities and other applicable laws currently in force. For the avoidance of doubt, this Appendix does not add to or modify the Plan in respect of any other category of Israeli Participants (as defined in Appendix B to the Plan).

1.4.
The Plan and this Appendix are complimentary to each other and shall be deemed as one. Subject to Section 1.3 of this Appendix, in any case of contradiction, whether explicit or implied, between any definitions and/or provisions of this Appendix and the Plan, the provisions set out in this Appendix shall prevail.

1.5.	Section references in this Appendix shall refer to Sections of the Plan, unless expressly indicated otherwise.

2.	DEFINITIONS

Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Plan. The following additional definitions will apply to grants made pursuant to this Appendix, provided, however, that to the extent that such definitions are provided for in the Plan and this Appendix, the definitions in this Appendix shall apply to Awards granted to U.S. Taxpayers:

2.1.
“Code” means the United States Internal Revenue Code of 1986, as it may be amended from time to time, including rules and regulations promulgated thereunder and successor provisions and rules and regulations thereto.

2.2.	“Disability” means for purposes of any ISO, a “permanent and total disability” as defined in Section 22(e)(3) of the Code.

2.3.
“Fair Market Value” has the meaning assigned to such term in the Plan; provided that the Committee shall determine Fair Market Value in a manner that satisfies the applicable requirements of Code Sections 409A and 422.

2.4.
“Incentive Stock Option” or “ISO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI of the Plan and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Section 422 of the Code.

2.5.
“Nonqualified Stock Option” or “NQSO” means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article VI of the Plan and which is not intended to meet the requirements of Section 422 of the Code or otherwise does not meet such requirements.

2.6.	“Subsidiary” means any present or future corporation which is or would be a “subsidiary corporation” of the Company as the term is defined in Section 424(f) of the Code.

3.	INCENTIVE STOCK OPTIONS

3.1.
Any Substitute Awards granted under the Plan shall be subject to compliance with the ISO rules under Code Section 422 and the nonqualified deferred compensation rules under Code Section 409A, where applicable.

3.2.	The provisions of Section 4.2 of the Plan shall, in the case of ISOs, be subject to any limitations applicable thereto under the Code.

3.3.
The total number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan shall be the number of Shares determined in accordance with Section 4.1 of the Plan, as adjusted pursuant to Section 4.2 of the Plan, but without application of Section 4.2(d).

3.4.
The Committee shall determine any adjustment, substitution or change pursuant to Section 4.3 of the Plan after taking into account, among other things, to the extent applicable, the provisions of the Code applicable to Incentive Stock Options and the provisions of Section 409A of the Code.

3.5.
Each Award Agreement relating to an Option shall specify whether such Option is intended to be a ISO or an NQSO. To the extent that any Option granted to a U.S. Taxpayer does not qualify as an ISO (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate NQSO.

3.6.	No ISO shall be exercisable later than the tenth (10th) anniversary of its date of grant.

3.7.	The last sentence of Section 6.5 shall not apply to ISOs.

3.8.
The right to make a payment of the Option Price of an Incentive Stock Option in the form of already owned Shares, under Section 6.6(a) of the Plan, may be authorized only as of the grant date of such Incentive Stock Option.

3.9.
No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an Employee of the Company or a Subsidiary on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an “incentive stock option” under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code.

3.10.
Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other “incentive stock option” plans of the Company, any Subsidiary and any “parent corporation” of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Participant during any calendar year with respect to Shares having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Shares is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

3.11.
No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any “parent corporation” of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the Option Price of the ISO is at least 110% of the Fair Market Value of a Share on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

3.12.
Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the related ISO; (ii) the value of the payment with respect to the Tandem SAR may not exceed the difference between the Fair Market Value of the Shares subject to the related ISO at the time the Tandem SAR is exercised and the Option Price of the related ISO; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

3.13.
No ISO or Tandem SAR granted in connection with an ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or in accordance with Section 12.2 of the Plan. Further, all ISOs and Tandem SARs granted in connection with ISOs granted to a Participant shall be exercisable during his or her lifetime only by such Participant.

3.14.
The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of Shares received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Participant or (ii) one (1) year from the transfer of such Shares to such Participant or (iii) such other period as the Committee may from time to time determine. The Committee may direct that a Participant with respect to an ISO undertake in the applicable Award Agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing Shares acquired by exercise of an ISO refer to such requirement to give such notice.

4.	GRANT DATE FAIR MARKET OPTION PRICE AND GRANT PRICE

No Option or SAR shall be granted pursuant to this Appendix unless the Option Price of such Option or the Grant Price of such SAR, as the case may be, shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date of such Option or SAR.

5.	DEFERRED COMPENSATION

5.1.
It is the intention of the Company that no Award shall be deferred compensation subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise as provided in Section 5.2 of this Appendix, and the Plan and the terms and conditions of all Awards shall be interpreted and administered accordingly

5.2.
The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for payment or elective or mandatory deferral of the payment or delivery of Shares or cash pursuant thereto, and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement and shall be intended to comply in all respects with Section 409A of the Code, and the Plan and the terms and conditions of such Awards shall be interpreted and administered accordingly.

5.3.
The Committee shall not extend the period to exercise an Option or Stock Appreciation Right to the extent that such extension would cause the Option or Stock Appreciation Right to become subject to Code Section 409A.

5.4.
No Dividend Equivalents shall relate to Shares underlying an Option or SAR unless such Dividend Equivalent rights are explicitly set forth as a separate arrangement and do not cause any such Option or SAR to be subject to Code Section 409A.

5.5.
The Company shall have complete discretion to interpret and construe the Plan and any Award Agreement in any manner that establishes an exemption from (or compliance with) the requirements of Code Section 409A. If for any reason, such as imprecision in drafting, any provision of the Plan and/or any Award Agreement does not accurately reflect its intended establishment of an exemption from (or compliance with) Code Section 409A, as demonstrated by consistent interpretations or other evidence of intent, such provision shall be considered ambiguous as to its exemption from (or compliance with) Code Section 409A and shall be interpreted by the Company in a manner consistent with such intent, as determined in the discretion of the Company. If, notwithstanding the foregoing provisions of this Section 5.5, any provision of the Plan or any Award Agreement would cause a Participant to incur any additional tax or interest under Code Section 409A, the Company shall reform such provision in a manner intended to avoid the incurrence by such Participant of any such additional tax or interest; provided that the Company shall maintain, to the extent reasonably practicable, the original intent and economic benefit to the Participant of the applicable provision without violating the provisions of Code Section 409A.

5.6.
Notwithstanding the provisions of Section 4.3 to the contrary, (1) any adjustments made pursuant to Section 4.3 to Awards that are considered “deferred compensation” subject to Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (2) any adjustments made pursuant to Section 4.3 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; and (3) in any event, neither the Committee nor the Board shall have any authority to make any adjustments, substitutions or changes pursuant to Section 4.3 to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the Grant Date thereof to be subject to Section 409A of the Code.

5.7.
If any Award is subject to Section 409A of the Code, the provisions of Article XIV shall be applicable to such Award only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 5.2 of this Appendix.

6.	SECTION 83(B) ELECTION

If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to an Award as of the date of transfer of Shares rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company prior to filing such election with the United States Internal Revenue Service. Neither the Company nor any Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

7.	ADJUSTMENTS

The Committee shall determine any adjustment pursuant to Section 4.3: (i) after taking into account, among other things, to the extent applicable, the provisions of the Code applicable to Incentive Stock Options and (ii) subject to Section 5.6 of this Appendix.

8.	GOVERNING LAW AND JURISDICTION

This Appendix shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, except with respect to matters that are subject to tax laws, regulations and rules in any specific jurisdiction, which shall be governed by the respective laws, regulations and rules of such jurisdiction. Unless otherwise provided in the Award Agreement, Participants are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to this Appendix or any related Award Agreement.

*    *    *

Appendix B

CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (the “Agreement”) is effective as of January 1, 2022 and is entered into by and between ReWalk Robotics Ltd., an Israeli Corporation (“Company”), and Richner Consultants, LLC, a Delaware Limited Liability Company (“Richner Consultants”).

IN CONSIDERATION of the mutual covenants set forth in this Agreement, Company and Richner Consultants hereby agree as follows:

1.	SCOPE AND NATURE OF SERVICES. Richner Consultants has agreed to provide Company with the following advisory services:

1.
Strategic advisory consultation on CMS activities; specific review and editing of CMS submission; review and editing of the company dossier for insurers; coordinating and establishing lobbying efforts with government; review and support with private payers; review and support with VA interaction and other reimbursement related matters as designated and agreed to with the CEO, including international reimbursement activities as needed.

The specific tasks to be performed to accomplish the Services shall be agreed upon between Richner Consultants and such employees of Company as shall be designated by the Chief Executive Officer of the Company and set forth in a written agreement utilizing the form entitled “Consulting Engagement” attached as Exhibit A to this Agreement. Nothing herein obligates Richner Consultants or Company to enter into Consulting Engagement(s); such being within the sole discretion of each party. Richner Consultants shall perform the Services required in a Consulting Engagement in a timely and professional manner but makes no warranty that its advice will result in any particular outcome. All consulting elements under this agreement will conducted solely by Randel Richner.

2.
COMPENSATION. In consideration of the Services to be provided by Richner Consultants under the terms of this Agreement and in the Consulting Engagement, and unless otherwise agreed to in the Consulting Engagement, Company will pay Richner Consultants at a rate of $425 per hour for all hours worked by Richner Consultants specifically and directly related to the performance of the Services agreed to by the parties in the Consulting Engagement. The engagement is capped at a maximum of 282 total hours or $119,850.00

3.	REIMBURSEMENT. Richner Consultants will obtain prior written approval from Company for any expenses that are required to be incurred by Richner Consultants in the performance of the Services.

4.
BILLING AND PAYMENT. Richner Consultants will submit invoices to Company on a monthly basis, with such detail and description as shall be mutually agreeable. Invoices will be sent directly to the attention of the Chairman of the Board and the Chief Executive Officer of the Company for approval. If either of them objects to any portion of an invoice, the Chief Executive Officer shall cause Richner Consultants to be properly notified whereupon Richner Consultants and Company will attempt to resolve any differences in good faith. Any resolution of the disputed invoice will be resubmitted to the Chairman of the Board and Chief Executive Officer for approval. All invoices which have been improved, and whole or in part, shall be paid by Company to Richner Consultants within 30 days after approval.

5.
TERM/TERMINATION. This Agreement shall commence on the Effective Date and shall terminate on December 31, 2022 or upon completion of the last Consulting Engagement entered into by the parties prior to December 31, 2022, whichever last occurs, provided, however, that no Consulting Engagement shall have a completion date later than March 31, 2023 unless otherwise agreed to by the parties in writing. In addition, either party may cancel this Agreement for cause due to the default of the other party in performing any obligations of that party under this Agreement or a Consulting Engagement. This Agreement and all outstanding Consulting Engagements will be deemed terminated upon the expiration of seven days from the date of delivery to the other party of written notice specifically stating the intention of the party to terminate for cause and specifying the default, unless the other party cures the default within the seven days or else if the default is not the type that can be corrected within seven days, the other party commences the correction within seven days and thereafter uses best efforts to correct the default as expeditiously as possible. Termination does not affect the rights and obligations of the parties existing as of the date of termination.

6.	CONFIDENTIAL INFORMATION.

6.1.
“Confidential Information” means (a) any information which is disclosed by Company to Richner Consultants, either directly or indirectly, in writing, orally or by inspection of tangible objects, including, without limitation, all (i) research, developments, ideas, inventions, processes, formulas, technologies, techniques, specifications, designs, drawings, engineering information, hardware configuration information, algorithms, software, source code, product plans, patent applications and other information regarding Company's products, services and markets therefor; (ii) pre- clinical testing and clinical trial data and results, and all documents, records, materials and information relating thereto, including, without limitation, protocols, investigator brochures, training manuals, procedures, charts, x-rays, angiograms, photographs, images, specimens, and all other documents, reports, forms, records, materials, visual representations and information pertaining to any data or results from such pre-clinical testing or clinical trials; (iii) business processes and relationship information, lists and identities of past, current and prospective customers, suppliers, vendors, consultants and advisors, business plans, marketing plans, market data, finances, financial analysis, forecasts and other business information; and (iv) any technical information, trade secrets or know-how of the Company, and any information relating to the actual or anticipated products, services, business or research and development of the Company shall be considered Confidential Information whether or not disclosed orally or in writing or labeled or identified as “Confidential” at the time of disclosure (collectively, the “Disclosed Materials”); and (b) any information otherwise obtained, directly or indirectly, by Richner Consultants through inspection, review or analysis of the Disclosed Materials, or prepared or generated in whole or in part by Richner Consultants using the Disclosed Materials.  Confidential Information may also include information of a third party that is in the possession of Company and is disclosed to Richner Consultants under this Agreement.  Confidential Information shall not, however, include any information that (i) was publicly known and made generally available in the public domain prior to the time of disclosure by Company; (ii) becomes publicly known and made generally available after disclosure by Company to Richner Consultants through no action or inaction of Richner Consultants; (iii) is already in the possession of Richner Consultants, without confidentiality restrictions, at the time of disclosure by Company as shown by Richner Consultants’ files and records immediately prior to the time of disclosure; or (iv) is independently developed by Richner Consultants without the use of or reference to the Confidential Information of Company, as evidenced by Richner Consultants’ contemporaneous written records.

6.2.
Maintenance of Confidentiality.  Richner Consultants agrees that it shall take all reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information of Company.  Without limiting the foregoing, Richner Consultants shall take at least those measures that it takes to protect its own confidential information of a similar nature, but in no case less than reasonable care (including, without limitation, all precautions the Richner Consultants employs with respect to its own Confidential Information).  Richner Consultants shall ensure that its employees and affiliates who have access to Company’s Confidential Information have signed a non-use and non-disclosure agreement in content at least as protective of such Confidential Information as the provisions of this Agreement prior to any disclosure of such Confidential Information to such employees or affiliate, and will be responsible for any unauthorized use or disclosure of such Confidential Information by any such employees or affiliates.  Richner Consultants shall not make any copies of Company’s Confidential Information except upon Company’s prior written approval.  Richner Consultants shall reproduce Company’s proprietary rights notices on any such authorized copies, in the same manner in which such notices were set forth in or on the original.  Richner Consultants shall promptly notify Company of any use or disclosure of such Confidential Information in violation of this Agreement of which Richner Consultants becomes aware.

7.
INDEPENDENT CONTRACTOR STATUS. In providing the Services to Company under this Agreement, Richner Consultants will be an independent contractor and not an employee or agent of Company and will not have any authority to make any binding commitments on behalf of Company. All compensation paid to Richner Consultants hereunder shall be paid without deductions of withholdings of any federal, state or local taxes, and Richner Consultants shall be solely responsible for all federal, state and local taxes due in respect thereof and all other deductions as may be required by law.  Richner Consultants agrees to comply with all applicable federal, state and local laws governing self-employed individuals, and agrees to indemnify and defend Company against any and all taxes, fines, penalties and interest related thereto.

8.	MISCELLANEOUS PROVISIONS.

8.1.
Integration, Modification and Waiver.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior understandings of the parties.  No supplement, modification or amendment of this Agreement will be binding unless executed in writing by the parties.  No waiver of any of the provisions of this Agreement or any right or remedy of any party hereunder will be deemed to be or will constitute a continuing waiver.  No waiver will be binding unless executed in writing by the party making the waiver.

8.2.
Severability.  If any provision of this Agreement or the application of any provision of this Agreement to any party or circumstance is, to any extent, adjudged invalid or unenforceable, the application of the remainder of such provision to such party or circumstance, the application of such provision to other parties or circumstances, and the application of the remainder of this Agreement, will not be affected thereby.

8.3.
Governing Law.  This Agreement will be governed by and construed and enforced in accordance with the Laws of the State of New York, without giving effect to any choice of Law or conflict of Law provision or rule that would cause the application of the Laws of any jurisdiction other than the State of New York.

8.4.	No Assignment. Neither party may assign or delegate this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

8.5.
Notices.  All notices and other communications required or permitted under this Agreement must be in writing and will be deemed to have been duly given (a) when delivered in person, (b) when dispatched by electronic facsimile transfer (with a confirmation report that the transmission was successful), (c) one (1) business day after having been dispatched by a nationally recognized overnight courier service or (d) five (5) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, to the appropriate party at the address or facsimile number specified below:

If to Company:
Lawrence Jasinski
CEO
ReWalk Robotics
200 Donald Lynch Boulevard
Marlborough, MA USA 01752
Larry.jasinski@rewalk.com

If to Richner Consultants, LLC:
Richner Consultants, LLC
623 Turner Park
Ann Arbor, MI 48103
randelrichner@gmail.com

8.6.
Counterparts.  This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic mail (as a portable document format (PDF) file or otherwise) will be effective as delivery of a manually executed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement which shall be legally binding on the parties as of the date last signed below.

ReWalk Robotics Ltd. By: __________________________________ Name: Larry Jasinski Title: CEO Date signed: _________________________	RICHNER CONSULTANTS, LLC By: __________________________________ Name: Randel Richner Title: President Date signed: _________________________

Exhibit A
Consulting Engagement
between Richner Consultants, LLC and ReWalk Robotics Ltd.

This Consulting Engagement is made pursuant to the Consulting Agreement entered into by the above parties and is subject to all terms contained therein.

1.
Strategic review of CMS activities; specific review and editing of CMS submission; review and editing of the company dossier for insurers; coordinating and establishing lobbying efforts with government and trade associations; review and support with private payers; review and support with VA interaction and other reimbursement related matters as designated and agreed to with the CEO including international reimbursement consultation as needed.

2.	Method of compensation to be paid by ReWalk Robotics Ltd.:

a.	Hourly rate (not to exceed $425.00/hr.): Cap of 282 hours ($119,850)

3.	Commencement date of engagement: January 1, 2022

4.	Completion date of engagement: December 31, 2022

5.	Expenses authorized to be incurred for this consulting engagement: As approved by the CEO

The Effective Date of this Referral Engagement is the date last signed below.

REWALK ROBOTICS LTD. By: __________________________________ Name: Title: Date signed: _________________________	RICHNER CONSULTANTS, LLC By: __________________________________ Name: Randel Richner Title: President Date signed: _________________________

REWALK ROBOTICS LTD.
Annual Meeting of Shareholders
To Be Held on Wednesday, July 27, 2022
This Proxy is Solicited on Behalf of The Board of Directors (“BOARD”)

The undersigned hereby constitute(s) and appoint(s) Jeff Dykan, Larry Jasinski and Almog Adar and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and re-subtitution to each of them, to represent and to vote, as designated on the reverse side of this proxy, on behalf of the undersigned, all of the ordinary shares, par value NIS 0.25 per share, of ReWalk Robotics Ltd. (the "Company") that the undersigned is/are entitled to vote as of the close of business on June 17, 2022, at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the Hyatt Place Marlborough / Apex Center Hotel, 169 Apex Drive, Marlborough, MA 01752 on Wednesday, July 27, 2022 at 10:00 a.m. (Eastern Time), and at any and all adjournments or postponements thereof on the following matters.

By signing this proxy, the undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference herein, and revokes any proxy previously given by the undersigned with respect to the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. PROPOSALS 1-6 ARE COMPANY PROPOSALS SUBMITTED TO SHAREHOLDERS BY OUR BOARD. FOR THE REASONS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT, OUR BOARD RECOMMENDS A VOTE “FOR” PROPOSALS 1-6. PROPOSALS 7-9 ARE PROPOSALS SUBMITTED TO SHAREHOLDERS BY A SHAREHOLDER OF THE COMPANY. FOR THE REASONS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT, OUR BOARD RECOMMENDS A VOTE “AGAINST” PROPOSALS 7-9. TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THE PROXIES NAMED HEREIN WILL HAVE DISCRETION TO VOTE ON SUCH OTHER ITEMS OF BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT, POSTPONEMENT, OR CONTINUATION THEREOF.

IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.
THANK YOU FOR VOTING.
(Continued and to be dated and signed on reverse side)	SEE REVERSE SIDE

↑TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED↑

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting The Notice and Proxy Statement and Annual Report are available at: proxyvoting.com/RWLK

Please mark vote as indicated in this example ☒
THE BOARD RECOMMENDS A VOTE “FOR” PROPOSALS 1 – 6 AND “AGAINST” PROPOSALS 7 – 9.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSALS 1 – 6
					FOR	AGAINST	ABSTAIN
1.To reelect three Class II directors of the Board, to serve until the 2025 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999.
				4. To approve the terms of consulting services by Randel E. Richner, a member of the Board.	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
1a. To reelect Mr. Larry Jasinski as a Class II director of the board of directors of the Company.	☐	☐	☐
5. To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2022 and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.
					☐	☐	☐

	FOR	AGAINST	ABSTAIN
1b. To reelect Dr. John William Poduska as a Class II director of the board of directors of the Company.	☐	☐	☐
	FOR	AGAINST	ABSTAIN
1c. To reelect Ms. Randel E. Richner as a Class II director of the board of directors of the Company.	☐	☐	☐		FOR	AGAINST	ABSTAIN
				6. To approve, on an advisory basis, the compensation of the Company’s named executive officers, commonly referred to as a “Say-on-Pay” vote.	☐	☐	☐

	FOR	AGAINST	ABSTAIN
2.To approve an amendment to the Company’s 2014 Incentive Compensation Plan to increase the number of shares available for issuance thereunder by 4,400,000 ordinary shares.	☐	☐	☐	THE BOARD RECOMMENDS A VOTE “AGAINST” PROPOSALS 7 – 9.

	FOR	AGAINST	ABSTAIN
7. To consider a shareholder proposal by Creative Value Capital Limited Partnership (“CVC”) to elect two shareholder nominees as Class II directors of the Board, to serve until the 2025 annual meeting of shareholders and until his successor has been duly elected and qualified, or until his office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law.

3a. Subject to approval of Proposal 2, to approve a grant of equity awards to Larry Jasinski, the Company’s Chief Executive Officer.	☐	☐	☐

	YES	NO
3a.i. To confirm that you are not a controlling shareholder (as defined in the Proxy Statement) and that you do not have a “personal benefit or other interest” (as defined in the Proxy Statement) in this proposal mark “YES”. Otherwise, mark “NO” to indicate that you are a controlling shareholder or that you do have a “personal benefit or other interest” in this proposal.

	☐	☐			FOR	AGAINST	ABSTAIN
				7a. Shareholder proposal by CVC to elect Mr. Hadar Levy as a Class II director of the board of directors of the Company.	☐	☐	☐
					FOR	AGAINST	ABSTAIN
				7b. Shareholder proposal by CVC to elect Mr. Ronen Grossman as a Class II director of the board of directors of the Company.	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
3b. To approve changes to the terms of the base annual compensation to be paid to Mr. Jasinski.	☐	☐	☐
8. To consider a shareholder proposal by CVC to amend the Company’s Articles of Association to declassify the Board and remove certain supermajority vote provisions for director removal immediately following the Meeting.
					☐	☐	☐
	YES	NO			FOR	AGAINST	ABSTAIN
3b.i. To confirm that you are not a controlling shareholder (as defined in the Proxy Statement) and that you do not have a “personal benefit or other interest” (as defined in the Proxy Statement) in this proposal mark “YES”. Otherwise, mark “NO” to indicate that you are a controlling shareholder or that you do have a “personal benefit or other interest” in this proposal.	☐	☐		9. To consider a shareholder proposal by CVC to remove three of the Company’s directors, Messrs. Jeff Dykan, Yohanan Engelhardt and Yasushi Ichiki, immediately following the Meeting.	☐	☐	☐

For each of proposals 3a. and 3b., if you do not mark whether you are a “controlling shareholder” or have a “personal benefit or other interest” in such proposal, your vote will not be counted in determining the vote on such proposal.

Date

(Signature)

(Signature if held jointly)
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE

Please sign exactly as your name or names appear on this Proxy. All holders must sign. When shares are held jointly, the senior of the joint holders must sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

↑TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE YOUR PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED↑

TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE

Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/RWLK. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Call ★ ★ Toll Free ★ ★
(866) 540-5758
There is NO CHARGE to you for this call

OPTION A:	You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B:
If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.

Internet and Telephone voting is available through 10:00 A.M. (Eastern Time) on Tuesday, July 26, 2022.	CONTROL NUMBER for Telephone/Internet Proxy Authorization